(2_FIDELITY_LOGOS)FIDELITY

ASSET MANAGER: GROWTH

ANNUAL REPORT
SEPTEMBER 30, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

MARKET RECAP             6    An overview of the market's
                              performance and the factors driving
                              it.

FUND TALK                7    The managers' review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       11   A summary of major shifts in the
                              fund's investments over the past six
                              months.

ADDITIONAL INTERVIEW     12   A discussion of upcoming changes
ON POLICY CHANGES             to
                              Asset Manager: Growth.

INVESTMENTS              14   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     43   Statements of assets and liabilities,
                              operations, and changes in net
                              assets, as well as financial
                              highlights.

NOTES                    47   Notes to the financial statements.

REPORT OF INDEPENDENT    52   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            53


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first nine months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term investments, both in the U.S. and overseas.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the fund's life of fund figure would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1996          PAST 1   LIFE OF
                                          YEAR     FUND

Asset Manager: Growth                     12.99%   83.86%

S&P 500(registered trademark)             20.33%   92.40%

Flexible Portfolio Funds Average          12.33%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on December 30, 1991. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of 178 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc., over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1996    PAST 1   LIFE OF
                                    YEAR     FUND

Asset Manager: Growth               12.99%   13.65%

S&P 500                             20.33%   14.74%

Flexible Portfolio Funds Average    12.33%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960731 19960814 160549 S00000000000001
             Asset Manager:Income        SP Standard & Poor 500      FI
Aggressive Composite
             00321                       SP001                       F0022
  1991/12/31      10000.00                    10000.00
10000.00
  1992/01/31      10367.06                     9814.00
9832.85
  1992/02/29      10585.32                     9941.58
9928.97
  1992/03/31      10436.51                     9747.72
9786.93
  1992/04/30      10466.27                    10034.30
9994.02
  1992/05/31      10684.52                    10083.47
10082.67
  1992/06/30      10565.48                     9933.23
10030.39
  1992/07/31      11001.98                    10339.50
10375.29
  1992/08/31      10823.41                    10127.54
10268.06
  1992/09/30      11071.43                    10247.04
10393.07
  1992/10/31      11279.76                    10282.91
10372.18
  1992/11/30      11686.51                    10633.55
10597.15
  1992/12/31      11907.91                    10764.35
10737.36
  1993/01/31      12079.90                    10854.77
10866.69
  1993/02/28      12231.66                    11002.39
11029.52
  1993/03/31      12707.16                    11234.54
11193.09
  1993/04/30      12747.63                    10962.67
11044.56
  1993/05/31      13010.68                    11256.47
11234.36
  1993/06/30      13202.90                    11289.11
11332.44
  1993/07/31      13445.72                    11243.95
11324.50
  1993/08/31      13992.04                    11670.10
11680.72
  1993/09/30      13931.34                    11580.24
11637.38
  1993/10/31      14366.38                    11819.95
11808.39
  1993/11/30      14244.97                    11707.66
11697.98
  1993/12/31      15041.53                    11849.32
11805.19
  1994/01/31      15622.08                    12252.20
12116.50
  1994/02/28      15157.64                    11920.17
11826.37
  1994/03/31      14387.09                    11400.45
11413.39
  1994/04/30      14365.98                    11546.37
11483.36
  1994/05/31      14482.09                    11735.73
11603.53
  1994/06/30      14049.31                    11448.21
11413.06
  1994/07/31      14397.64                    11823.71
11720.75
  1994/08/31      14904.30                    12308.48
12035.98
  1994/09/30      14682.64                    12006.92
11795.99
  1994/10/31      14724.86                    12277.08
11968.80
  1994/11/30      14302.64                    11829.95
11680.79
  1994/12/31      13930.27                    12005.39
11817.45
  1995/01/31      13583.09                    12316.69
12084.93
  1995/02/28      13810.93                    12796.67
12470.93
  1995/03/31      14093.00                    13174.30
12736.77
  1995/04/30      14483.57                    13562.28
13033.69
  1995/05/31      14841.59                    14104.36
13533.48
  1995/06/30      15156.22                    14432.01
13773.08
  1995/07/31      15785.47                    14910.57
14057.96
  1995/08/31      15872.26                    14948.00
14133.12
  1995/09/30      16143.49                    15578.81
14564.68
  1995/10/31      15948.20                    15523.19
14601.96
  1995/11/30      16338.77                    16204.66
15089.74
  1995/12/31      16709.46                    16516.76
15346.85
  1996/01/31      17260.20                    17078.99
15718.87
  1996/02/29      17238.17                    17237.31
15720.14
  1996/03/31      17271.22                    17403.31
15780.81
  1996/04/30      17568.62                    17659.83
15904.94
  1996/05/31      17766.88                    18115.28
16167.35
  1996/06/30      17843.99                    18184.30
16272.38
  1996/07/31      17392.38                    17380.92
15820.30
  1996/08/31      17513.54                    17747.48
16030.69
  1996/09/30      18240.52                    18746.31
16699.44
IMATRL PRASUN   SHR__CHT 19960731 19960814 160556 R00000000000123



$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager: Growth on December 31, 1991, just after the fund started. As the chart shows, by September 30, 1996, the value of the investment would have grown to $18,241 - an 82.41% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $18,746 - an 87.46% increase. You can also look at how the Fidelity Aggressive Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. Reflecting the fund's neutral mix of 65% stocks, 30% bonds, and 5% short-term instruments, this index combines returns from the S&P 500 (+87.46%), Lehman Brothers Treasury Bond Index (+35.43%), and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (+22.28%) and assumes monthly rebalancing. With dividends and interest, if any, reinvested, the same $10,000 investment would have grown to $16,699 - a 66.99% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
The stock market rebounded from a mid-summer downturn caused by confusion over the direction of interest rates, posting strong returns for the 12 months ended September 30, 1996. U.S. bond markets also recovered from a downturn earlier in the year that was sparked by fears of rising interest rates.
STOCKS: The Standard & Poor's 500 Index returned 20.33% during the period - above its long-term average of about 12%. The stock market spent much of the past year breaking price and trading volume records as strong corporate earnings reports, large cash inflows into mutual funds and widespread optimism propelled share prices higher. Further, the period was peppered with several high-profile merger announcements, especially in the media, telecommunications and technology sectors. While continued confusion over the direction of interest rates created a volatile backdrop in the summer months, stocks rallied late in the period when the Federal Reserve Board left short-term interest rates unchanged, and it appeared inflation would not be an issue for the remainder of 1996. Smaller-company stocks posted strong gains at the beginning of 1996, but trended downward in the spring and summer because they tend to be more affected by the higher borrowing costs brought on by higher rates. When interest rate fears subsided toward the end of the period, these stocks again posted strong price gains. The broad market posted more consistent gains in late summer, while larger-company stocks took the lead in the spring and climbed to new highs in September.
BONDS: Bond markets rebounded from sharp sell-offs earlier in 1996, as investors gained confidence that rising interest rates might not be a problem in an election year. For the 12 months ended September 30, 1996, the Lehman Brothers Aggregate Bond Index - a broad measure of U.S. taxable bonds - returned 4.90%. In January, the Federal Reserve Board lowered its target for the fed funds rate - the rate banks charge each other on overnight loans - from 5.50% to 5.25%, but the move largely was already taken into account by the market. Surprisingly robust employment reports in March reversed market sentiment, causing the yield on the 30-year Treasury bond to rise to over 7%, a level not seen in over a year. By June, however, soothing comments from Fed Chairman Alan Greenspan helped ease the market's fears of Fed interest rate increases and the 30-year yield dropped back below 7%. While bonds traded in a narrow range in the summer months - reflecting confusion over the direction of interest rates - the Fed's decision to take no action at the end of September, coupled with weaker than expected employment data, helped ease the market's fears. Investment-grade mortgage-backed securities performed well relative to other investment-grade securities. With prepayment fears easing in the face of a rising mortgage rate environment, the Salomon Brothers Mortgage Index returned 5.86% during the period.
FUND TALK: THE MANAGERS' OVERVIEW


An interview with Richard Habermann (center), Portfolio Manager of Fidelity Asset Manager: Growth, as well as George Vanderheiden (left) and Michael Gray, sub-managers for stocks and bonds, respectively.
Q. HOW DID THE FUND PERFORM, DICK?
D.H. For the year ended September 30, 1996, the fund had a total return of 12.99%. This was slightly better than the flexible portfolio funds average, according to Lipper Analytical Services, which was 12.33%.
Q. IT APPEARS YOU'VE MADE SOME CHANGES WITH THE FUND. WOULD YOU SUMMARIZE THEM FOR US?
D.H. For the fund's bond investments, we positioned most of our fixed-income assets in investment-grade, dollar-denominated securities. We also shortened the bond portfolio's duration - or sensitivity to interest rates - to bring it more in line with the bond market average (as represented by the Lehman Brothers Aggregate Bond Index). On the equity side, we reduced the fund's exposure to foreign stocks. In general, we also emphasized large-capitalization stocks whose dividend yields were slightly higher than that of the market.
Q. WHAT WAS THE FUND'S ASSET MIX AT THE END OF THE PERIOD COMPARED TO SIX MONTHS AGO?
D.H. The fund had about 71% in stocks, 21% in bonds and 8% in short-term instruments. Six months ago, the fund was about 67% stocks, 20% bonds and 13% short-term instruments compared to a neutral mix of 65% stocks, 30% bonds and 5% short-term instruments. Comparing the fund's asset allocation at the end of the period to six months ago, the most significant change was that we increased the fund's weighting in stocks - at the expense of short-term instruments - although they still remain fairly close to a neutral weighting.
Q. CAN YOU GIVE US SOME DETAILS ON YOUR ASSET ALLOCATION STRATEGY?
D.H. We significantly raised the fund's equity position for much of the period, then reduced it a bit in September to take advantage of the bond market. Both in the past spring and this past July, raising the equity position benefited the fund when investors bid up stock prices after finding that some negative corporate earnings reports were not indicative of the state of the overall market. On the bond side, we sold our positions in emerging market debt when these markets were very strong. Additionally, at certain times during the period, the bond market was spooked by stronger than expected economic data that was considered to be a signal of inflation. Bond investors fear inflation because it erodes the value of fixed-income investments. We bought more investment-grade bonds when their prices fell and their yields rose in response to the economic data. Therefore, we were able to lock in higher yields on our new fixed-income investments. Yields subsequently fell, increasing the value of the fixed-income securities we had purchased earlier.
Q. SO HOW DID THIS FIT IN WITH THE WEIGHTING IN BONDS?
D.H. The market has spent much of 1996 worried about inflation. However, in the last few months of the period, economic evidence such as declining durable goods orders and a weak September employment report suggested that the economy was, in fact, slowing. With this evidence, it made sense to modestly increase the bond component.
Q. TURNING TO YOU, GEORGE, WHAT STOCK-PICKING STRATEGIES HAVE YOU PURSUED? G.V. I've sought to minimize the risk in the stock holdings because I considered stock market valuations to be high on a historical basis. As a result, I've pursued two strategies - growth at a reasonable price and vulture investing. I have always felt the most prudent way to buy growth stocks is to get as much total return, meaning stock appreciation plus dividend yield, for as small a price as possible. The price you pay for a growth stock is reflected in its price-to-earnings ratio, or how much times earnings the market thinks that stock is worth. To give an example, both Philip Morris and Coca-Cola are growth stocks with each having grown its earnings per share at an 18% growth rate over the past 10 years. Assuming they can sustain similar growth rates in the future, Philip Morris would have a higher total return because its dividend yield is 5%, whereas Coke's is 1%. But look at what the market is paying for each stock's total return. At the end of the period, Coke was at around $51 and the consensus estimate for its earnings per share was $1.40 for 1996, thereby producing a price-to-earnings ratio of 36 times. Philip Morris was at about $90 with a consensus earnings-per-share estimate of $7.70 for 1996, thereby producing a price-to-earnings ratio of 12 times. Litigation concerns have been dragging down Philip Morris' ratio, but litigation worries have been around for 15 years and this was the biggest gap between Philip Morris' and Coke's price-to-earnings ratios. This is why I invested in Philip Morris and not Coca-Cola.
Q. WHAT DO YOU MEAN BY VULTURE INVESTING?
G.V. Occasionally bad things happen to good stocks. Quality growth stocks may stumble temporarily due to new product introductions, too much inventory or manufacturing problems that cause a disappointment in quarterly earnings. If these are truly temporary occurrences, they can be wonderful opportunities to buy a stock or sector when prices are down. For example, in January 1996, Intel stock had dropped to $50 from $75 months before as concerns developed over its receivables with Packard Bell. Nine months later the stock had increased substantially. Buying a sector with good long-term fundamentals after it has suffered a big decline can mitigate risk and enhance the ultimate upside gain. It does require patience.
Q. MICHAEL, DICK TALKED ABOUT ADDING INVESTMENT-GRADE SECURITIES. WHERE HAVE YOU FOUND OPPORTUNITIES?
M.G. I've increased the fund's investments in bonds that offered a yield advantage over Treasuries - agency issues, mortgage-backed securities and corporate bonds.
Q. WHAT MADE THE CORPORATE BONDS MORE ATTRACTIVE?
M.G. As Dick said, they became inexpensive earlier in the period. In addition, for most of the period, the fundamental outlook for corporations was favorable. That is, business prospects appeared to improve. The best indicator of a favorable corporate environment has been a strong stock market. This strength showed that corporations were doing well and that investors were comfortable with prospects as they drove up stock prices. Part of that optimism was a function of the economic environment, which has been fairly positive. Despite the bond market's inflation fears this past spring, the economy looked like it was growing while inflation remained under control. Moderate growth with low inflation is a good recipe for corporations. In addition, there was a limited supply of new corporate issues, along with fairly strong demand. Many investors were looking for added yield, and there wasn't much to buy in the way of corporate bonds. This backdrop helped corporate bonds post strong price gains on a relative basis.
Q. WERE THERE OTHER TYPES OF BONDS THAT WERE ATTRACTIVE TO YOU?
M.G. I was attracted to Yankee bonds. These are dollar-denominated bonds issued in the U.S. by foreign banks, governments and corporations. They tend to trade more cheaply than other bonds with similar credit ratings, and often don't drop in price as quickly as corporate bonds when bad news affects the issuer.
Q. WHAT KINDS OF MORTGAGE-BACKED SECURITIES DID YOU FAVOR?
M.G. When rates rose earlier in the period, I bought mortgage-backed securities that were selling at a discount. In general, I sought securities that I found to be less susceptible to changes in interest rates than other choices in the mortgage-backed sector. Mortgage-backed securities tend not to perform well if rates go up or down sharply, so I looked for those whose structure by nature would make them less sensitive to interest rate changes. Those securities tended to be in 15-year and 30-year mortgages that were selling at a discount.
Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?
D.H. I think there is compelling evidence that the economy is slowing. For stocks, companies have already reported an inability to pass on the higher costs of this country's tight labor market. Therefore, one could assume that it's going to be more difficult for corporate America to post significant earnings gains. This type of environment will demand an even more intensive, research-oriented approach that results in very selective stock picking. In this regard, our new management structure, which leverages George's 25 years of stock picking experience, could play an important role. As for fixed-income, a slower economy makes a compelling case for bonds, and Michael will continue to look for value in the government, mortgage and corporate sectors of the market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: maximum total return
over the long term through
investments in stocks, bonds
and short-term instruments
of all types
START DATE: December 30,
1991
SIZE: as of September 30,
1996, more than $3.0 billion
MANAGER: Richard
Habermann, since March
1996; manager, Fidelity Asset
Manager: Income and Fidelity
Asset Manager, since March
1996; previously managed
Fidelity Magellan Fund,
Fidelity Trend Fund; joined
Fidelity in 1968
(checkmark)
DICK HABERMANN ON THE FUND'S
MANAGEMENT STRUCTURE:
"I think our new management
structure has been
progressing nicely. In my
opinion, one of the true
strengths of Fidelity has been
strong security selection. This
is only enhanced by the years
of invaluable experience
George Vanderheiden and
Michael Gray bring to the
fund. In addition, overlaying
the security selection process
is a disciplined approach to
asset allocation. George and
Michael are free to overweight
and underweight individual
stocks and bonds, while I can
manage the overall portfolio in
relation to the fund's neutral
mix. The neutral mix makes a
lot of sense because if I'm not
keen on a particular asset
class, I can underweight that
class without being
completely out of the market."
INVESTMENT CHANGES


TOP FIVE STOCKS AS OF SEPTEMBER 30, 1996
                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      IN THESE STOCKS
                                                      6 MONTHS AGO

Federal National Mortgage Association   6.0           2.6

Philip Morris Companies, Inc.           5.3           4.0

Compaq Computer Corp.                   3.4           0.9

General Motors Corp.                    3.1           1.3

Royal Dutch Petroleum Co. ADR           2.0           0.4

TOP FIVE MARKET SECTORS AS OF SEPTEMBER 30, 1996
(STOCKS ONLY)   % OF FUND'S   % OF FUND'S
                INVESTMENTS   INVESTMENTS
                              IN THESE MARKET SECTORS
                              6 MONTHS AGO

Finance         15.1          14.9

Technology      10.7          6.3

Energy          6.7           4.8

Nondurables     6.2           5.3

Utilities       6.1           6.5

TOP FIVE COUNTRIES AS OF SEPTEMBER 30, 1996
                 % OF FUND'S   % OF FUND'S
                 INVESTMENTS   INVESTMENTS
                               IN THESE COUNTRIES
                               6 MONTHS AGO

United States    85.1          69.0

United Kingdom   2.9           2.0

Canada           2.7           2.2

Netherlands      2.2           0.8

Brazil           1.6           3.6

TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF APPLICABLE.
ASSET ALLOCATION
AS OF SEPTEMBER 30, 1996 * AS OF MARCH 31, 1996 **
Row: 1, Col: 1, Value: 8.0
Row: 1, Col: 2, Value: 21.0
Row: 1, Col: 3, Value: 50.0
Row: 1, Col: 4, Value: 21.0
Row: 1, Col: 1, Value: 13.0
Row: 1, Col: 2, Value: 20.0
Row: 1, Col: 3, Value: 40.0
Row: 1, Col: 4, Value: 27.0
Stock class 71%
Bond class 21%
Short-term
class and other 8%
FOREIGN
INVESTMENTS 15%
Stock class 67%
Bond class 20%
Short-term
class and other 13%
FOREIGN
INVESTMENTS 31%
*
**
ASSET ALLOCATIONS IN THE PIE CHARTS REFLECT THE CATEGORIZATION OF ASSETS AS DEFINED IN THE FUND'S PROSPECTUS. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART. ADDITIONAL INTERVIEW ON POLICY CHANGES


NOTE TO SHAREHOLDERS: Beginning on December 1, 1996, Asset Manager:
Growth's neutral mix of investments will be changing, and there will be a change in how bonds and short-term instruments are classified. In the following additional interview segment, Portfolio Manager Dick Habermann discusses these changes.
Q. WE UNDERSTAND THAT THE FUND'S NEUTRAL ALLOCATION PERCENTAGES ARE CHANGING. CAN YOU EXPLAIN?
A. Yes. Currently, Asset Manager: Growth's neutral mix - which represents how the fund's investments will be allocated, on average, over the long term - is 65% stocks, 30% bonds and 5% short-term instruments. Under a new policy approved by the fund's Board of Trustees, the neutral mix will be 70% stocks, 25% bonds and 5% short-term/money market. As always, this mix will vary over short-term periods as fund management makes gradual adjustments to the portfolio's holdings - within defined ranges - based on the current outlook for the different markets. The neutral mix is designed to establish a general direction for the fund and communicate the expected posture of the fund going forward.
Q. WHAT DO THESE CHANGES MEAN?
A. The most significant impact of the changes is a 5% increase in the fund's equity allocation at the expense of the bond component. The other changes to the bond and short-term classes are mainly a redefinition of the dividing line of short-term securities and longer-term bonds.
Q. SO YOU ARE ALSO CHANGING THE DEFINITION OF "SHORT-TERM" FOR THE PURPOSES OF HOW THE FUND LOOKS AT ITS ALLOCATIONS . . .
A. The short-term asset class in the fund currently includes all bonds and short-term instruments with maturities of three years or less. Under our new definition, we will generally move securities with one to three years remaining maturity into the bond class, leaving shorter-term instruments in a newly named "short-term/money market" class. In addition to redefining the bond and short-term classes, we also are assigning a manager to the short-term/money market part of the fund: John Todd, a veteran manager in our money market fund group who has been with Fidelity since 1981.
Q. WHY ARE YOU MAKING THESE CHANGES?
A. With the changes in the management structure, we thought it was a good time to reassess the neutral mix based on what we learned since we launched the first Asset Manager fund in 1988.
One thing we found is that stocks have continued to provide superior returns relative to both intermediate and long term bonds. At the same time, the volatility of stocks and bonds by some measures has been converging. Based on this comparison and other factors we evaluated, we believe the fund can modestly increase its allocation to equities and thus its potential return without unduly affecting its volatility.
Shareholders should remember that these allocations simply represent a neutral mix. Because the fund is actively managed, allocations will change based on the market environment. The allocation ranges for each asset class have been modified to accommodate the change in the neutral mix.
Q. AND WHY ARE YOU REDEFINING THE SHORT-TERM CLASS AND ASSIGNING A SUB-PORTFOLIO MANAGER?
A. We believe that actively managing the short-term part of the portfolio more like a money market fund will help to make this category more stable. Additionally, this redefinition is in line with the way Fidelity looks at fixed-income asset classes across our funds.
Q. WILL THESE CHANGES HAVE ANY IMPACT ON THE LEVEL OF FOREIGN SECURITIES HELD IN THE FUND?
A. Because part of the fund's goal is to produce high total return over the long-term through diversification, foreign investments will continue to play a role in the fund. However, we are more likely to seek investment opportunities first in domestic markets.
Q. HOW WILL YOU BE BRINGING THE FUND IN LINE WITH THE NEW POLICIES?
A. We will be making gradual changes, so that at the start of 1997, the fund's neutral allocation mix and holdings should be where we want them. Shareholders should keep in mind that we're continually fine-tuning the fund within its prospectus parameters to achieve the best risk-reward ratio, so making changes over the next month won't be unusual.
INVESTMENTS SEPTEMBER 30, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 69.3%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 0.5%
AEROSPACE & DEFENSE - 0.1%
Boeing Co.   26,500 $ 2,504
DEFENSE ELECTRONICS - 0.4%
Raytheon Co.   233,800  13,005
TOTAL AEROSPACE & DEFENSE   15,509
BASIC INDUSTRIES - 4.4%
CHEMICALS & PLASTICS - 2.6%
Air Products & Chemicals, Inc.   62,000  3,612
du Pont (E.I.) de Nemours & Co.   635,400  56,073
Raychem Corp.   139,000  10,425
Rohm & Haas Co.   10,100  662
Union Carbide Corp.   237,400  10,831
  81,603
METALS & MINING - 0.4%
Broken Hill Proprietary Co. Ltd. (The)  69,344  889
Dae Han Jung Suok  1  -
Eramet SA  23,400  1,396
Reynolds Metals Co.   183,300  9,372
  11,657
PACKAGING & CONTAINERS - 0.3%
Owens-Illinois, Inc. (a)  370,700  6,488
Tupperware Corp.   57,600  2,822
  9,310
PAPER & FOREST PRODUCTS - 1.1%
Boise Cascade Corp.   156,500  5,321
Champion International Corp.   252,300  11,574
Georgia-Pacific Corp.   21,200  1,677
International Paper Co.   220,000  9,350
Temple-Inland, Inc.   61,000  3,218
Willamette Industries, Inc.   50,300  3,295
  34,435
TOTAL BASIC INDUSTRIES   137,005
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - 0.6%
BUILDING MATERIALS - 0.1%
Tecumseh Products Co. Class A  44,600 $ 2,420
CONSTRUCTION - 0.3%
Centex Corp.   128,800  4,201
DR Horton, Inc. (a)  151,953  1,482
GTM-Entrepose  1,822  88
Kaufman & Broad Home Corp.   191,300  2,487
McDermott (J. Ray) SA  65,000  1,893
Ryland Group, Inc.   8,400  125
U.S. Home Corp. (a)  19,900  408
  10,684
ENGINEERING - 0.2%
Fluor Corp.   113,700  6,992
TOTAL CONSTRUCTION & REAL ESTATE   20,096
DURABLES - 5.9%
AUTOS, TIRES, & ACCESSORIES - 5.2%
Chrysler Corp.   50,000  1,431
Cross-Continent Auto Retailers, Inc.   6,400  147
Cummins Engine Co., Inc.   110,300  4,343
Dana Corp.   178,000  5,385
Discount Auto Parts, Inc. (a)  34,100  870
Federal-Mogul Corp.   120,700  2,550
General Motors Corp.   2,020,145  96,967
Goodyear Tire & Rubber Co.   59,700  2,754
Honda Motor Co. Ltd.   332,000  8,347
Magna International, Inc. Class A  458,600  22,089
Scania AB:
Class A  79,300  2,146
 Class B  72,500  1,967
Superior Industries International, Inc.   130,900  3,158
Volvo AB Class B  417,900  8,978
  161,132
CONSUMER DURABLES - 0.0%
Swedish Match Co.   336,600  1,015
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
CONSUMER ELECTRONICS - 0.6%
Newell Co.   116,800 $ 3,504
Sony Corp. ADR  10,000  636
Sony Corp.   108,400  6,843
Whirlpool Corp.   116,000  5,873
  16,856
HOME FURNISHINGS - 0.0%
Haverty Furniture Companies, Inc.   15,500  167
TEXTILES & APPAREL - 0.1%
Burlington Industries, Inc. (a)  440,200  4,346
TOTAL DURABLES   183,516
ENERGY - 6.7%
ENERGY SERVICES - 0.0%
McDermott International, Inc.   17,400  378
OIL & GAS - 6.7%
Amerada Hess Corp.   121,200  6,408
Anadarko Petroleum Corp.   17,200  961
Apache Corp.   16,300  485
Atlantic Richfield Co.   228,700  29,159
British Petroleum PLC:
ADR  275,680  34,460
 Ord.   499  5
Burlington Resources, Inc.   250,500  11,116
Canada Occidental Petroleum Ltd.   292,600  4,716
Elf Aquitaine SA sponsored ADR  62,619  2,466
Kerr-McGee Corp.   73,100  4,450
Louisiana Land & Exploration Co.   101,000  5,315
Noble Affiliates, Inc.   30,000  1,268
Occidental Petroleum Corp.   196,300  4,589
Renaissance Energy Ltd. (a)  116,700  3,423
Renaissance Energy Ltd. (a)(e)  70,000  2,053
Royal Dutch Petroleum Co.:
ADR  409,500  63,932
 Ord.   26,400  4,129
Santa Fe Energy Resources, Inc. (a)  181,000  2,579
Seagull Energy Corp. (a)  25,500  500
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Sun Co., Inc.   172,600 $ 3,970
Tosco Corp.   159,700  8,764
Total SA:
Class B  100,055  7,878
 sponsored ADR  136,151  5,327
Ultramar Corp.   28,300  856
Union Pacific Resources Group, Inc.   48,700  1,364
  210,173
TOTAL ENERGY   210,551
FINANCE - 15.1%
BANKS - 2.4%
Canadian Imperial Bank of Commerce  27,300  990
Fleet Financial Group, Inc.   746,717  33,229
HSBC Holdings PLC  1,020,934  19,165
Hong Leong Bank BHD  2,618,000  7,520
Krung Thai Bank Ltd. (For. Reg.)  645,980  2,795
NationsBank Corp.   48,900  4,248
Siam City Bank PCL (For. Reg.)  551,000  927
State Street Boston Corp.   57,000  3,270
Thai Military Bank Ltd. (For. Reg.)  114,480  408
  72,552
CLOSED END INVESTMENT COMPANY - 0.3%
Czech Value Fund (a)(e)  77,100  704
Emerging Germany Fund, Inc. (a)  67,500  540
First NIS Regional Fund (a)  480,000  5,784
France Growth Fund, Inc.   46,700  485
Italy Fund, Inc. (The)  37,900  336
Jardine Fleming China Region Fund, Inc.   111,300  1,127
  8,976
CREDIT & OTHER FINANCE - 0.3%
Associates First Capital Corp.   8,400  344
Hong Leong Credit BHD  1,297,000  6,055
Industrial Finance Corp. (For. Reg.)  415,066  1,698
National Finance & Securities PCL (For. Reg.)  20,700  71
Transamerica Corp.  20,900  1,460
  9,628
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
FEDERAL SPONSORED CREDIT - 8.1%
Federal Home Loan Mortgage Corporation  634,400 $ 62,092
Federal National Mortgage Association  5,377,200  187,530
Student Loan Marketing Association  52,200  3,895
  253,517
INSURANCE - 3.5%
AFLAC, Inc.   104,600  3,713
Allmerica Financial Corp.   133,300  4,332
Allstate Corp.   709,409  34,938
American International Group, Inc.   264,350  26,635
CIGNA Corp.   12,400  1,486
Equitable of Iowa Companies  16,100  668
General Re Corp.   117,200  16,613
Loews Corp.   21,500  1,664
MGIC Investment Corp.   55,900  3,766
Providian Corp.   189,100  8,131
Samsung Fire & Marine Insurance  2,500  1,332
Torchmark Corp.   130,700  5,996
Travelers/Aetna Property Casualty Corp. Class A  22,400  616
  109,890
SAVINGS & LOANS - 0.3%
Golden West Financial Corp.   151,920  8,868
SECURITIES INDUSTRY - 0.2%
United Asset Management Corp.   276,700  6,537
TOTAL FINANCE   469,968
HEALTH - 2.9%
DRUGS & PHARMACEUTICALS - 0.6%
Pharmacia & Upjohn, Inc.   146,550  6,045
Sandoz AG (Reg.)  4,075  4,892
Schering-Plough Corp.   126,400  7,774
SmithKline Beecham PLC ADR  14,200  864
  19,575
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
Baxter International, Inc.   36,600  1,711
Biomet, Inc.   238,300  3,902
  5,613
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL FACILITIES MANAGEMENT - 2.1%
Columbia/HCA Healthcare Corp.   1,122,750 $ 63,856
Humana, Inc. (a)  134,300  2,720
  66,576
TOTAL HEALTH   91,764
HOLDING COMPANIES - 0.1%
U.S. Industries, Inc. (a)  112,400  2,951
INDUSTRIAL MACHINERY & EQUIPMENT - 2.1%
ELECTRICAL EQUIPMENT - 1.1%
Emerson Electric Co.   26,100  2,352
General Electric Co.   109,100  9,928
Hutchison Whampoa Ltd. Ord.   1,807,000  12,151
Omron Corp.   126,000  2,365
Samsung Electro-Mechanics Co. Ltd. (New)
(bonus issue 2/96)  2,607  65
Scientific-Atlanta, Inc.   121,900  1,935
Sensormatic Electronics Corp.   118,500  2,118
Westinghouse Electric Corp.   190,100  3,541
  34,455
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
Caterpillar, Inc.   247,600  18,663
Deere & Co.   48,700  2,045
Dover Corp.   17,200  821
Kennametal, Inc.   3,310  114
PRI Automation, Inc. (a)  6,500  213
  21,856
POLLUTION CONTROL - 0.3%
Browning-Ferris Industries, Inc.   358,600  8,965
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   65,276
MEDIA & LEISURE - 1.4%
BROADCASTING - 0.0%
Home Shopping Network, Inc. (a)  77,700  806
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 0.0%
Cedar Fair LP (depositary unit)  10,400 $ 384
Royal Caribbean Cruises Ltd.   25,800  686
  1,070
LEISURE DURABLES & TOYS - 0.7%
Brunswick Corp.   90,600  2,174
Fleetwood Enterprises, Inc.   215,500  6,627
Nintendo Co. Ltd. Ord.   157,400  10,105
Outboard Marine Corp.   105,600  1,624
  20,530
LODGING & GAMING - 0.5%
Bally Gaming International, Inc. (warrants) (a)  37,500  94
Circus Circus Enterprises, Inc. (a)  380,400  13,457
Fitzgeralds South, Inc. (warrants) (a)(e)  410  -
Mirage Resorts, Inc. (a)  26,600  682
  14,233
PUBLISHING - 0.0%
Times Mirror Co. Class A  11,200  498
RESTAURANTS - 0.2%
Brinker International, Inc. (a)  135,700  2,307
Darden Restaurants, Inc.   123,800  1,068
McDonald's Corp.   49,500  2,345
  5,720
TOTAL MEDIA & LEISURE   42,857
NONDURABLES - 6.2%
FOODS - 0.1%
General Mills, Inc.   37,500  2,264
HOUSEHOLD PRODUCTS - 0.0%
Premark International, Inc.   58,000  1,095
TOBACCO - 6.1%
Philip Morris Companies, Inc.   1,841,600  165,284
RJR Nabisco Holdings Corp.   801,084  20,828
UST, Inc.   148,600  4,402
  190,514
TOTAL NONDURABLES   193,873
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
PRECIOUS METALS - 1.1%
Agnico Eagle Mines Ltd.   152,700 $ 2,338
Barrick Gold Corp.   806,500  20,163
Franco Nevada Mining Corp.   49,200  1,844
Getchell Gold Corp. (a)  39,069  1,851
Pan American Silver Corp. (a)  125,000  909
Placer Dome, Inc.   203,600  4,814
Santa Fe Pacific Gold Corp.   186,022  2,325
  34,244
RETAIL & WHOLESALE - 4.6%
APPAREL STORES - 0.3%
Lamonts Apparel, Inc. (warrants) (a)  47,666  -
Melville Corp.   38,600  1,703
TJX Companies, Inc.   228,800  8,208
  9,911
GENERAL MERCHANDISE STORES - 2.0%
Dillard Department Stores, Inc. Class A  64,400  2,077
Federated Department Stores, Inc. (a)  506,600  16,971
Price/Costco, Inc. (a)  23,600  484
Wal-Mart Stores, Inc.   1,504,500  39,681
Woolworth Corp. (a)  86,500  1,784
  60,997
RETAIL & WHOLESALE, MISCELLANEOUS - 2.3%
Amway Japan Ltd.   41,000  1,782
Best Buy Co., Inc. (a)  83,000  1,888
Circuit City Stores, Inc.   308,900  11,159
Home Depot, Inc. (The)  474,700  26,999
Lowe's Companies, Inc.   192,900  7,885
Officemax, Inc. (a)  142,575  1,996
Office Depot, Inc. (a)  149,350  3,528
Rex Stores Corp. (a)  31,200  343
Tandy Corp.   155,500  6,278
Toys "R" Us, Inc. (a)  361,100  10,518
  72,376
TOTAL RETAIL & WHOLESALE   143,284
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - 0.1%
ADVERTISING - 0.1%
Interpublic Group of Companies, Inc.   19,400 $ 917
SERVICES - 0.0%
Time Engineering BHD  310,000  616
Zebra Technologies Corp. Class A (a)  9,600  246
  862
TOTAL SERVICES   1,779
TECHNOLOGY - 10.6%
COMMUNICATIONS EQUIPMENT - 0.1%
Cisco Systems, Inc. (a)  67,900  4,214
COMPUTER SERVICES & SOFTWARE - 1.0%
America Online, Inc. (a)  122,200  4,353
Automatic Data Processing, Inc.   168,000  7,329
Electronic Data Systems Corp.  83,600  5,132
Metromail Corp. (a)  21,100  456
Microsoft Corp. (a)  28,300  3,732
Oracle Systems Corp. (a)  138,900  5,912
Policy Management Systems Corp. (a)  140,100  4,763
  31,677
COMPUTERS & OFFICE EQUIPMENT - 6.5%
Adaptec, Inc. (a)  30,600  1,836
Compaq Computer Corp. (a)  1,665,700  106,813
Digital Equipment Corp. (a)  24,500  876
Hewlett-Packard Co.   232,000  11,310
International Business Machines Corp.   499,200  62,150
Micron Electronics, Inc. (a)  28,400  586
SCI Systems, Inc. (a)  165,300  9,298
Seagate Technology (a)  128,700  7,191
Tech Data Corp. (a)  84,900  2,367
  202,427
ELECTRONIC INSTRUMENTS - 0.5%
Applied Materials, Inc. (a)  161,000  4,447
Credence Systems Corp. (a)  34,000  536
Lam Research Corp. (a)  68,200  1,816
Novellus System, Inc. (a)  77,800  3,316
Teradyne, Inc. (a)  227,200  3,777
  13,892
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
ELECTRONICS - 2.0%
AMP, Inc.   81,400 $ 3,154
Intel Corp.   187,100  17,857
Methode Electronics, Inc. Class A  11,300  210
Microchip Technology, Inc. (a)  28,100  1,050
Micron Technology, Inc.   171,700  5,237
Molex, Inc.   67,300  2,271
National Semiconductor Corp. (a)  65,400  1,316
S-3, Inc. (a)  23,600  466
Samsung Electronics Co. Ltd. (bonus issue 3/96) (a)  173  13
Solectron Corp. (a)  413,800  20,276
Storage Technology Corp. (a)  69,400  2,629
Texas Instruments, Inc.   123,500  6,808
Xilinx, Inc. (a)  53,400  1,816
  63,103
PHOTOGRAPHIC EQUIPMENT - 0.5%
Fuji Photo Film Co. Ltd.   483,000  14,703
TOTAL TECHNOLOGY   330,016
TRANSPORTATION - 0.9%
AIR TRANSPORTATION - 0.0%
Southwest Airlines Co.   45,000  1,029
RAILROADS - 0.8%
Bombardier, Inc. Class B  134,000  1,909
Burlington Northern Santa Fe Corp.   99,600  8,404
CSX Corp.   271,600  13,716
  24,029
SHIPPING - 0.1%
Overseas Shipholding Group, Inc.   19,400  320
Stolt-Nielsen SA  31,000  484
Stolt-Nielsen SA Class B sponsored ADR  100,300  1,568
Storli AS Class B (non-vtg.)  11,300  182
  2,554
TRUCKING & FREIGHT - 0.0%
Consolidated Freightways, Inc.   12,300  301
TOTAL TRANSPORTATION   27,913
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - 6.1%
CELLULAR - 2.0%
AirTouch Communications, Inc. (a)  390,200 $ 10,779
Korea Mobile Telecommunications Corp.   1,500  1,754
360 Degrees Communications Co.   15,200  357
Vodafone Group PLC sponsored ADR  1,161,000  39,619
Vodafone Group PLC  3,281,979  11,377
  63,886
ELECTRIC UTILITY - 0.3%
American Electric Power Co., Inc.   500  20
Duke Power Co.   7,600  354
El Paso Electric Co. (a)  21,301  116
FPL Group, Inc.   7,600  329
Korea Electric Power Corp. sponsored ADR  134,000  2,529
Korea Electric Power Corp.   171,400  5,666
Wisconsin Energy Corp.   7,600  205
  9,219
TELEPHONE SERVICES - 3.8%
Ameritech Corp.  211,500  11,130
Bell Atlantic Corp.   160,600  9,616
BellSouth Corp.   343,200  12,698
MCI Communications Corp.   103,200  2,645
NYNEX Corp.   301,000  13,094
SBC Communications, Inc.   397,584  19,134
Telebras sponsored ADR  25,000  1,963
Telebras PN (Pfd. Reg.)  313,447,102  24,646
Telebras ON  100,000,000  6,502
Telesp PN (Pfd. Reg.)  84,151,449  16,151
  117,579
TOTAL UTILITIES   190,684
TOTAL COMMON STOCKS
(Cost $1,888,359)   2,161,286
PREFERRED STOCKS - 1.0%
 SHARES VALUE (NOTE 1)
  (000S)
CONVERTIBLE PREFERRED STOCKS - 0.5%
BASIC INDUSTRIES - 0.0%
METALS & MINING - 0.0%
Reynolds Metals Co. $3.31  14,100 $ 650
PACKAGING & CONTAINERS - 0.0%
Crown Cork & Seal, Inc. $1.88  936  43
TOTAL BASIC INDUSTRIES   693
ENERGY - 0.0%
OIL & GAS - 0.0%
Atlantic Richfield Co. exchangeable $2.23  32,500  764
HEALTH - 0.4%
MEDICAL EQUIPMENT & SUPPLIES - 0.4%
U.S. Surgical Corp. $2.20 (e)  256,100  10,597
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
ELECTRICAL EQUIPMENT - 0.0%
Westinghouse Electric Corp. $1.30 (e)  32,600  554
NONDURABLES - 0.0%
TOBACCO - 0.0%
RJR Nabisco Holdings Corp. depositary shares representing
1/10 pfd., Series C  96,400  518
RETAIL & WHOLESALE - 0.0%
GROCERY STORES - 0.0%
Supermarkets General Holdings Corp. exchangeable
pay-in-kind $3.52 (a)  18,200  491
TECHNOLOGY - 0.1%
COMPUTER SERVICES & SOFTWARE - 0.1%
Ceridian Corp. $2.75  16,800  1,848
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Wang Labs, Inc. $3.25 (e)  12,400  598
TOTAL TECHNOLOGY   2,446
TOTAL CONVERTIBLE PREFERRED STOCKS   16,063
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONCONVERTIBLE PREFERRED STOCKS - 0.5%
ENERGY - 0.0%
OIL & GAS - 0.0%
Gulf Canada Resources Ltd., Series 1, adj. rate  161,200 $ 527
MEDIA & LEISURE - 0.5%
BROADCASTING - 0.4%
Cablevision System Corp. depositary shares representing
1/100 pfd., Series M pay-in-kind (a)  49,272  4,792
Time Warner, Inc., Series K exchangeable  6,372  6,690
  11,482
PUBLISHING - 0.1%
News Corp. Ltd. (ltd. vtg.)  532,000  2,282
TOTAL MEDIA & LEISURE   13,764
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Revlon Group, Inc., Series B exchangeable 14 7/8%  4,600  449
TECHNOLOGY - 0.0%
COMPUTER SERVICES & SOFTWARE - 0.0%
ICG Holdings, Inc. exchangeable pay-in-kind (a)  900  990
TOTAL NONCONVERTIBLE PREFERRED STOCKS   15,730
TOTAL PREFERRED STOCKS
(Cost $26,327)   31,793
CORPORATE BONDS - 8.8%
 MOODY'S PRINCIPAL
 RATINGS (B) AMOUNT (000S)
CONVERTIBLE BONDS - 0.0%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Cooper Industries, Inc. 7.05%, 1/1/15  A3 $ 363  397
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
CONVERTIBLE BONDS - CONTINUED
TECHNOLOGY - 0.0%
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Unisys Corp. 8 1/4%, 8/1/00  B3 $ 150 $ 140
ELECTRONICS - 0.0%
United Microelectronics Corp. euro
1 1/4%, 6/8/04  -  50  60
TOTAL TECHNOLOGY   200
TOTAL CONVERTIBLE BONDS   597
NONCONVERTIBLE BONDS - 8.8%
AEROSPACE & DEFENSE - 0.2%
Be Aerospace, Inc. 9 7/8%, 2/1/06  B2  770  782
Lockheed Martin Corp.:
7 1/4%, 5/15/06  A3  2,000  2,000
 7.70%, 6/15/08  A3  1,000  1,024
 7 3/4%, 5/1/26  A3  1,000  1,006
Rohr, Inc. 11 5/8%, 5/15/03  Ba3  320  354
  5,166
BASIC INDUSTRIES - 0.3%
CHEMICALS & PLASTICS - 0.2%
Acetex Corp. yankee 9 3/4%, 10/1/03  B1  3,400  3,314
Ivex Holdings Corp. 0%, 3/15/05 (c)  Caa  900  608
Sterling Chemicals Holdings, Inc.
11 3/4%, 8/15/06  B3  1,830  1,917
  5,839
PACKAGING & CONTAINERS - 0.1%
Owens-Illinois, Inc. 9.95%, 10/15/04  B2  2,120  2,210
PAPER & FOREST PRODUCTS - 0.0%
Printpack, Inc., Series A, 10 5/8%, 8/15/06 (e)  B3  230  237
TOTAL BASIC INDUSTRIES   8,286
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
CONSTRUCTION & REAL ESTATE - 0.3%
BUILDING MATERIALS - 0.2%
Building Materials Corp. of America
0%, 7/1/04 (c)  B1 $ 4,260 $ 3,418
Usinor Sacilor yankee 7 1/4%, 8/1/06  Baa2  2,250  2,203
  5,621
CONSTRUCTION - 0.1%
Greystone Homes, Inc. 10 3/4%, 3/1/04  B1  2,240  2,218
TOTAL CONSTRUCTION & REAL ESTATE   7,839
DURABLES - 0.4%
AUTOS, TIRES, & ACCESSORIES - 0.2%
APS, Inc. 11 7/8%, 1/15/06  B2  210  229
Aetna Industries, Inc. 11 7/8%, 10/1/06 (e)  B3  1,780  1,820
Aftermarket Technology Corp., Series B,
12%, 8/1/04  B3  2,030  2,213
Delco Remy International, Inc.
10 5/8%, 8/1/06 (e)  B2  2,150  2,215
Lear Seating Corp. 8 1/4%, 2/1/02  B1  850  837
  7,314
CONSUMER ELECTRONICS - 0.1%
Shop Vac Corp. 10 5/8%, 9/1/03 (e)  Ba3  900  927
Tag Heuer International SA yankee
12%, 12/15/05  B3  1,600  1,792
  2,719
HOME FURNISHINGS - 0.0%
Interlake Corp. 12 1/8%, 3/1/02  B3  1,090  1,131
Knoll, Inc. 10 7/8%, 3/15/06  B3  600  633
  1,764
TEXTILES & APPAREL - 0.1%
Hat Brands, Inc., Series B, 12 5/8%, 9/15/02 (j)  -  250  188
Reeves Industries, Inc. 11%, 7/15/02  B2  2,150  2,031
  2,219
TOTAL DURABLES   14,016
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
ENERGY - 0.3%
OIL & GAS - 0.3%
Clark USA, Inc. 10 7/8%, 12/1/05  B2 $ 1,030 $ 1,052
Diamond Shamrock, Inc. 7.65%, 7/1/26  Baa3  1,000  1,017
Mesa Operating Co. 10 5/8%, 7/1/06  B2  1,110  1,166
Norcen Energy Resources Ltd. yankee
7 3/8%, 5/15/06  Baa3  1,000  994
Occidental Petroleum Corp.:
10.94%, 5/17/00  Baa3  1,200  1,354
 6.39%, 11/9/00  Baa3  500  491
 8 1/2%, 11/9/01  Baa3  530  563
Petro-Canada, Inc. yankee 7 7/8%, 6/15/26  Baa1  1,000  1,011
Tosco Corp. 7 5/8%, 5/15/06  Ba1  1,580  1,577
USX Corp. 8 1/2%, 3/1/23  Baa3  430  435
  9,660
FINANCE - 2.6%
ASSET-BACKED SECURITIES - 0.4%
Airplanes Pass Through Trust Class D
10 7/8%, 3/15/19  Ba2  7,430  8,024
Caterpillar Financial Asset Trust
6.55%, 5/22/02  A3  370  368
Green Tree Financial Corp.:
6 1/2%, 6/15/27  Aaa  750  749
 6.80%, 6/15/27  Aaa  750  749
Premier Auto Trust:
8.05%, 4/4/00  Aaa  2,966  3,042
 6%, 5/6/00  Aaa  970  966
  13,898
BANKS - 0.8%
Banponce Financial Corp. 7.72%, 4/13/00  A3  1,000  1,021
Capital One Bank:
8 1/8%, 2/27/98  Baa3  450  459
 7.20%, 7/19/99  Baa3  4,000  4,020
Central Fidelity Banks, Inc. 8.15%, 11/15/02  Baa2  1,100  1,151
Chase Manhattan Corp. 6 1/4%, 1/15/06  A2  3,150  2,918
Den Danske Bank Group AS yankee
7 1/4%, 6/15/05 (e)  A2  1,200  1,188
Keycorp 7 1/2%, 6/15/06  A2  2,800  2,818
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
BANKS - CONTINUED
Korea Development Bank yankee
7 1/4%, 5/15/06  A1 $ 3,600 $ 3,588
Midland Bank PLC yankee 7 5/8%, 6/15/06  A1  1,220  1,240
Signet Bank 7.80%, 9/15/06  Baa1  1,250  1,267
Southern National Corp. 7.05%, 5/23/03  A3  2,200  2,187
Summit Bancorp 8 5/8%, 12/10/02  BBB-  650  695
Union Planters National Bank 6.81%, 8/20/01  A3  1,500  1,489
  24,041
CREDIT & OTHER FINANCE - 0.9%
ContiFinancial Corp. 8 3/8%, 8/15/03  Ba  1,810  1,815
Finova Capital Corp. 6.12%, 5/28/02  Baa1  1,000  957
Ford Motor Credit:
5.73%, 2/23/00  A1  1,500  1,454
 6.65%, 5/22/00  A1  4,000  3,981
 6.57%, 3/19/01  A1  2,500  2,466
 7%, 9/25/01  A1  8,000  8,020
General Motors Acceptance Corp.
5 5/8%, 2/1/99  A3  2,000  1,960
HMC Acquisition Properties, Inc. 9%, 12/15/07  Ba3  4,580  4,395
Homeside, Inc. 11 1/4%, 5/15/03 (e)  Ba1  830  896
North American Mortgage Co. 7.29%, 8/19/03  Baa2  500  501
Repsol International Finance BV yankee
7%, 8/1/05  Aa3  2,000  1,975
  28,420
INSURANCE - 0.2%
Reliance Financial Services 9.273%, 11/1/00 (f)  BBB  680  687
Reliance Group:
9%, 11/15/00  Ba3  1,660  1,681
 9 3/4%, 11/15/03  B1  3,950  3,999
  6,367
SAVINGS & LOANS - 0.3%
First Nationwide Parent Holdings Ltd.
12 1/2%, 4/15/03  B2  4,850  5,238
First Nationwide Escrow Corp.
10 5/8%, 10/1/03 (e)  Ba3  1,420  1,484
Great Western Financial Corp. 8.60%, 2/1/02  Baa1  1,000  1,065
  7,787
TOTAL FINANCE   80,513
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
HEALTH - 0.2%
MEDICAL FACILITIES MANAGEMENT - 0.2%
Columbia/HCA Healthcare Corp.
6 7/8%, 7/15/01  A3 $ 1,000 $ 1,001
Tenet Healthcare Corp. 10 1/8%, 3/1/05  Ba3  3,760  4,071
  5,072
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Exide Corp.:
10 3/4%, 12/15/02  B1  1,485  1,544
 10%, 4/15/05  B1  890  903
IMO Industries, Inc. 11 3/4%, 5/1/06 (e)  B3  1,150  1,196
  3,643
POLLUTION CONTROL - 0.0%
Envirosource, Inc. 9 3/4%, 6/15/03  B3  570  542
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   4,185
MEDIA & LEISURE - 1.7%
BROADCASTING - 1.1%
Bell Cablemedia PLC yankee 0%,
9/15/05 (c)  B2  2,250  1,530
Cablevision Systems Corp. 9 7/8%, 5/15/06  B2  1,200  1,200
Citicasters, Inc. 9 3/4%, 2/15/04  B2  4,525  4,591
CS Wireless Systems, Inc. 0%, 3/1/06 unit (c)(e)  -  270  551
Granite Broadcasting Corp.:
10 3/8%, 5/15/05  B3  750  763
 9 3/8%, 12/1/05  B3  210  204
Intermedia Capital Partners IV LP/ Intermedia
Partners IV Capital Corp.
11 1/4%, 8/1/06 (e)  B2  2,120  2,205
International Cabletel, Inc. 0%, 2/1/06 (c)  B3  500  298
Lenfest Communications, Inc.
10 1/2%, 6/15/06 (e)  B2  1,900  1,962
NWCG Holdings Corp. 0%, 6/15/99  Caa  680  544
SCI Television, Inc. secured 11%, 6/30/05  B2  7,546  8,065
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
SFX Broadcasting, Inc., Series B,
10 3/4%, 5/15/06  B3 $ 4,245 $ 4,415
TCI Communications, Inc. 6 7/8%, 2/15/06  Ba1  1,100  994
Telemundo Group, Inc. 7%, 2/15/06 (k)  B1  2,590  2,461
Telewest PLC 0%, 10/1/07 (c)  B1  3,670  2,330
Time Warner, Inc.:
7.95%, 2/1/00  Ba1  1,000  1,023
 7 3/4%, 6/15/05  Ba1  2,200  2,177
  35,313
LODGING & GAMING - 0.4%
American Skiing Co. 12%, 7/15/06 (e)  B3  2,360  2,348
Casino America, Inc. 12 1/2%, 8/1/03  B1  2,210  2,312
Courtyard by Marriott II LP/Courtyard II
Finance Co., Series B, 10 3/4%, 2/1/08  B-  860  884
HMH Properties, Inc. 9 1/2%, 5/15/05  B1  3,890  3,890
Harrah's Jazz Co. 14 1/4%, 11/15/01 (j)  Caa  595  327
Wyndham Hotel Corp. 10 1/2%, 5/15/06  B2  750  778
  10,539
PUBLISHING - 0.0%
Golden Books Publishing, Inc. 7.65%, 9/15/02  B1  650  556
RESTAURANTS - 0.2%
Foodmaker, Inc. 9 3/4%, 6/1/02  B3  2,080  2,023
Host Marriott Travel Plazas, Inc., Series B,
9 1/2%, 5/15/05  B1  4,320  4,320
  6,343
TOTAL MEDIA & LEISURE   52,751
NONDURABLES - 0.7%
FOODS - 0.4%
ConAgra, Inc. 7 1/8%, 10/1/26  Baa1  1,250  1,242
Chiquita Brands International, Inc.
9 5/8%, 1/15/04  B1  4,760  4,855
Foodbrands of America, Inc.
10 3/4%, 5/15/06  B3  1,440  1,483
Ralcorp Holdings, Inc. 8 3/4%, 9/15/04  Ba1  1,000  1,070
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
NONDURABLES - CONTINUED
FOODS - CONTINUED
Specialty Foods Corp.:
10 1/4%, 8/15/01  B3 $ 630 $ 580
 11 1/8%, 10/1/02  B3  2,420  2,251
 11 1/4%, 8/15/03  Caa  1,300  1,053
  12,534
HOUSEHOLD PRODUCTS - 0.3%
Revlon Consumer Products Corp. 10 1/2%,
2/15/03  B3  1,660  1,722
Revlon Worldwide Corp. secured 0%, 3/15/98  B3  9,454  8,296
  10,018
TOTAL NONDURABLES   22,552
RETAIL & WHOLESALE - 0.4%
APPAREL STORES - 0.0%
Lamonts Apparel, Inc. 10 1/4%, 11/1/99
pay-in-kind (e)(j)  -  1,584  71
Loehmann's, Inc. 11 7/8%, 5/15/03  B2  910  965
  1,036
GENERAL MERCHANDISE STORES - 0.2%
Dayton Hudson Corp. 7 1/2%, 7/15/06  Baa1  2,000  2,005
K Mart Corp. 12 1/2%, 3/1/05  Ba3  1,360  1,489
Michals Stores, Inc. 10 7/8%, 6/18/06  Ba1  2,770  2,805
J C Penney, Inc.:
7 3/8%, 8/15/08  A1  500  499
 6.90%, 8/15/26  A1  250  248
  7,046
GROCERY STORES - 0.2%
Kroger Co. 8.15%, 7/15/06  Ba1  1,000  1,016
Pathmark Stores, Inc.:
9 5/8%, 5/1/03  B2  2,910  2,845
 0%, 11/1/03 (c)  B3  2,360  1,599
  5,460
TOTAL RETAIL & WHOLESALE   13,542
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
SERVICES - 0.1%
PRINTING - 0.0%
Sullivan Graphics, Inc. 12 3/4%, 8/1/05  Caa $ 1,810 $ 1,747
SERVICES - 0.1%
Iron Mountain, Inc. 10 1/8%, 10/1/06  B3  70  71
Prime Succession Acquisition Corp.
10 3/4%, 8/15/04 (e)  B  1,860  1,953
  2,024
TOTAL SERVICES   3,771
TECHNOLOGY - 0.4%
COMMUNICATIONS EQUIPMENT - 0.1%
Echostar Communications Corp.
0%, 6/1/04 (c)  B2  2,990  2,362
Echostar Satellite Broadcasting Corp.
0%, 3/15/04 (c)  Caa  1,080  740
  3,102
COMPUTERS & OFFICE EQUIPMENT - 0.2%
Comdisco, Inc.:
6.35%, 8/7/98  Baa2  1,300  1,298
 5 3/4%, 2/15/01  Baa2  500  479
 7.21%, 7/2/01  Baa2  1,750  1,770
Unisys Corp., Series B, 12%, 4/15/03  B1  3,210  3,306
  6,853
ELECTRONICS - 0.1%
Advanced Micro Devices, Inc. 11%, 8/1/03  Ba1  1,050  1,082
TOTAL TECHNOLOGY   11,037
TRANSPORTATION - 0.3%
AIR TRANSPORTATION - 0.2%
Delta Air Lines, Inc.:
9 7/8%, 5/15/00  Baa3  500  541
 10 1/2%, 4/30/16  Baa1  1,500  1,777
US Air, Inc.:
9 5/8%, 2/1/01  B3  2,350  2,233
 10%, 7/1/03  B3  2,770  2,631
  7,182
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
TRANSPORTATION - CONTINUED
RAILROADS - 0.1%
Burlington Northern Santa Fe Corp.
7.29%, 6/1/36  Baa $ 1,500 $ 1,503
Johnstown America Industries, Inc.
11 3/4%, 8/15/05  B3  2,360  2,124
  3,627
TOTAL TRANSPORTATION   10,809
UTILITIES - 0.8%
CELLULAR - 0.4%
Arch Communications Group, Inc.
0%, 3/15/08 (c)  B3  2,110  1,208
Intercel, Inc. 0%, 5/1/06 (c)  B2  2,390  1,362
Microcell Telecommunications, Inc.
0%, 6/1/06 unit (c)(e)  B3  230  127
Millicom International Cellular SA
0%, 6/1/06 (c)(e)  B3  790  445
Mobile Telecommunications Technologies Corp.
13 1/2%, 12/15/02  B3  670  704
Paging Network, Inc.:
8 7/8%, 2/1/06  B2  150  144
 10 1/8%, 8/1/07  B2  840  865
Rogers Cantel, Inc. 9 3/8%, 6/1/08  Ba3  3,800  3,763
360 Degrees Communications Co.
7 1/2%, 3/1/06  Ba2  950  923
Western Wireless Corp. 10 1/2%, 6/1/06  B3  1,300  1,326
  10,867
ELECTRIC UTILITY - 0.1%
El Paso Electric Co., Series E,
9.40%, 5/1/11 1st Mtg.  Ba3  2,710  2,791
Hydro-Quebec yankee 8.40%, 1/15/22  A2  900  949
  3,740
TELEPHONE SERVICES - 0.3%
Call-Net Enterprises, Inc. yankee
0%, 12/1/04 (c)  B2  3,060  2,379
MCI Communications Corp. 7 1/8%, 6/15/27  A2  1,000  1,020
MFS Communications, Inc. 0%, 1/15/06 (c)  B1  4,530  3,171
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
UTILITIES - CONTINUED
TELEPHONE SERVICES - CONTINUED
Shared Technologies Fairchild Communications
Corp. 0%, 3/1/06 (c)  Caa $ 3,320 $ 2,598
Teleport Communications Group, Inc.
0%, 7/1/07 (c)  B1  1,200  771
  9,939
TOTAL UTILITIES   24,546
TOTAL NONCONVERTIBLE BONDS   273,745
TOTAL CORPORATE BONDS
(Cost $269,311)   274,342
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 10.0%
U.S. TREASURY OBLIGATIONS - 9.1%
6 1/8%, 3/31/98  Aaa  56,680  56,786
9 1/4%, 8/15/98  Aaa  14,430  15,217
9 1/8%, 5/15/99  Aaa  9,000  9,617
7 3/4%, 12/31/99  Aaa  83,800  87,230
7 7/8%, 8/15/01  Aaa  24,070  25,458
10 3/4%, 5/15/03  Aaa  8,000  9,758
11 3/4%, 2/15/10  Aaa  14,890  19,548
12 3/4%, 11/15/10 (callable)  Aaa  8,000  11,186
8 3/4%, 5/15/17  Aaa  18,150  21,457
8 7/8%, 2/15/19  Aaa  22,675  27,256
TOTAL U.S. TREASURY OBLIGATIONS   283,513
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.9%
Federal Home Loan Bank:
5.615%, 12/13/00  Aaa $ 1,760 $ 1,699
 7.66%, 7/20/04  Aaa  4,540  4,743
 7.59%, 3/10/05  Aaa  1,550  1,614
Federal Home Loan Mortgage Corporation
6.80%, 8/22/05  Aaa  900  889
Federal National Mortgage Assocation:
5 1/2%, 2/2/01  Aaa  3,820  3,661
 7.49%, 3/2/05  Aaa  2,320  2,399
Guaranteed Export Trust Certificates (assets of
Trust guaranteed by U.S. Government
through Export-Import Bank) Series 1994-A,
7.12%, 4/15/06  Aaa  3,257  3,301
Guaranteed Trade Trust Certificates Series 1994-A
(assets of Trust guaranteed by U.S. Government
through Export-Import Bank) 7.39%, 6/26/06  Aaa  1,364  1,394
Private Export Funding Corp. secured 6.90%,
1/31/03  Aaa  3,410  3,425
U.S. Housing & Urban Development:
6.83%, 8/1/03  Aaa  4,000  3,999
 7.66%, 8/1/15  Aaa  1,200  1,197
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS   28,321
TOTAL U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS (Cost $312,971)   311,834
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 4.9%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.7%
5 1/2%, 2/1/03 to 5/1/03  Aaa  1,796  1,704
7%, 7/1/01  Aaa  445  447
8 1/2%, 6/1/24 to 6/1/26  Aaa  15,852  16,286
9%, 10/1/26  Aaa  2,000  2,086
  20,523
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.8%
5 1/2%, 4/1/03 to 6/1/03  Aaa  1,813  1,720
6%, 10/1/02 to 6/1/26  Aaa  24,216  22,712
6 1/2%, 1/1/26 to 10/1/26  Aaa  47,007  44,175
7%, 2/1/26 to 5/1/26  Aaa  13,611  13,130
7 1/2%, 10/1/26  Aaa  5,000  4,942
  86,679
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.4%
6%, 6/15/08 to 4/15/26  Aaa $ 12,839 $ 12,266
6 1/2%, 9/15/08 to 5/15/09  Aaa  9,729  9,491
8%, 5/15/25 to 11/15/25   Aaa  5,031  5,076
8%, 10/15/26 (i)   Aaa  9,000  9,090
8 1/2%, 10/15/26 (i)  Aaa  8,500  8,744
  44,667
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES (Cost $151,776)   151,869
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
PRIVATE SPONSOR - 0.0%
DLJ Mortgage Acceptance Corp. multi-family
pass-through certificates Series 1993-MF10
Class B-2, 8%, 7/15/03 (e) (Cost $242)  -  300  245
COMMERCIAL MORTGAGE SECURITIES - 0.9%
American Southwest Financial Securities
commercial Series 1994-C2 Class B2,
12.8094%, 12/25/01 (e)(f)  -  1,420  1,353
Blackrock Capital Funding LLC Commercial
Mortgage Series 1996 Class C2,
7.615%, 11/16/26 (e)  Aaa  750  759
CBA Mortgage Corp. commercial Series 1993-C1
Class E, 7.7732%, 12/25/03 (e)(f)  Ba2  1,102  909
CS First Boston Mortgage Securities Corp. (e)(f):
commercial floater Series 1995-AEWI
 Class E, 10.3245%, 11/25/97  -  650  556
 Series 1994-CFB1 Class E,
 7.7807%, 1/25/28  Ba2  1,239  999
DLJ Mortgage Acceptance Corp. commercial
Series 1993-MF12 Class B-2,
10.10%, 9/18/03 (e)  -  1,650  1,508
Equitable Life Assurance Society of the
United States (e):
 commercial Series 1996-1 Class B1,
  7.33%, 5/15/06  Aa2  1,200  1,196
  commercial Series 1996-1 Class C1,
  7.52%, 5/15/06  A2  1,000  994
  sequential pay Series 174 Class A1,
  7.24%, 5/15/06  Aaa  2,300  2,291
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
FSB Trust Receipts commercial Series 1994
Class 1-B, 7.89%, 12/1/24 (e)  - $ 2,900 $ 1,938
Merrill Lynch Mortgage Investments, Inc.:
commercial Series 1994 Class M1-E,
 8.1014%, 6/25/22 (e)(f)  Ba2  270  238
 commercial Series 1995 Class C2-E,
 8.15%, 6/15/21 (e)  Ba3  1,434  1,310
Morgan Stanley Capital One, Inc. commercial
Series 1996-MBL1 Class E,
8.661%, 5/25/21 (e)(f)  -  1,900  1,640
Mortgage Capital Funding, Inc. commercial
Series 1996-MC1 Class G,
7.15%, 7/15/28 (e)  BB  1,000  758
NB Commercial Mortgage pass-through
certificates sequential pay, Series FSI Class A,
7.187%, 10/20/23  -  1,000  998
Nomura Asset Securities Corp. commercial
Series 1993-1 (e):
 Class B2, 6.68%, 12/15/01  -  1,070  895
  Class B3, 6.68%, 12/15/03  B  1,200  926
Oregon Commercial Mortgage, Inc. commercial
Series 1995 Class E, 9.8816%, 6/25/26 (e)(f)  BB  830  717
Penn Mutual Life Insurance Co. (The) commercial
pass-through certificates Series 1996-PML (e):
 Class K, 7.90%, 11/15/26  -  1,750  1,003
  Class L, 7.90%, 11/15/26  -  1,300  572
Resolution Trust Corp.:
commercial:
 Series 1994-C1 Class E, 8%, 6/25/26  BB  1,022  907
  Series 1994-C2 Class G, 8%, 4/25/25  B  503  431
  Series 1994-N2 Class 5-B,
  10 5/8%, 12/15/04 (e)(k)  B2  250  250
  Series 1995-C2:
  Class E, 7%, 5/25/27  Ba2  236  198
   Class F, 7%, 5/25/27  B1  232  187
 sequential pay Series 1994-C1 Class F,
 8%, 6/25/26  B  400  326
SML, Inc. commercial Series 1994-C1 Class C,
9.20%, 9/18/99 (d)  -  1,325  881
Structured Asset Securities Corp (e):
commercial Series 1995-C1 Class E,
 7 3/8%, 9/25/24   BB  1,000  741
 pass-through certificates Series 1993-C1
 Class E, 6.60%, 10/25/24   B  1,750  706
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
Wells Fargo Capital Markets Apartment
Financing Trust commercial
6.56%, 12/29/05 (e)  Aaa $ 1,500 $ 1,455
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $27,493)   27,642
COMPLEX MORTGAGE SECURITIES - 0.0%
INTEREST ONLY STRIPS - 0.0%
SML, Inc. commercial Series 1994-C1 Class S,
0.81%, 9/18/99 (g) (Cost $936)  -  31,799  556
FOREIGN GOVERNMENT OBLIGATIONS (H) - 0.2%
Ontario Province 6%, 2/21/06  Aa3  2,390  2,203
Quebec Province 7.22%, 7/22/36 (k)  A2  5,000  5,104
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $7,200)   7,307
REPURCHASE AGREEMENTS - 4.9%
 MATURITY
 AMOUNT
 (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.72%, dated
9/30/96 due 10/1/96  $ 153,523  153,499
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $2,838,114)  $ 3,120,373
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
4. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST (000S)
SML, Inc. commercial
 Series 1994-C1
 Class C,
 9.20%, 9/18/99  8/11/94 $ 862
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $58,090,000 or 1.9% of net assets.
6. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
7. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
8. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
9. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
10. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
11. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 16.9% AAA, AA, A 16.4%
Baa 0.9% BBB  1.5%
Ba 1.5% BB  1.9%
B 4.5% B  3.7%
Caa 0.2% CCC  0.3%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.4%.
OTHER INFORMATION - CONTINUED
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  85.1%
United Kingdom  2.9
Canada  2.7
Netherlands   2.2
Brazil  1.6
Japan  1.4
Hong Kong  1.0
Others (individually less than 1%)  3.1
TOTAL  100.0%
INCOME TAX INFORMATION
At September 30, 1996, the aggregate cost of investment securities for income tax purposes was $2,838,981,000. Net unrealized appreciation aggregated $281,392,000, of which $337,668,000 related to appreciated investment securities and $56,276,000 related to depreciated investment securities.
The fund hereby designates approximately $33,097,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) SEPTEMBER 30, 1996

ASSETS

Investment in securities, at value (including repurchase                       $ 3,120,373
agreements of $153,499) (cost $2,838,114) -
See accompanying schedule

Receivable for investments sold                                                 8,783

Receivable for fund shares sold                                                 4,690

Dividends receivable                                                            6,403

Interest receivable                                                             10,578

Other receivables                                                               51

 TOTAL ASSETS                                                                   3,150,878

LIABILITIES

Payable to custodian bank                                            $ 407

Payable for investments purchased                                     20,220
Regular delivery

 Delayed delivery                                                     17,874

Payable for fund shares redeemed                                      11,198

Accrued management fee                                                1,540

Other payables and accrued expenses                                   895

 TOTAL LIABILITIES                                                              52,134

NET ASSETS                                                                     $ 3,098,744

Net Assets consist of:

Paid in capital                                                                $ 2,539,520

Undistributed net investment income                                             66,610

Accumulated undistributed net realized gain (loss) on                           210,362
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                   282,252
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 187,174 shares outstanding                                     $ 3,098,744

NET ASSET VALUE, offering price and redemption price per                        $16.56
share ($3,098,744 (divided by) 187,174 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR ENDED SEPTEMBER 30, 1996

INVESTMENT INCOME                                                     $ 45,046
Dividends

Interest                                                               59,018

 TOTAL INCOME                                                          104,064

EXPENSES

Management fee                                             $ 20,435

Transfer agent fees                                         7,797

Accounting fees and expenses                                805

Non-interested trustees' compensation                       11

Custodian fees and expenses                                 1,069

Registration fees                                           40

Audit                                                       104

Legal                                                       23

Miscellaneous                                               15

 Total expenses before reductions                           30,299

 Expense reductions                                         (535)      29,764

NET INVESTMENT INCOME                                                  74,300

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized loss of $126     258,689
on
 sales of investments in affiliated issuers)

 Foreign currency transactions                              796

 Futures contracts                                          (2,166)    257,319

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      27,324

 Assets and liabilities in foreign currencies               (908)

 Futures contracts                                          652        27,068

NET GAIN (LOSS)                                                        284,387

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 358,687
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED      YEAR ENDED
                                                          SEPTEMBER 30,   SEPTEMBER 30,
                                                          1996            1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 74,300        $ 90,178
Net investment income

 Net realized gain (loss)                                  257,319         (57,574)

 Change in net unrealized appreciation (depreciation)      27,068          223,067

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           358,687         255,671
FROM OPERATIONS

Distributions to shareholders                              (43,221)        (59,879)
From net investment income

 In excess of net realized gain                            -               (18,902)

 TOTAL DISTRIBUTIONS                                       (43,221)        (78,781)

Share transactions                                         815,995         848,263
Net proceeds from sales of shares

 Reinvestment of distributions                             42,752          77,855

 Cost of shares redeemed                                   (925,769)       (1,323,295)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (67,022)        (397,177)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  248,444         (220,287)

NET ASSETS

 Beginning of period                                       2,850,300       3,070,587

 End of period (including undistributed net investment    $ 3,098,744     $ 2,850,300
income of $66,610 and $22,089, respectively)

OTHER INFORMATION
Shares

 Sold                                                      52,211          62,951

 Issued in reinvestment of distributions                   2,839           6,016

 Redeemed                                                  (59,383)        (98,213)

 Net increase (decrease)                                   (4,333)         (29,246)


FINANCIAL HIGHLIGHTS
      YEARS ENDED SEPTEMBER 30,                          DECEMBER 30,
                                                         1991
                                                         (COMMENCEMENT
                                                         OF OPERATIONS) TO
                                                         SEPTEMBER 30,

      1996                        1995   1994 D   1993   1992


SELECTED PER-SHARE DATA

Net asset value,               $ 14.88    $ 13.91    $ 13.77   $ 11.16    $ 10.00
beginning of period

Income from Investment
Operations

 Net investment income          .47        .26        .13       .18        .14

 Net realized and               1.44       1.07       .61       2.66       1.02
unrealized
gain (loss)

 Total from investment          1.91       1.33       .74       2.84       1.16
 operations



Less Distributions

 From net investment            (.23)      (.27)      (.18)     (.15)      -
income

 From net realized gain         -          -          (.37)     (.08)      -

 In excess of net               -          (.09)      (.05)     -          -
 realized gain

 Total distributions            (.23)      (.36)      (.60)     (.23)      -

Net asset value, end of        $ 16.56    $ 14.88    $ 13.91   $ 13.77    $ 11.16
period

TOTAL RETURN B, C               12.99%     9.95%      5.39%     25.83%     11.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 3,099    $ 2,850    $ 3,071   $ 1,243    $ 94
(in millions)

Ratio of expenses to            1.02%      1.03%      1.15%     1.19% E    1.64% A
average net assets

Ratio of expenses to            1.01% F    1.02% F    1.15%     1.19%      1.64% A
average net assets
after expense reductions

Ratio of net investment         2.51%      3.16%      2.64%     3.02%      3.50% A
income to average net
assets

Portfolio turnover rate         138%       119%       104%      97%        693% A

Average commission rate G      $ .0027


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Asset Manager: Growth (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for contingent interest, futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, non-taxable dividends and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
INDEXED SECURITIES. The fund may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The fund uses these securities to increase or decrease its exposure to different underlying
2. OPERATING POLICIES -
CONTINUED
INDEXED SECURITIES - CONTINUED
instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $881,000 or 0.0% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $3,848,866,000 and $3,829,181,000, respectively, of which U.S. government and government agency obligations aggregated $1,721,984,000 and $1,636,498,000, respectively.
The market value of futures contracts closed during the period amounted to $72,212,000.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .69% of average net assets. Effective August 1, 1996, FMR voluntarily agreed to reduce Asset Manager: Growth's individual fund fee rate from .40% to .30%. TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $589,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $323,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,000 and $209,000, respectively, under these arrangements.
6. LITIGATION.
The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Kabelmetal Indonesia PT (For. Reg.)  $ - $ 1,329 $ - $ -  Shanghai New Asia
Class B   1,547  1,897  -  -
TOTALS  $ 1,547 $ 3,226 $ - $ -
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Asset Manager: Growth:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Asset Manager: Growth (a fund of Fidelity Charles Street Trust) at September 30, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Asset Manager: Growth's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. PRICE WATERHOUSE LLP
Boston, Massachusetts
November 15, 1996
DISTRIBUTIONS


A total of 19.97% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 47% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders. The fund will notify shareholders in January 1997 of the applicable percentage for use in preparing 1996 income tax returns.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
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851 East Hamilton Avenue
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251 University Avenue
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COLORADO
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New Orleans, LA
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MARYLAND
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Boston, MA
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280 North Woodward Ave.
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MINNESOTA
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NEW YORK
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 Americas
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NORTH CAROLINA
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OHIO
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439 Fifth Avenue
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10000 Research Boulevard
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14100 San Pedro
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UTAH
215 South State Street
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VERMONT
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VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research
Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Richard C. Habermann, Vice President
George A. Vanderheiden, Vice President
Michael Gray, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H . Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
Brooklyn, NY
FIDELITY'S ASSET ALLOCATION FUNDS
Asset Manager(trademark)
Asset Manager: Growth
Asset Manager: Income
THE FIDELITY TELEPHONE CONNECTION
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* INDEPENDENT TRUSTEES
 AUTOMATED LINES FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

ASSET MANAGER: INCOME

ANNUAL REPORT
SEPTEMBER 30, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

MARKET RECAP             6    An overview of the market's
                              performance and the factors driving
                              it.

FUND TALK                7    The managers' review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       11   A summary of major shifts in the
                              fund's investments over the past six
                              months.

ADDITIONAL INTERVIEW     12   A discussion of upcoming changes
ON POLICY CHANGES             to
                              Asset Manager: Income.

INVESTMENTS              13   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     36   Statements of assets and liabilities,
                              operations, and changes in net
                              assets, as well as financial
                              highlights.

NOTES                    40   Notes to the financial statements.

REPORT OF INDEPENDENT    44   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            45


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first nine months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term investments, both in the U.S. and overseas.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the fund's life of fund figures would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1996                 PAST 1   LIFE OF
                                                 YEAR     FUND

Asset Manager: Income                            7.28%    40.55%

Lehman Brothers Intermediate Government/         5.13%    24.52%
 Corporate Bond Index

Lehman Brothers Aggregate Bond Index             4.90%    27.34%

Income Funds Average                             10.90%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on October 1, 1992. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Intermediate Government/Corporate Bond Index, which is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and 10 years, and the Lehman Brothers Aggregate Bond Index which is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the income funds average, which reflects the performance of 35 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1996           PAST 1   LIFE OF
                                           YEAR     FUND

Asset Manager: Income                      7.28%    8.88%

Lehman Brothers Intermediate Government/   5.13%    5.64%
 Corporate Bond Index

Lehman Brothers Aggregate Bond Index       4.90%    6.23%

Income Funds Average                       10.90%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960731 19960814 160549 S00000000000001
             Asset Manager:Income        LB Aggregate Bond Index     FI
Conservative Comp.
             00328                       LB001                       F0001
  1992/10/01      10000.00                    10000.00
10000.00
  1992/10/31       9890.00                     9867.42
9975.00
  1992/11/30      10020.30                     9869.65
10049.81
  1992/12/31      10222.02                    10026.59
10139.26
  1993/01/31      10485.16                    10218.86
10235.58
  1993/02/28      10657.39                    10397.75
10336.91
  1993/03/31      10891.49                    10441.07
10404.10
  1993/04/30      10973.54                    10513.78
10390.58
  1993/05/31      11035.05                    10527.17
10456.04
  1993/06/30      11158.52                    10717.95
10545.96
  1993/07/31      11251.64                    10778.57
10570.21
  1993/08/31      11500.56                    10967.50
10735.11
  1993/09/30      11531.81                    10997.62
10744.77
  1993/10/31      11688.44                    11038.71
10815.69
  1993/11/30      11615.38                    10944.81
10772.42
  1993/12/31      11794.96                    11004.13
10825.21
  1994/01/31      11997.58                    11152.70
10957.28
  1994/02/28      11783.98                    10958.94
10840.03
  1994/03/31      11558.83                    10688.76
10688.27
  1994/04/30      11569.50                    10603.41
10706.44
  1994/05/31      11602.06                    10601.92
10755.69
  1994/06/30      11536.90                    10578.49
10713.75
  1994/07/31      11689.09                    10788.61
10861.59
  1994/08/31      11809.10                    10802.00
10971.30
  1994/09/30      11699.69                    10643.01
10892.30
  1994/10/31      11732.89                    10633.53
10962.01
  1994/11/30      11644.89                    10609.91
10898.43
  1994/12/31      11634.28                    10683.18
10975.81
  1995/01/31      11701.27                    10894.60
11118.50
  1995/02/28      11913.79                    11153.63
11300.84
  1995/03/31      12037.44                    11222.06
11416.11
  1995/04/30      12194.96                    11378.82
11555.39
  1995/05/31      12488.19                    11819.15
11816.54
  1995/06/30      12612.60                    11905.80
11927.61
  1995/07/31      12816.64                    11879.21
12021.84
  1995/08/31      12930.56                    12022.57
12097.58
  1995/09/30      13101.93                    12139.54
12262.11
  1995/10/31      13124.85                    12297.41
12338.13
  1995/11/30      13355.23                    12481.68
12530.61
  1995/12/31      13575.82                    12656.85
12660.93
  1996/01/31      13727.97                    12740.90
12798.93
  1996/02/29      13634.06                    12519.43
12770.77
  1996/03/31      13622.07                    12432.41
12788.65
  1996/04/30      13633.74                    12362.49
12828.30
  1996/05/31      13681.62                    12337.39
12915.53
  1996/06/30      13788.98                    12503.07
13002.06
  1996/07/31      13694.14                    12537.28
12924.05
  1996/08/31      13729.26                    12516.27
12999.01
  1996/09/30      14055.41                    12734.39
13236.89
IMATRL PRASUN   SHR__CHT 19960731 19960814 160556 R00000000000123

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in in Fidelity Asset Manager: Income on October 1, 1992, when the fund started. As the chart shows, by September 30, 1996, the value of the investment would have grown to $14,055 - a 40.55% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $12,734 - a 27.34% increase. Beginning with this report, the fund will compare its performance to the Lehman Brothers Aggregate Bond Index rather than the Lehman Brothers Intermediate Government/Corporate Bond Index. The Aggregate Bond Index includes government bonds, as well as a wider range of corporate bonds, which are more reflective of the fund's range of permitted investments. For comparison purposes, both indices are shown on page 4. You can also look at how the Fidelity Conservative Composite Index, a hypothetical combination of unmanaged indices, did over the same period. Reflecting the fund's neutral mix of 20% stocks, 30% bonds, and 50% short-term instruments, this index combines returns from the Standard & Poor's 500 Index (+82.94%), Lehman Brothers Treasury Bond Index (+26.32%), and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (+18.93%) and assumes monthly rebalancing. With dividends and interest, if any, reinvested, the same $10,000 investment would have grown to $13,237 - a 32.37% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is no
guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
MARKET RECAP


The stock market rebounded from a mid-summer downturn caused by confusion over the direction of interest rates, posting strong returns for the 12 months ended September 30, 1996. U.S. bond markets also recovered from a downturn earlier in the year that was sparked by fears of rising interest rates.
BONDS: Bond markets rebounded from sharp sell-offs earlier in 1996, as investors gained confidence that rising interest rates might not be a problem in an election year. For the 12 months ended September 30, 1996, the Lehman Brothers Aggregate Bond Index - a broad measure of U.S. taxable bonds - returned 4.90%. In January, the Federal Reserve Board lowered its target for the fed funds rate - the rate banks charge each other on overnight loans - from 5.50% to 5.25%, but the move largely was already taken into account by the market. Surprisingly robust employment reports in March reversed market sentiment, causing the yield on the 30-year Treasury bond to rise to over 7%, a level not seen in over a year. By June, however, soothing comments from Fed Chairman Alan Greenspan helped ease the market's fears of Fed interest rate increases and the 30-year yield dropped back below 7%. While bonds traded in a narrow range in the summer months - reflecting confusion over the direction of interest rates - the Fed's decision to take no action at the end of September, coupled with weaker than expected employment data, helped ease the market's fears. Investment-grade mortgage-backed securities performed well relative to other investment-grade securities. With prepayment fears easing in the face of a rising mortgage rate environment, the Salomon Brothers Mortgage Index returned 5.86% during the period.
STOCKS: The Standard & Poor's 500 Index returned 20.33% during the period - above its long-term average of about 12%. The stock market spent much of the past year breaking price and trading volume records as strong corporate earnings reports, large cash inflows into mutual funds and widespread optimism propelled share prices higher. Further, the period was peppered with several high-profile merger announcements, especially in the media, telecommunications and technology sectors. While continued confusion over the direction of interest rates created a volatile backdrop in the summer months, stocks rallied late in the period when the Federal Reserve Board left short-term interest rates unchanged, and it appeared inflation would not be an issue for the remainder of 1996. Smaller-company stocks posted strong gains at the beginning of 1996, but trended downward in the spring and summer because they tend to be more affected by the higher borrowing costs brought on by higher rates. When interest rate fears subsided toward the end of the period, these stocks again posted strong price gains. The broad market posted more consistent gains in late summer, while larger-company stocks took the lead in the spring and climbed to new highs in September.
FUND TALK: THE MANAGERS' OVERVIEW


An interview with Richard Habermann (center), Portfolio Manager of Fidelity Asset Manager: Income as well as George Vanderheiden (left) and Michael Gray, sub-managers for stocks and bonds, respectively.
Q. HOW DID THE FUND PERFORM, DICK?
D.H. For the year ended September 30, 1996, the fund had a total return of 7.28%. This trailed the income funds average, according to Lipper Analytical Services, which was 10.90%.
Q. WHY DID THE FUND CONTINUE TO LAG?
D.H. I believe the fund's underperformance occurred as a result of our repositioning of the fund. In the process, we had to absorb some losses in selling some long-term U.S. Treasury securities and foreign debt. Once this transition was completed, we found that the fund's newly restructured portfolio was performing as expected relative to its neutral allocations.
Q. WOULD YOU DESCRIBE THIS REPOSITIONING?
D.H. For the fund's bond portfolio, we positioned most of our fixed-income assets in investment-grade, dollar-denominated securities. We also shortened the bond portfolio's duration - or sensitivity to interest rates
- to bring it more in line with the bond market average (as represented by the Lehman Brothers Aggregate Bond Index). On the equity side, we reduced the fund's exposure to foreign stocks. In general, we also emphasized large-capitalization stocks whose dividend yields were slightly higher than that of the market.
Q. WHAT WAS THE FUND'S ASSET ALLOCATION AT THE END OF THE PERIOD COMPARED TO SIX MONTHS AGO?
D.H. The fund had about 22% in stocks, 37% in bonds and 41% in short-term instruments. Six months ago, the fund was about 24% stocks, 40% bonds and 36% short-term instruments, compared to a neutral mix of 20% stocks, 30% bonds and 50% short-term instruments. While there were some minor asset allocation changes relative to six months ago, the fund continues to be overweighted in bonds relative to its neutral mix.
Q. CAN YOU GIVE US SOME DETAILS ON YOUR ASSET ALLOCATION STRATEGY?
D.H. We raised the fund's equity position for much of the period, then reduced it a bit in September to take advantage of the bond market. Both in the past spring and this past July, raising the equity position benefited the fund when investors bid up stock prices after finding that some negative corporate earnings reports were not indicative of the state of the overall market. On the bond side, at certain times during the period, the market was spooked by stronger than expected economic data that was considered to be a signal of inflation. Bond investors fear inflation because it erodes the value of fixed-income investments. We bought more investment-grade bonds when their prices fell and their yields rose in response to the economic data. Therefore, we were able to lock in higher yields on our new fixed-income investments. Yields subsequently fell, increasing the value of the fixed-income securities we had purchased earlier.
Q. SO HOW DOES THIS FIT IN WITH YOUR BOND STRATEGY?
D.H. The market has spent much of 1996 worried about inflation. However, in the past few months of the period, economic evidence such as declining durable goods orders and a weak September employment report suggested that the economy was, in fact, slowing. With this evidence, it made sense to de-emphasize stocks a bit.
Q. MICHAEL, DICK TALKED ABOUT ADDING INVESTMENT-GRADE SECURITIES. WHERE HAVE YOU FOUND OPPORTUNITIES?
M.G. I've increased the fund's investments in bonds that offered a yield advantage over Treasuries - such as agency issues, mortgage-backed securities and corporate bonds.
Q. WHAT MADE THE CORPORATE BONDS MORE ATTRACTIVE?
M.G. As Dick said, they became inexpensive earlier in the period. In addition, for most of the period, the fundamental outlook for corporations was favorable. That is, business prospects appeared to improve. The best indicator of a favorable corporate environment has been a strong stock market. This strength showed that corporations were doing well and that investors were comfortable with prospects as they drove up stock prices. Part of that optimism was a function of the economic environment, which has been fairly positive.
Despite the bond market's inflation fears this past spring, the economy looked like it was growing while inflation remained under control. Moderate growth with low inflation is a good recipe for corporations. In addition, there was a limited supply of new corporate issues, along with fairly strong demand. Many investors were looking for added yield and there wasn't much to buy in the way of corporate bonds. This backdrop helped corporate bonds post strong price gains on a relative basis.
Q. WERE THERE OTHER TYPES OF BONDS THAT WERE ATTRACTIVE TO YOU?
M.G. I was attracted to Yankee bonds. These are dollar-denominated bonds issued in the U.S. by foreign banks, governments and corporations. They tend to trade more cheaply than other bonds with similar credit ratings, and often don't drop in price as quickly as corporate bonds when bad news affects the issuer.
Q. WHAT KINDS OF MORTGAGE-BACKED SECURITIES DID YOU FAVOR?
M.G. When rates rose earlier in the period, I bought mortgage-backed securities that were selling at a discount. In general, I sought securities that I found to be less susceptible to changes in interest rates than other choices in the mortgage-backed sector. Mortgage-backed securities tend not to perform well if rates go up or down sharply, so I looked for those whose structure by nature would make them less sensitive to interest rate changes. Those securities tended to be in 15-year and 30-year mortgages that were selling at a discount.
Q. TURNING TO YOU, GEORGE, WHAT STOCK-PICKING STRATEGIES DID YOU PURSUE? G.V. I've sought to minimize the risk in the stock portfolio because I considered stock market valuations to be high on a historical basis. As a result, I've pursued two strategies - growth at a reasonable price and vulture investing. I have always felt the most prudent way to buy growth stocks is to get as much total return, meaning stock appreciation plus dividend yield, for as small a price as possible. The price you pay for a growth stock is reflected in its price-to-earnings ratio, or how many times earnings the market thinks that stock is worth. To give an example, both Philip Morris and Coca-Cola are growth stocks with each having grown its earnings per share at an 18% growth rate over the past 10 years. Assuming they can sustain similar growth rates in the future, Philip Morris would have a higher total return because its dividend yield is 5%, whereas Coke's is 1%. But look at what the market is paying for each stock's total return. At the end of the period, Coke was at around $51 and the consensus estimate for its earnings per share was $1.40 for 1996, thereby producing a price-to-earnings ratio of 36 times. Philip Morris was at about $90, with a consensus earnings-per-share estimate of $7.70 for 1996, thereby producing a price-to-earnings ratio of 12 times. Litigation concerns have been dragging down Philip Morris' ratio, but litigation worries have been around for 15 years and this was the biggest gap between Philip Morris' and Coke's price-to-earnings ratios. This is why I invested in Philip Morris and not Coca-Cola.
Q. WHAT DO YOU MEAN BY VULTURE INVESTING?
G.V. Occasionally bad things happen to good stocks. Quality growth stocks may stumble temporarily due to new product introductions, too much inventory or manufacturing problems that cause a disappointment in quarterly earnings. If these are truly temporary occurrences, they can be wonderful opportunities to buy a stock or sector when prices are down. For example, in January 1996, Intel stock had dropped to $50 from $75 months before as concerns developed over its receivables with Packard Bell. Nine months later the stock had increased substantially. Buying a group with good long-term fundamentals after it has suffered a big decline not only can mitigate risk but also can enhance the ultimate upside gain. It does require patience.
Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?
D.H. I think there is compelling evidence that the economy is slowing. For stocks, companies have already reported an inability to pass on the higher costs of this country's tight labor market. Therefore, one could assume that it's going to be more difficult for corporate America to post significant earnings gains. This type of environment will demand an even more intensive, research-oriented approach that results in very selective stock picking. In this regard, our new management structure, which leverages George's 25 years of stock picking experience, could play an important role. As for fixed-income, a slower economy makes a compelling case for bonds, and Michael will continue to look for value in the government, mortgage and corporate sectors of the market.
FUND FACTS
GOAL: high current income,
and when appropriate,
capital appreciation through
investments in stocks, bonds
and short-term
instruments of all types
START DATE: October 1, 1992
SIZE: as of September 30,
1996, more than $566 million
MANAGER: Richard
Habermann, since March
1996; manager, Fidelity
Asset Manager, since March
1996; Fidelity Asset
Manager: Growth, since
March 1996; previously
managed Fidelity Magellan
Fund, Fidelity Trend Fund;
joined Fidelity in 1968
(checkmark)
DICK HABERMANN ON THE FUND'S
MANAGEMENT STRUCTURE:
"I think our new management
structure has been
progressing nicely. In my
opinion, one of the true
strengths of Fidelity has been
strong security selection. This
is only enhanced by the years
of invaluable experience
George Vanderheiden and
Michael Gray bring to the
fund. In addition, overlaying
the security selection process
is a disciplined approach to
asset allocation. George and
Michael are free to
overweight and underweight
individual stocks and bonds,
while I can manage the overall
portfolio in relation to the
fund's neutral mix. The
neutral mix makes a lot of
sense because if I'm not keen
on a particular asset class, I
can underweight that class
without being completely out
of the market."
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: maximum total return
over the long term through
investments in stocks, bonds
and short-term instruments
of all types
START DATE: December 30,
1991
SIZE: as of September 30,
1996, more than $3.0 billion
MANAGER: Richard
Habermann, since March
1996; manager, Fidelity Asset
Manager: Income and Fidelity
Asset Manager, since March
1996; previously managed
Fidelity Magellan Fund,
Fidelity Trend Fund; joined
Fidelity in 1968
(checkmark)
DICK HABERMANN ON THE FUND'S
MANAGEMENT STRUCTURE:
"I think our new management
structure has been
progressing nicely. In my
opinion, one of the true
strengths of Fidelity has been
strong security selection. This
is only enhanced by the years
of invaluable experience
George Vanderheiden and
Michael Gray bring to the
fund. In addition, overlaying
the security selection process
is a disciplined approach to
asset allocation. George and
Michael are free to overweight
and underweight individual
stocks and bonds, while I can
manage the overall portfolio in
relation to the fund's neutral
mix. The neutral mix makes a
lot of sense because if I'm not
keen on a particular asset
class, I can underweight that
class without being
completely out of the market."
INVESTMENT CHANGES


TOP FIVE BOND ISSUERS AS OF SEPTEMBER 30, 1996
(WITH MATURITIES GREATER THAN ONE YEAR)    % OF FUND'S    % OF FUND'S
                                           INVESTMENTS    INVESTMENTS IN
                                                          THESE SECURITIES
                                                          6 MONTHS AGO

U.S. Treasury Obligations                  34.0           30.9

Federal National Mortgage Association      6.2            0.2

Federal Home Loan Mortgage Corporation     2.8            0.8

Resolution Trust Corp.                     2.5            2.6

Government National Mortgage Association   2.2            0.4

QUALITY DIVERSIFICATION AS OF SEPTEMBER 30, 1996
(MOODY'S RATINGS)   % OF FUND'S    % OF FUND'S
                    INVESTMENTS    INVESTMENTS
                                   6 MONTHS AGO

Aaa, Aa, A          65.4           47.9

Baa                 4.9            5.9

Ba and Below        1.0            1.2

Not Rated           0.6            2.0

WHERE MOODY'S RATINGS ARE UNAVAILABLE, WE HAVE USED S&P RATINGS.
TOP FIVE STOCKS AS OF SEPTEMBER 30, 1996
                                        % OF FUND'S    % OF FUND'S
                                        INVESTMENTS    INVESTMENTS IN
                                                       THESE STOCKS 6
                                                       MONTHS AGO

Federal National Mortgage Association   2.0            0.9

Philip Morris Companies, Inc.           1.8            1.8

Compaq Computer Corp.                   1.1            0.2

General Motors Corp.                    1.0            0.3

Columbia/HCA Healthcare Corp.           0.7            0.4

ASSET ALLOCATION
AS OF SEPTEMBER 30, 1996 * AS OF MARCH 31, 1996 **
Row: 1, Col: 1, Value: 41.0
Row: 1, Col: 2, Value: 37.0
Row: 1, Col: 3, Value: 22.0
Row: 1, Col: 1, Value: 36.0
Row: 1, Col: 2, Value: 40.0
Row: 1, Col: 3, Value: 24.0
Stock class 22%
Bond class 37%
Short-term class
and other 41%
FOREIGN
INVESTMENTS 6%
Stock class 24%
Bond class 40%
Short-term class
and other 36%
FOREIGN
INVESTMENTS 9%
*
**
ASSET ALLOCATIONS IN PIE CHART REFLECT THE CATEGORIZATION OF ASSETS AS DEFINED IN THE FUND'S PROSPECTUS. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART. ADDITIONAL INTERVIEW ON POLICY CHANGES


NOTE TO SHAREHOLDERS: Beginning on December 1, 1996, Asset Manager: Income will be changing how bonds and short-term instruments are classified, causing a minor change in the fund's neutral mix of investments. In the following additional interview segment, Portfolio Manager Dick Habermann discusses these changes.
Q. WE UNDERSTAND THAT THE FUND'S NEUTRAL ALLOCATION PERCENTAGES ARE CHANGING. CAN YOU EXPLAIN?
A. Yes. We're changing the definition of "short-term" for the purposes of how the fund looks at its allocations. The short-term asset class in the fund currently includes all bonds and short-term instruments with maturities of three years or less. Under our new definition, we will move securities with one to three years remaining maturity into the bond class, leaving shorter-term instruments in a newly named "short-term/money market" class. This will have the effect of moving bonds with one to three years' remaining maturity out of the short-term class and into the bond class. This class, in general, will include securities with remaining maturities of 12 months or less and securities with comparable interest rate sensitivity. Thus, the fund's neutral mix will be 20% stocks, 50% bonds and 30% short-term/money market, where, under the current definition of short-term class, it is 20% stocks, 30% bonds and 50% short-term instruments. As always, this allocation will vary over short-term periods as fund management makes gradual adjustments to the portfolio's holdings - within defined ranges - based on the current outlook for the different markets. The neutral mix is designed to help the portfolio, over the long term, pursue its goal by diversifying investments across stocks, bonds and short-term instruments.
Q. ARE THERE OTHER CHANGES?
A. In addition to changing the definition of short-term, we also are assigning a manager to the short-term/money market part of the fund: John Todd, a veteran manager in our money market fund group who has been with Fidelity since 1981. I should also point out that the one-year cutoff for the short-term/money market class is really more of a risk guideline than a maturity limit. In cases where maturity isn't a good indicator of interest-rate risk, we'll use our judgment as to which class best reflects a security's overall risk/return characteristics.
Q. WHY ARE YOU REDEFINING THE SHORT-TERM CLASS AND ASSIGNING A SUB-PORTFOLIO MANAGER?
A. We believe that actively managing the short-term part of the portfolio more like a money market fund will make this category more stable without reducing the potential for return. Additionally, this redefinition is in line with the way Fidelity looks at fixed-income asset classes across our funds.
Q. HOW WILL YOU BE BRINGING THE FUND IN LINE WITH THE NEW POLICIES?
A. We will be making gradual changes so that at the start of 1997, the fund's neutral allocation mix and holdings should be where we want them. Shareholders should keep in mind that we're continually fine-tuning the fund within its prospectus parameters to achieve the best risk-reward ratio. So the changes we will be making over the next month won't be unusual. Shareholders also should remember there are ranges within each class, spelled out in the fund's prospectus, that generally are not exceeded. These ranges have been modified to accommodate the change in the neutral mix.
INVESTMENTS SEPTEMBER 30, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 22.0%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.2%
AEROSPACE & DEFENSE - 0.0%
Boeing Co.   1,700 $ 160,627
DEFENSE ELECTRONICS - 0.2%
Raytheon Co.   14,100  784,313
TOTAL AEROSPACE & DEFENSE   944,940
BASIC INDUSTRIES - 1.5%
CHEMICALS & PLASTICS - 0.9%
Air Products & Chemicals, Inc.   3,800  221,350
du Pont (E.I.) de Nemours & Co.   37,800  3,335,850
Raychem Corp.   9,200  690,000
Rohm & Haas Co.   600  39,300
Union Carbide Corp.   15,100  688,938
  4,975,438
METALS & MINING - 0.1%
Broken Hill Proprietary Co. Ltd. (The)  4,500  57,697
Eramet SA  900  53,707
Reynolds Metals Co.   11,300  577,713
  689,117
PACKAGING & CONTAINERS - 0.1%
Owens-Illinois, Inc. (a)  16,800  294,000
Tupperware Corp.   3,500  171,500
  465,500
PAPER & FOREST PRODUCTS - 0.4%
Boise Cascade Corp.   9,400  319,600
Champion International Corp.   15,200  697,300
Georgia-Pacific Corp.   1,300  102,863
International Paper Co.   16,000  680,000
Temple-Inland, Inc.   3,900  205,725
Willamette Industries, Inc.   1,800  117,900
  2,123,388
TOTAL BASIC INDUSTRIES   8,253,443
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CONSTRUCTION & REAL ESTATE - 0.3%
BUILDING MATERIALS - 0.0%
Tecumseh Products Co. Class A  2,700 $ 146,475
United Dominion Industries Ltd.   400  7,944
  154,419
CONSTRUCTION - 0.2%
Centex Corp.   7,300  238,163
DR Horton, Inc. (a)  22,648  220,818
Kaufman & Broad Home Corp.   11,500  149,500
McDermott (J. Ray) SA  13,700  399,013
Ryland Group, Inc.   200  2,975
U.S. Home Corp. (a)  1,400  28,700
  1,039,169
ENGINEERING - 0.1%
Fluor Corp.   6,900  424,350
TOTAL CONSTRUCTION & REAL ESTATE   1,617,938
DURABLES - 2.1%
AUTOS, TIRES, & ACCESSORIES - 1.9%
Chrysler Corp.   3,000  85,875
Cross-Continent Auto Retailers, Inc.   400  9,200
Cummins Engine Co., Inc.   11,300  444,938
Dana Corp.   10,700  323,675
Discount Auto Parts, Inc. (a)  3,000  76,500
Federal-Mogul Corp.   9,200  194,350
General Motors Corp.   121,942  5,853,216
Goodyear Tire & Rubber Co.   3,600  166,050
Honda Motor Co. Ltd.   39,000  980,559
Magna International, Inc. Class A  26,700  1,286,038
Scania AB:
Class A  4,800  129,896
 Class B  4,400  119,403
Superior Industries International, Inc.   16,100  388,413
Volvo AB Class B  25,200  541,384
  10,599,497
CONSUMER DURABLES - 0.0%
Swedish Match Co.   20,300  61,209
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DURABLES - CONTINUED
CONSUMER ELECTRONICS - 0.1%
Newell Co.   7,100 $ 213,000
Whirlpool Corp.   7,100  359,438
  572,438
HOME FURNISHINGS - 0.0%
Haverty Furniture Companies, Inc.   2,000  21,500
TEXTILES & APPAREL - 0.1%
Burlington Industries, Inc. (a)  29,500  291,313
TOTAL DURABLES   11,545,957
ENERGY - 2.1%
ENERGY SERVICES - 0.0%
McDermott International, Inc.   5,900  128,325
OIL & GAS - 2.1%
Amerada Hess Corp.   7,300  385,988
Anadarko Petroleum Corp.   1,000  55,875
Atlantic Richfield Co.   13,800  1,759,500
British Petroleum PLC:
Ord.   123  1,276
 ADR  14,899  1,862,375
Burlington Resources, Inc.   8,100  359,438
Canada Occidental Petroleum Ltd.   19,200  309,439
Elf Aquitaine SA sponsored ADR  3,753  147,774
Louisiana Land & Exploration Co.   5,400  284,175
Noble Affiliates, Inc.   2,000  84,500
Occidental Petroleum Corp.   11,900  278,163
Royal Dutch Petroleum Co.:
Ord.   5,300  828,851
 ADR  19,900  3,106,888
Santa Fe Energy Resources, Inc. (a)  11,100  158,175
Seagull Energy Corp. (a)  1,800  35,325
Sun Co., Inc.   10,400  239,200
Tosco Corp.   9,600  526,800
Total SA:
Class B  6,237  491,060
 sponsored ADR  9,445  369,536
Ultramar Corp.   1,700  51,425
Union Pacific Resources Group, Inc.   2,900  81,200
  11,416,963
TOTAL ENERGY   11,545,288
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - 4.7%
BANKS - 0.5%
Bank of New York Co., Inc.   12 $ 353
Canadian Imperial Bank of Commerce  1,600  58,034
Fleet Financial Group, Inc.   54,236  2,413,502
Fokus Bank AS (c)  22,000  122,829
NationsBank Corp.   2,900  251,938
Siam City Bank PCL (For. Reg.)  17,450  29,343
State Street Boston Corp.   3,400  195,075
  3,071,074
CLOSED END INVESTMENT COMPANY - 0.0%
Czech Value Fund (a)(c)  25,700  234,641
Jardine Fleming China Region Fund, Inc.   2,100  21,263
  255,904
CREDIT & OTHER FINANCE - 0.0%
Associates First Capital Corp.   500  20,500
Transamerica Corp.   1,230  85,946
  106,446
FEDERAL SPONSORED CREDIT - 2.8%
Federal Home Loan Mortgage Corporation  38,300  3,748,613
Federal National Mortgage Association  325,900  11,365,763
Student Loan Marketing Association  3,400  253,725
  15,368,101
INSURANCE - 1.2%
AFLAC, Inc.   6,300  223,650
Allmerica Financial Corp.   6,600  214,500
Allstate Corp.   43,808  2,157,544
American International Group, Inc.   15,950  1,606,963
CIGNA Corp.   800  95,900
Equitable of Iowa Companies  1,000  41,500
General Re Corp.   7,200  1,020,600
Loews Corp.   1,300  100,588
MGIC Investment Corp.   3,400  229,075
Providian Corp.   11,400  490,200
Torchmark Corp.   7,900  362,413
Travelers/Aetna Property Casualty Corp. Class A  1,200  33,000
  6,575,933
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
SAVINGS & LOANS - 0.1%
Golden West Financial Corp.   9,300 $ 542,888
SECURITIES INDUSTRY - 0.1%
United Asset Management Corp.   16,700  394,538
TOTAL FINANCE   26,314,884
HEALTH - 1.0%
DRUGS & PHARMACEUTICALS - 0.2%
Pharmacia & Upjohn, Inc.   9,350  385,688
Sandoz AG (Reg.)  200  240,105
Schering-Plough Corp.   7,600  467,400
  1,093,193
MEDICAL EQUIPMENT & SUPPLIES - 0.1%
Baxter International, Inc.   2,600  121,550
Biomet, Inc.   14,400  235,800
  357,350
MEDICAL FACILITIES MANAGEMENT - 0.7%
Columbia/HCA Healthcare Corp.   67,735  3,852,428
Humana, Inc. (a)  8,800  178,200
  4,030,628
TOTAL HEALTH   5,481,171
HOLDING COMPANIES - 0.0%
U.S. Industries, Inc. (a)  10,800  283,500
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
ELECTRICAL EQUIPMENT - 0.2%
Emerson Electric Co.   1,600  144,200
General Electric Co.   6,600  600,600
Scientific-Atlanta, Inc.   6,800  107,950
Sensormatic Electronics Corp.   7,400  132,275
Westinghouse Electric Corp.   11,500  214,188
  1,199,213
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
Caterpillar, Inc.   14,900 $ 1,123,088
Deere & Co.   3,100  130,200
Dover Corp.   1,000  47,750
Kennametal, Inc.   201  6,909
PRI Automation, Inc. (a)  400  13,100
  1,321,047
POLLUTION CONTROL - 0.1%
Browning-Ferris Industries, Inc.   21,600  540,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   3,060,260
MEDIA & LEISURE - 0.5%
BROADCASTING - 0.0%
Home Shopping Network, Inc. (a)  4,700  48,763
ENTERTAINMENT - 0.0%
Cedar Fair LP (depositary unit)  600  22,125
Royal Caribbean Cruises Ltd.   3,800  101,175
  123,300
LEISURE DURABLES & TOYS - 0.3%
Brunswick Corp.   5,700  136,800
Fleetwood Enterprises, Inc.   16,402  504,362
Nintendo Co. Ltd. Ord.   11,800  757,599
Outboard Marine Corp.   6,500  99,938
  1,498,699
LODGING & GAMING - 0.2%
Circus Circus Enterprises, Inc. (a)  27,800  983,425
Mirage Resorts, Inc. (a)  1,600  41,000
  1,024,425
PUBLISHING - 0.0%
Times Mirror Co. Class A  700  31,150
RESTAURANTS - 0.0%
Brinker International, Inc. (a)  7,300  124,100
Darden Restaurants, Inc.   7,800  67,275
McDonald's Corp.   3,100  146,863
  338,238
TOTAL MEDIA & LEISURE   3,064,575
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - 2.1%
FOODS - 0.0%
General Mills, Inc.   2,400 $ 144,900
HOUSEHOLD PRODUCTS - 0.0%
Premark International, Inc.   3,700  69,838
TOBACCO - 2.1%
Philip Morris Companies, Inc.   111,350  9,993,663
RJR Nabisco Holdings Corp.   48,261  1,254,786
UST, Inc.   9,700  287,363
  11,535,812
TOTAL NONDURABLES   11,750,550
PRECIOUS METALS - 0.1%
Barrick Gold Corp.   3,700  92,503
Getchell Gold Corp. (a)  3,129  148,236
Santa Fe Pacific Gold Corp.   11,240  140,500
  381,239
RETAIL & WHOLESALE - 1.7%
APPAREL STORES - 0.1%
Melville Corp.   2,500  110,313
TJX Companies, Inc.   3,500  125,563
  235,876
GENERAL MERCHANDISE STORES - 0.8%
Dillard Department Stores, Inc. Class A  4,200  135,450
Federated Department Stores, Inc. (a)  41,900  1,403,650
Price/Costco, Inc. (a)  1,400  28,700
Wal-Mart Stores, Inc.   106,600  2,811,575
Woolworth Corp. (a)  5,500  113,438
  4,492,813
RETAIL & WHOLESALE, MISCELLANEOUS - 0.8%
Best Buy Co., Inc. (a)  5,000  113,750
Circuit City Stores, Inc.   14,800  534,650
Home Depot, Inc. (The)  29,200  1,660,750
Lowe's Companies, Inc.   13,600  555,900
Officemax, Inc. (a)  14,700  205,800
Office Depot, Inc. (a)  9,000  212,625
Rex Stores Corp. (a)  4,500  49,500
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED
Tandy Corp.   9,400 $ 379,525
Toys "R" Us, Inc.   26,800  780,550
  4,493,050
TOTAL RETAIL & WHOLESALE   9,221,739
SERVICES - 0.0%
ADVERTISING - 0.0%
Interpublic Group of Companies, Inc.   1,200  56,700
SERVICES - 0.0%
Zebra Technologies Corp. Class A (a)  600  15,375
TOTAL SERVICES   72,075
TECHNOLOGY - 3.4%
COMMUNICATIONS EQUIPMENT - 0.0%
Cisco Systems, Inc. (a)  4,100  254,456
COMPUTER SERVICES & SOFTWARE - 0.4%
America Online, Inc. (a)  7,400  263,625
Automatic Data Processing, Inc.   10,100  440,613
Electronic Data Systems Corp.  6,900  423,488
Metromail Corp. (a)  1,300  28,113
Microsoft Corp. (a)  1,700  224,188
Oracle Systems Corp. (a)  8,350  355,397
Policy Management Systems Corp. (a)  8,800  299,200
  2,034,624
COMPUTERS & OFFICE EQUIPMENT - 2.2%
Adaptec, Inc. (a)  1,900  114,000
Compaq Computer Corp. (a)  95,300  6,111,113
Digital Equipment Corp. (a)  1,600  57,200
Hewlett-Packard Co.   14,000  682,500
International Business Machines Corp.   30,200  3,759,900
Micron Electronics, Inc. (a)  1,700  35,063
SCI Systems, Inc. (a)  12,400  697,500
Seagate Technology (a)  7,800  435,825
Tech Data Corp. (a)  6,600  183,975
  12,077,076
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONIC INSTRUMENTS - 0.1%
Applied Materials, Inc. (a)  9,900 $ 273,488
Credence Systems Corp. (a)  2,100  33,075
Lam Research Corp. (a)  4,100  109,163
Novellus System, Inc. (a)  4,700  200,338
Teradyne, Inc. (a)  13,700  227,763
  843,827
ELECTRONICS - 0.7%
AMP, Inc.   4,900  189,875
Intel Corp.   8,700  830,306
Methode Electronics, Inc. Class A  900  16,763
Microchip Technology, Inc. (a)  1,700  63,538
Micron Technology, Inc.   10,900  332,450
Molex, Inc.   4,069  137,320
National Semiconductor Corp. (a)  3,900  78,488
S-3, Inc. (a)  1,400  27,650
Solectron Corp. (a)  26,400  1,293,600
Storage Technology Corp. (a)  4,200  159,075
Texas Instruments, Inc.   7,500  413,438
Xilinx, Inc. (a)  3,600  122,400
  3,664,903
TOTAL TECHNOLOGY   18,874,886
TRANSPORTATION - 0.3%
AIR TRANSPORTATION - 0.0%
Southwest Airlines Co.   2,300  52,613
RAILROADS - 0.3%
Bombardier, Inc. Class B  8,100  115,379
Burlington Northern Santa Fe Corp.   6,000  506,250
CSX Corp.   20,500  1,035,250
  1,656,879
SHIPPING - 0.0%
Overseas Shipholding Group, Inc.   1,200  19,800
Stolt-Nielsen SA  2,400  37,500
Stolt-Nielsen SA Class B sponsored ADR  6,400  100,000
Storli AS Class B (non-vtg.)  700  11,305
  168,605
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - CONTINUED
TRUCKING & FREIGHT - 0.0%
Consolidated Freightways, Inc.   800 $ 19,600
TOTAL TRANSPORTATION   1,897,697
UTILITIES - 1.5%
CELLULAR - 0.7%
AirTouch Communications, Inc. (a)  23,500  649,188
360 Degrees Communications Co.   1,100  25,850
Vodafone Group PLC sponsored ADR  50,500  1,723,313
Vodafone Group PLC  464,604  1,610,538
  4,008,889
ELECTRIC UTILITY - 0.0%
Duke Power Co.   500  23,313
FPL Group, Inc.   500  21,625
Wisconsin Energy Corp.   500  13,500
  58,438
TELEPHONE SERVICES - 0.8%
Ameritech Corp.  12,700  668,338
Bell Atlantic Corp.   9,700  580,788
BellSouth Corp.   20,700  765,900
MCI Communications Corp.   6,400  164,000
NYNEX Corp.   18,500  804,750
SBC Communications, Inc.   24,000  1,155,000
Telefonica de Espana SA Ord.   3,284  60,997
Telecom Italia Mobile Spa  45,400  100,842
  4,300,615
TOTAL UTILITIES   8,367,942
TOTAL COMMON STOCKS
(Cost $104,779,206)   122,678,084
PREFERRED STOCKS - 0.4%
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - 0.4%
BASIC INDUSTRIES - 0.0%
METALS & MINING - 0.0%
Reynolds Metals Co. $3.31  3,400 $ 156,825
PACKAGING & CONTAINERS - 0.0%
Crown Cork & Seal, Inc. $1.88  54  2,484
PAPER & FOREST PRODUCTS - 0.0%
James River Corp., Series P, $1.55 depositary shares
representing 1/100 share (dividend enhanced
conversion stock)  2,100  54,075
TOTAL BASIC INDUSTRIES   213,384
CONSTRUCTION & REAL ESTATE - 0.0%
BUILDING MATERIALS - 0.0%
Bird Corp. $1.85  3,700  48,100
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Oasis Residential, Inc. $2.25  5,000  120,000
TOTAL CONSTRUCTION & REAL ESTATE   168,100
ENERGY - 0.1%
OIL & GAS - 0.1%
Atlantic Richfield Co. exchangeable $2.23  9,000  211,500
Occidental Petroleum Corp. $3.875 (c)  1,800  102,150
  313,650
HEALTH - 0.2%
DRUGS & PHARMACEUTICALS - 0.0%
Neorx Corp., Series 1, $2.44  3,700  66,600
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
U.S. Surgical Corp. $2.20 (c)  29,500  1,220,563
TOTAL HEALTH   1,287,163
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
ELECTRICAL EQUIPMENT - 0.0%
Westinghouse Electric Corp. $1.30 (c)  8,800 $ 149,600
NONDURABLES - 0.0%
TOBACCO - 0.0%
RJR Nabisco Holdings Corp. depositary shares representing
1/10 pfd., Series C  7,100  38,163
TECHNOLOGY - 0.1%
COMPUTER SERVICES & SOFTWARE - 0.1%
Ceridian Corp. $2.75  1,900  209,000
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Wang Labs, Inc. $3.25 (c)  2,500  120,625
TOTAL TECHNOLOGY   329,625
TOTAL CONVERTIBLE PREFERRED STOCKS   2,499,685
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
ENERGY - 0.0%
OIL & GAS - 0.0%
Gulf Canada Resources Ltd., Series 1, adj. rate  17,500  57,179
TOTAL PREFERRED STOCKS
(Cost $2,074,408)   2,556,864
CORPORATE BONDS - 16.0%
 MOODY'S  PRINCIPAL
 RATINGS (B) AMOUNT
CONVERTIBLE BONDS - 0.2%
CONSTRUCTION & REAL ESTATE - 0.0%
REAL ESTATE INVESTMENT TRUSTS - 0.0%
LTC Properties, Inc. 8 1/2%, 1/1/01  B2 $ 13,000  13,455
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
CONVERTIBLE BONDS - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Cooper Industries, Inc. 7.05%, 1/1/15  A3 $ 199,000 $ 217,408
POLLUTION CONTROL - 0.0%
WMX Technologies, Inc. 2%, 1/24/05  A2  81,000  74,925
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   292,333
RETAIL & WHOLESALE - 0.1%
DRUG STORES - 0.1%
Rite Aid Corp. liquid yield option notes 0%,
7/24/06  Baa1  1,000,000  582,500
TOTAL CONVERTIBLE BONDS   888,288
NONCONVERTIBLE BONDS - 15.8%
AEROSPACE & DEFENSE - 0.4%
Lockheed Martin Corp.:
7 1/4%, 5/15/06  A3  1,000,000  1,000,220
 7 3/4%, 5/1/26  A3  1,000,000  1,005,770
  2,005,990
BASIC INDUSTRIES - 0.2%
CHEMICALS & PLASTICS - 0.2%
Methanex Corp. yankee 8 7/8%, 11/15/01  A2  900,000  965,043
DURABLES - 0.1%
AUTOS, TIRES, & ACCESSORIES - 0.1%
General Motors Corp. 9 5/8%, 12/1/00  A3  630,000  691,620
ENERGY - 0.5%
ENERGY SERVICES - 0.1%
Petroliam Nasional BHD yankee 7 1/8%,
8/15/05 (c)  A1  400,000  395,768
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
ENERGY - CONTINUED
OIL & GAS - 0.4%
Occidental Petroleum Corp. 6.09%, 11/29/99  Baa3 $ 180,000 $ 176,251
Petro-Canada, Inc. yankee 7 7/8%, 6/15/26  Baa1  1,000,000  1,010,810
Tosco Corp. 7 5/8%, 5/15/06  Ba1  1,040,000  1,037,764
USX Corp.:
8 7/8%, 9/15/97  Baa3  210,000  214,715
 6 3/8%, 7/15/98  Baa3  100,000  99,143
  2,538,683
TOTAL ENERGY   2,934,451
FINANCE - 11.2%
ASSET-BACKED SECURITIES - 4.0%
Caterpillar Financial Asset Trust 6.65%, 6/25/00  A2  277,866  278,908
Case Equipment Loan Trust:
6.15%, 9/15/02  Aaa  1,680,000  1,675,262
 5.85%, 2/15/03  A3  370,000  358,789
Chevy Chase Auto Receivables Trust 5.80%,
6/15/02  Aaa  1,274,534  1,268,560
Discover Card Master Trust I 6.90%, 2/16/00  A2  580,000  584,350
Green Tree Financial Corp.:
5.80%, 2/15/27  Aaa  1,950,000  1,924,397
 6.10%, 4/15/27  Aaa  1,580,197  1,568,839
 6 1/2%, 6/15/27  Aaa  670,000  669,163
 6.80%, 6/15/27  Aaa  650,000  648,980
KeyCorp Auto Grantor Trust 5.80%, 7/15/00  A3  277,018  276,049
MBNA Master Credit Card Trust 7 3/4%,
10/15/98  Aaa  466,667  469,729
Premier Auto Trust:
4.95%, 2/2/99  A2  368,688  365,116
 8.05%, 4/4/00  Aaa  2,560,000  2,625,200
 6%, 5/6/00  Aaa  840,000  836,581
 6.35%, 7/6/00  A3  920,000  913,670
Railcar Trust 7 3/4%, 6/1/04  Aaa  40,042  41,293
Sears Credit Account Master Trust II 7%, 1/15/04 Aaa 2,000,000 2,025,000 Standard Credit Card Master Trust I:
8 1/4%, 10/7/97  A2  525,000  535,828
 7.65%, 2/15/00  A2  300,000  303,656
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
ASSET-BACKED SECURITIES - CONTINUED
TMS Auto Grantor Trust 5.90%, 9/15/02  Aaa $ 466,472 $ 463,557
Union Federal Savings Bank Grantor Trust
6.975%, 7/10/00  Baa2  113,362  113,294
 7.275%, 10/10/00  Baa2  107,805  108,411
 8.20%, 1/10/01  Baa2  116,888  118,641
WFS Financial Owner Trust 6.05%, 6/1/00  Aaa  1,630,000  1,621,320
Western Financial Grantor Trust:
6.05%, 11/1/00  Aaa  480,963  476,851
 6.20%, 2/1/02  Aaa  553,929  549,415
 5 7/8%, 3/1/02  Aaa  1,557,074  1,542,203
  22,363,062
BANKS - 4.3%
Bank of Boston Corp.:
9 1/2%, 8/15/97  Baa1  1,721,000  1,769,257
 euro 5.6125%, 8/28/98 (d)  Baa1  1,000,000  997,670
Banponce Financial Corp.:
6%, 4/15/97  A3  140,000  139,959
 6.34%, 3/29/99  A3  310,000  307,433
 7.65%, 5/3/00  A3  690,000  700,467
 6.69%, 9/21/00  A3  1,000,000  992,420
 6 3/4%, 8/9/01  A3  1,660,000  1,640,777
Banponce Corp. 5 3/4%, 3/1/99  A3  460,000  449,379
Citicorp euro 5.5125%, 1/30/98 (d)  A2  500,000  500,000
Corporacion Andina De Fomento yankee
7 1/4%, 4/30/98 (c)  Baa2  1,000,000  1,006,540
Den Danske Bank Group AS yankee 7 1/4%,
6/15/05 (c)  A2  2,600,000  2,573,714
First Fidelity Bancorp. 8 1/2%, 4/1/98  A2  570,000  586,570
Firstar Corp. 7.15%, 9/1/00  A3  1,390,000  1,398,298
Fleet Financial Group, Inc. 7 5/8%, 12/1/99  A3  150,000  153,933
Kansallis-Osake-Pankki yankee 9 3/4%,
12/15/98  A3  470,000  499,525
Korea Development Bank yankee 7 1/4%,
5/15/06  A1  2,000,000  1,993,640
Marine Midland Bank euro 5 7/8%,
3/29/99 (d)  Baa1  1,000,000  995,000
Mellon Financial Co. 6 1/2%, 12/1/97  A2  200,000  200,404
Midland Bank PLC yankee 7 5/8%, 6/15/06  A1  1,000,000  1,016,270
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
BANKS - CONTINUED
Provident Bank 6 1/8%,
12/15/00  A3 $ 1,560,000 $ 1,515,259
Signet Bank 7.80%, 9/15/06  Baa1  1,000,000  1,013,380
Signet Banking Corp. (d):
5 5/8%, 5/15/97  Baa2  1,900,000  1,892,571
 5 3/4%, 4/15/98  Baa2  700,000  696,122
Sovran Financial Corp. 9 3/4%, 6/15/99  A3  100,000  107,426
Union Planters National Bank 6.81%,
8/20/01  A3  1,000,000  992,500
Zions Bancorp. 8 5/8%, 10/15/02  BBB-  100,000  106,225
  24,244,739
CREDIT & OTHER FINANCE - 2.3%
Associates Corp. of North America 6 1/2%,
9/9/98  Aa3  1,500,000  1,505,115
Beneficial Corp. 9.32%, 8/4/97  A2  100,000  102,571
Ford Motor Credit Co. 6 1/4%, 2/26/98  A1  1,460,000  1,458,963
Ford Motor Credit:
6.65%, 5/22/00  A1  2,700,000  2,687,013
 6.57%, 3/19/01  A1  1,700,000  1,677,016
General Motors Acceptance Corp.:
5.65%, 12/15/97  A3  1,400,000  1,392,580
 5 3/8%, 3/9/98  A3  2,600,000  2,570,464
Greyhound Financial Corp. 6.94%, 1/28/98  Baa2  500,000  504,185
MCN Investment Corp. 5.84%, 2/1/99  Baa2  730,000  718,546
Tenneco Credit Corp. 10 1/8%, 12/1/97  Baa2  230,000  239,384
  12,855,837
INSURANCE - 0.4%
ITT Hartford Group, Inc. 7 1/4%, 12/1/96  A1  50,000  50,025
Metropolitan Life Insurance Co. 6.30%,
11/1/03 (c)  A1  1,790,000  1,693,967
Nationwide Mutual Insurance Co. 6 1/2%,
2/15/04 (c)  A1  310,000  292,742
  2,036,734
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
SAVINGS & LOANS - 0.2%
Ahmanson (H.F.) & Co. 9 7/8%, 11/15/99  Baa2 $ 50,000 $ 54,244
Golden West Financial Corp.:
10 1/4%, 5/15/97  A3  900,000  922,248
 8 5/8%, 8/30/98  A3  25,000  25,906
  1,002,398
TOTAL FINANCE   62,502,770
HEALTH - 0.0%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
Cardinal Distribution Inc. 8%, 3/01/97  A3  200,000  201,686
MEDIA & LEISURE - 0.3%
PUBLISHING - 0.3%
News America Holdings, Inc. 12%, 12/15/01  Baa3  1,600,000  1,713,888
NONDURABLES - 0.4%
FOODS - 0.4%
Ralcorp Holdings, Inc. 8 3/4%, 9/15/04  Ba1  2,300,000  2,461,253
RETAIL & WHOLESALE - 0.3%
GENERAL MERCHANDISE STORES - 0.3%
Dayton Hudson Corp. 10%, 12/1/00  Baa1  500,000  554,635
Sears, Roebuck & Co. 7 3/4%, 2/27/97  A2  900,000  906,489
  1,461,124
TECHNOLOGY - 1.0%
COMPUTERS & OFFICE EQUIPMENT - 1.0%
Comdisco, Inc.:
7 3/4%, 9/1/99  Baa2  1,300,000  1,328,964
 6 1/2%, 6/15/00  Baa2  4,300,000  4,252,012
  5,580,976
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
TRANSPORTATION - 0.7%
AIR TRANSPORTATION - 0.7%
AMR Corp.:
7 3/4%, 12/1/97  Baa3 $ 560,000 $ 567,722
 9 1/2%, 7/15/98  Baa3  2,245,000  2,348,652
Delta Air Lines, Inc. 9 7/8%, 5/15/00  Baa3  500,000  541,320
United Air Lines, Inc. 6 3/4%, 12/1/97  Baa3  390,000  390,491
  3,848,185
UTILITIES - 0.7%
CELLULAR - 0.4%
360 Degrees Communications Co.:
7 1/8%, 3/1/03  Ba2  1,310,000  1,279,516
 7 1/2%, 3/1/06  Ba2  1,000,000  972,070
  2,251,586
ELECTRIC UTILITY - 0.2%
Gulf States Utilities Co. 1st mtg. 6.67%, 11/1/96  Baa3  360,000  360,148
Hydro-Quebec yankee 8.40%, 1/15/22  A2  600,000  632,634
  992,782
GAS - 0.1%
Florida Gas 7 3/4%, 11/1/97 (c)  Baa2  520,000  527,883
Southwest Gas Corp. 9 3/4%, 6/15/02  Baa2  300,000  335,895
  863,778
TOTAL UTILITIES   4,108,146
TOTAL NONCONVERTIBLE BONDS   88,475,132
TOTAL CORPORATE BONDS
(Cost $89,749,685)   89,363,420
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 40.3%
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
U.S. TREASURY OBLIGATIONS - 34.0%
8 3/4%, 10/15/97  Aaa $ 4,130,000 $ 4,249,398
8 7/8%, 11/15/97  Aaa  25,000,000  25,793,000
6 1/8%, 3/31/98  Aaa  38,370,000  38,441,752
9 1/4%, 8/15/98  Aaa  28,481,000  30,034,069
9 1/8%, 5/15/99  Aaa  21,712,000  23,201,226
7 7/8%, 8/15/01  Aaa  2,400,000  2,538,384
6 3/8%, 9/30/01  Aaa  1,185,000  1,180,927
11 7/8%, 11/15/03  Aaa  3,260,000  4,217,103
7 7/8%, 11/15/04  Aaa  420,000  451,370
13 7/8%, 5/15/11  Aaa  12,760,000  19,028,350
8 3/4%, 5/15/17  Aaa  1,350,000  1,595,957
9%, 11/15/18  Aaa  3,170,000  3,850,567
8 7/8%, 2/15/19  Aaa  16,795,000  20,188,094
8 1/8%, 8/15/19  Aaa  1,490,000  1,666,237
7 5/8%, 2/15/25  Aaa  12,345,000  13,255,444
TOTAL U.S. TREASURY OBLIGATIONS   189,691,878
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.3%
Farm Credit System Financial Assistance Corp.
9 3/8%, 7/21/03  Aaa  786,000  893,706
Federal Farm Credit Bank 6.47%, 6/07/05  Aaa  2,000,000  1,932,820
Federal Home Loan Bank:
5.615%, 12/13/00  Aaa  1,265,000  1,221,509
 6.225%, 10/17/02  Aaa  1,000,000  973,280
 7.36%, 7/1/04  Aaa  600,000  616,314
Federal Home Loan Mortgage Corporation:
7 3/4%, 11/7/01  Aaa  4,370,000  4,565,295
 6.80%, 8/22/05  Aaa  680,000  671,500
Federal National Mortgage Association:
7.49%, 3/02/05  Aaa  3,080,000  3,184,443
 7.65%, 3/10/05  Aaa  3,000,000  3,138,270
 7.35%, 3/28/05  Aaa  1,000,000  1,025,310
Government Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Defense Security Assistance Agency):
 Class 1-C 9 1/4%, 11/15/01  Aaa  546,000  581,086
  Class 2-E 9.40%, 5/15/02  Aaa  2,390,000  2,553,309
  Class T-2 9 5/8%, 5/15/02  Aaa  110,000  117,274
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Government Trade Trust Certificates (assets of
 Trust guaranteed by U.S. Government
through Export-Import Bank)
Series 1994-A, 7.39%, 6/26/06  Aaa $ 640,833 $ 654,684
Israel Export Trust Certificates (assets of Trust
guaranteed by U.S. Government through
Export-Import Bank) Series 1994-1,
6.88%, 1/26/03  Aaa  497,059  499,534
Private Export Funding Corp. secured:
6.24%, 5/15/02  Aaa  270,000  263,871
 6.90%, 1/31/03  Aaa  2,320,000  2,330,510
 6.86%, 4/30/04  Aaa  272,000  273,461
State of Israel (guaranteed by U.S. Government
through Agency for International Development):
7 3/4%, 4/1/98  Aaa  257,776  262,076
 4 7/8%, 9/15/98  Aaa  1,070,000  1,043,207
 7 1/8%, 8/15/99  Aaa  988,000  1,004,865
 7 3/4%, 11/15/99  Aaa  317,000  328,076
 8 1/2%, 4/1/06  Aaa  1,610,000  1,738,478
U.S. Housing & Urban Development:
8.27%, 8/1/03  Aaa  1,000,000  1,078,230
 6.92%, 8/1/04  Aaa  3,640,000  3,639,672
 7.63%, 8/1/14  Aaa  1,000,000  997,620
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS   35,588,400
TOTAL U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS (Cost $227,916,671)   225,280,278
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 9.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.9%
7%, 7/1/01  Aaa  622,795  625,323
8 1/2%, 4/1/21 to 6/1/26  Aaa  9,260,146  9,513,093
12%, 11/1/19  Aaa  231,369  262,289
  10,400,705
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.9%
6%, 3/1/11 to 5/1/26  Aaa  13,263,932  12,365,477
6 1/2%, 9/1/25 to 6/1/26  Aaa  11,492,721  10,793,077
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
FEDERAL NATIONAL MORTGAGE ASSOCIATION - CONTINUED
7 1/2%, 10/1/26  Aaa $ 4,000,000 $ 3,953,720
11 1/2%, 11/1/15  Aaa  392,895  441,261
  27,553,535
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.2%
6 1/2%, 11/15/08 to 6/15/09  Aaa  6,689,973  6,527,026
8%, 5/15/26 to 7/15/26  Aaa  3,522,428  3,555,434
9 1/2%, 8/15/16  Aaa  3,562  3,845
10%, 11/15/09 to 12/15/17  Aaa  558,436  610,255
11%, 7/15/10 to 12/15/15  Aaa  683,192  764,479
11 1/2%, 7/15/15 to 1/15/16  Aaa  581,251  665,242
  12,126,281
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $49,910,724)   50,080,521
COMMERCIAL MORTGAGE SECURITIES - 5.1%
CBM Funding Corp. sequential pay:
Series 1996-1 Class A-2, 6.88%, 7/1/02  AA  1,100,000  1,091,234
 Series 1996-1B Class A1, 7.55%, 7/1/99  AA  269,852  272,845
CS First Boston Mortgage Securities Corp.
commercial floater Series 1994-CFB1
Class A-1, 5.9563%, 1/25/28 (d)  Aaa  347,246  347,029
Equitable Life Assurance Society of the United
States (c):
 sequential pay Series 174 Class A1,
  7.24%, 5/15/06  Aaa  1,500,000  1,494,375
  commercial:
  Series 1996-1 Class B1,
  7.33%, 5/15/06  Aa2  1,000,000  996,255
   Series 1996-1 Class C1,
  7.52%, 5/15/06  A2  700,000  696,063
FDIC commercial Series 1994-C1
Class II-A2, 7.85%, 9/25/25  Aaa  928,904  939,644
Goldman Sachs Mortgage Securities Corp. II
commercial Series 1996 Class A-1, 7.02%,
2/15/27  Aaa  1,731,987  1,723,327
Lennar Central Partner LP commercial (c):
floater Series 1994-1 Class B,
 6.4219%, 9/15/01 (d)  -  737,146  737,146
 Series 1995-1 Class D, 8.05%,
 5/15/03  -  1,666,000  1,671,727
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
Meritor Mortgage Security Corp. commercial
Series 1987-1 Class A3, 9.40%, 6/1/99  Baa3 $ 298,478 $ 298,105
New England Mutual Life Insurance Co.
commercial Series 1993 Class 1-A, 6.70%,
12/15/23 (c)  Aa2  915,435  915,435
Nomura Asset Securities Corp. commercial floater
Series 1994-MD-II Class A-6,
6.6869%, 7/4/03 (d)  -  382,364  383,021
Resolution Trust Corp.:
commercial floater (d):
 Series 1992-C3 Class A-2, 6.2875%,
  8/25/23  Aa2  3,469  3,469
  Series 1993-C2 Class A-2, 6.4325%,
  3/25/25  AAA  941,578  941,578
  Series 1994-C1 Class A-3, 6.1125%,
  6/25/26  AAA  764,823  765,779
 commercial:
 Series 1994-N2 Class 3, 7 1/2%,
  12/15/04 (c)(f)  Baa2  332,045  332,045
  Series 1995-C1 Class A-2B, 6.55%, 2/25/27  Aaa  4,754,961  4,743,073
  Series 1995-C1 Class A-4B, 6.65%, 2/25/27  Aaa  4,785,000  4,738,645
  Series 1995-C1 Class C, 6.90%, 2/25/27  A2  1,200,000  1,129,125
  Series 1995-C2 Class A-1A, 6 1/4%,
  5/25/27  Aaa  648,701  646,876
  Series 1995-C2 Class A-1B, 6 1/4%,
  5/25/27  Aaa  830,000  814,438
SC Finance Corp. commercial floater 6.9719%,
8/1/04 (c)(d)  -  600,000  601,875
Structured Asset Securities Corp. commercial:
Series 1993-C1 Class A-1, 6.60%, 10/25/24  AA+  218,015  217,470
 Series 1995-C1 Class D, 7 3/8%, 9/25/24  BBB  1,200,000  1,131,375
 Series 1996 Class A-2A, 7 3/4%, 2/25/28  AAA  803,506  812,420
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $28,346,129)   28,444,374
FOREIGN GOVERNMENT OBLIGATIONS (E) - 1.5%
Ontario Province:
yankee 7 3/4%, 6/4/02  Aa3  3,000,000  3,130,470
 6%, 2/21/06  Aa3  1,790,000  1,650,273
Quebec Province 7.22%, 7/22/36 (f)  A2  3,500,000  3,572,625
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $8,270,660)   8,353,368
REPURCHASE AGREEMENTS - 5.7%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.72%, dated
9/30/96 due 10/1/96  $ 31,692,035  $31,687,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $542,734,483)  $ 558,443,909
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,885,943 or 2.8% of net assets.
4. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
5. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
6. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 64.7% AAA, AA, A 60.5%
Baa 4.6% BBB  6.6%
Ba 1.0% BB  1.2%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.6%. FMR has determined that unrated debt securities that are lower quality account for 0.4% of the total value of investment in securities.
INCOME TAX INFORMATION
At September 30, 1996, the aggregate cost of investment securities for income tax purposes was $542,856,608. Net unrealized appreciation aggregated $15,587,301, of which $22,996,678 related to appreciated investment securities and $7,409,377 related to depreciated investment securities.
The fund hereby designates approximately $5,543,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS  SEPTEMBER 30, 1996

ASSETS

Investment in securities, at value (including repurchase                 $ 558,443,909
agreements of $31,687,000) (cost $542,734,483) -
See accompanying schedule

Receivable for investments sold                                           7,558,698

Receivable for fund shares sold                                           958,284

Dividends receivable                                                      395,461

Interest receivable                                                       5,808,407

Other receivables                                                         6,258

 TOTAL ASSETS                                                             573,171,017

LIABILITIES

Payable to custodian bank                                   $ 133,009

Payable for investments purchased                            5,149,548

Payable for fund shares redeemed                             1,400,387

Accrued management fee                                       208,097

Other payables and accrued expenses                          175,909

 TOTAL LIABILITIES                                                        7,066,950

NET ASSETS                                                               $ 566,104,067

Net Assets consist of:

Paid in capital                                                          $ 528,957,740

Undistributed net investment income                                       3,789,498

Accumulated undistributed net realized gain (loss) on                     17,662,455
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                             15,694,374
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 48,659,156 shares outstanding                            $ 566,104,067

NET ASSET VALUE, offering price and redemption price                      $11.63
per share ($566,104,067 (divided by) 48,659,156 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED SEPTEMBER 30, 1996

INVESTMENT INCOME                                                         $ 3,907,930
Dividends

Interest                                                                   29,976,916

 TOTAL INCOME                                                              33,884,846

EXPENSES

Management fee                                             $ 2,837,741

Transfer agent fees                                         1,503,295

Accounting fees and expenses                                219,074

Non-interested trustees' compensation                       2,146

Custodian fees and expenses                                 98,887

Registration fees                                           37,536

Audit                                                       65,162

Legal                                                       3,970

Miscellaneous                                               2,059

 Total expenses before reductions                           4,769,870

 Expense reductions                                         (94,128)       4,675,742

NET INVESTMENT INCOME                                                      29,209,104

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      20,503,168

 Foreign currency transactions                              165,738        20,668,906

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (9,283,172)

 Assets and liabilities in foreign currencies               (151,519)      (9,434,691)

NET GAIN (LOSS)                                                            11,234,215

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 40,443,319
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED       YEAR ENDED
                                                            SEPTEMBER 30,    SEPTEMBER 30,
                                                            1996             1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 29,209,104     $ 26,718,503
Net investment income

 Net realized gain (loss)                                    20,668,906       1,642,678

 Change in net unrealized appreciation (depreciation)        (9,434,691)      31,933,439

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             40,443,319       60,294,620
FROM OPERATIONS

Distributions to shareholders from net investment income     (32,164,979)     (22,340,695)

Share transactions                                           228,615,077      246,242,775
Net proceeds from sales of shares

 Reinvestment of distributions                               29,652,662       20,098,189

 Cost of shares redeemed                                     (266,521,145)    (239,564,840)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (8,253,406)      26,776,124
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    24,934           64,730,049

NET ASSETS

 Beginning of period                                         566,079,133      501,349,084

 End of period (including undistributed net investment      $ 566,104,067    $ 566,079,133
income of $3,789,498 and $5,464,073, respectively)

OTHER INFORMATION
Shares

 Sold                                                        19,790,260       22,750,670

 Issued in reinvestment of distributions                     2,580,669        1,869,315

 Redeemed                                                    (23,109,490)     (22,134,037)

 Net increase (decrease)                                     (738,561)        2,485,948


FINANCIAL HIGHLIGHTS

                                        YEARS ENDED SEPTEMBER 30,                           OCTOBER 1, 1992
                                                                                            (COMMENCEMENT
                                                                                            OF OPERATIONS) TO
                                                                                            SEPTEMBER 30,

                                        1996                        1995        1994 B      1993

SELECTED PER-SHARE DATA

Net asset value, beginning of period    $ 11.46                     $ 10.69     $ 11.07     $ 10.00

Income from Investment Operations

 Net investment income                   .61                         .56         .45         .46

 Net realized and unrealized             .20                         .68         (.29)       1.04
 gain (loss)

 Total from investment operations        .81                         1.24        .16         1.50



Less Distributions

 From net investment income              (.64)                       (.47)       (.47)       (.43)

 From net realized gain                  -                           -           (.04)       -

 In excess of net realized gain          -                           -           (.03)       -

 Total distributions                     (.64)                       (.47)       (.54)       (.43)

Net asset value, end of period          $ 11.63                     $ 11.46     $ 10.69     $ 11.07

TOTAL RETURN A                           7.28%                       11.99%      1.46%       15.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000          $ 566,104                   $ 566,079   $ 501,349   $ 199,237
omitted)

Ratio of expenses to average net         .82%                        .79%        .71%        .65% C
assets                                                                          C

Ratio of expenses to average net         .80%                        .79%        .71%        .65%
assets after expense reductions         D

Ratio of net investment income to        5.03%                       5.15%       4.92%       5.19%
average net assets

Portfolio turnover rate                  148%                        157%        83%         47%

Average commission rate E               $ 0.0286


H THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
I EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
J FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
K FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
L FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Asset Manager: Income (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, passive foreign investment companies (PFIC), market discount, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases
2. OPERATING POLICIES - CONTINUED
FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
INDEXED SECURITIES. The fund may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $791,952,211 and $765,502,496, respectively, of which U.S. government and government agency obligations aggregated $583,200,534 and $480,807,005, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .49% of average net assets. Effective August 1, 1996, FMR voluntarily agreed to reduce the individual fund fee rate from .35% to .30%.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $43,109 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $30,281 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,950 and $61,897, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Asset Manager: Income:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Asset Manager: Income, (a fund of Fidelity Charles Street Trust) at September 30, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Asset Manager: Income's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
November 15, 1996
DISTRIBUTIONS


A total of 36.5% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 7% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1997 of these percentages for use in preparing 1996 income tax returns.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
2000 66th Street, North
St. Petersburg, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
540 Lake Cook Road
Deerfield, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
505 Millburn Avenue
Short Hills, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1775 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Richard C. Habermann, Vice President
George A. Vanderheiden, Vice President
Michael Gray, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
Brooklyn, NY
FIDELITY'S ASSET ALLOCATION FUNDS
Asset Manager(trademark)
Asset Manager: Growth
Asset Manager: Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
* INDEPENDENT TRUSTEES
 AUTOMATED LINE FOR QUICKEST SERVICE



(2_FIDELITY_LOGOS)FIDELITY

ASSET MANAGER(trademark)

ANNUAL REPORT
SEPTEMBER 30, 1996
CONTENTS


PRESIDENT'S MESSAGE      3    Ned Johnson on investing
                              strategies.

PERFORMANCE              4    How the fund has done over time.

MARKET RECAP             6    An overview of the market's
                              performance and the factors driving
                              it.

FUND TALK                7    The managers' review of fund
                              performance, strategy and outlook.

INVESTMENT CHANGES       11   A summary of major shifts in the
                              fund's investments over the past six
                              months.

ADDITIONAL INTERVIEW     12   A discussion of upcoming changes
ON POLICY CHANGES             to
                              Asset Manager.

INVESTMENTS              14   A complete list of the fund's
                              investments with their market
                              values.

FINANCIAL STATEMENTS     45   Statements of assets and liabilities,
                              operations, and changes in net
                              assets, as well as financial
                              highlights.

NOTES                    49   Notes to the financial statements.

REPORT OF INDEPENDENT    54   The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS            55


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
Although stocks have managed to post solid returns through the first nine months of 1996, signs of strength in the economy have led to inflation fears, causing some uncertainty in bond markets so far this year. In 1995, both stock and bond markets posted strong results, while the year before, stocks posted below-average returns and bonds had one of the worst years in history.
These market ups and downs are a normal part of investing, and there are some basic principles that are helpful for investors to remember in different types of markets.
If you can leave your money invested over the long term, you can avoid the results of the volatility that generally accompanies the stock market in the short term, as we witnessed last year. You also can help to manage some of the risks of investing through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term investments, both in the U.S. and overseas.
If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, there is no assurance that a money market fund will achieve its goal, and it is important to remember that money market funds are not insured or guaranteed by any agency of the U.S. government. Finally, no matter what your investment horizon or portfolio diversity, it makes good sense to follow a regular investment plan - investing a certain amount of money at the same time each month or quarter - and to review your portfolio periodically. A periodic investment plan will not, of course, assure a profit or protect against a loss.
If you have any questions, please call us at 1-800-544-8888. We stand ready to provide the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1996          PAST 1   PAST 5    LIFE OF
                                          YEAR     YEARS     FUND

Asset Manager                             10.37%   68.54%    145.97%

S&P 500(registered trademark)             20.33%   103.18%   213.19%

Flexible Portfolio Funds Average          12.33%   71.56%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 28, 1988. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of 178 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. Both benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED SEPTEMBER 30, 1996    PAST 1   PAST 5   LIFE OF
                                    YEAR     YEARS    FUND

Asset Manager                       10.37%   11.00%   12.29%

S&P 500                             20.33%   15.23%   15.84%

Flexible Portfolio Funds Average    12.33%   11.19%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960731 19960814 160549 S00000000000001
             Asset Manager               SP Standard & Poor 500
Fidelity Composite Index
             00314                       SP001                       F0001
  1988/12/31      10000.00                    10000.00
10000.00
  1989/01/31      10378.86                    10732.00
10291.60
  1989/02/28      10219.34                    10464.77
10200.52
  1989/03/31      10309.07                    10708.60
10320.38
  1989/04/30      10578.27                    11264.38
10593.04
  1989/05/31      10887.34                    11720.59
10846.43
  1989/06/30      11006.98                    11653.78
10999.47
  1989/07/31      11326.02                    12706.12
11415.14
  1989/08/31      11355.93                    12955.15
11426.55
  1989/09/30      11355.93                    12902.04
11453.98
  1989/10/31      11405.78                    12602.71
11519.49
  1989/11/30      11485.54                    12859.81
11656.69
  1989/12/31      11527.69                    13168.44
11771.16
  1990/01/31      11158.89                    12284.84
11487.36
  1990/02/28      11243.19                    12443.31
11560.76
  1990/03/31      11359.10                    12773.06
11674.52
  1990/04/30      11169.43                    12453.74
11566.76
  1990/05/31      11759.51                    13667.97
12058.70
  1990/06/30      11854.35                    13575.03
12133.82
  1990/07/31      11843.81                    13531.59
12207.84
  1990/08/31      11443.39                    12308.34
11830.25
  1990/09/30      11211.58                    11708.92
11724.49
  1990/10/31      11243.19                    11658.57
11808.55
  1990/11/30      11780.58                    12411.72
12162.69
  1990/12/31      12147.79                    12758.00
12361.92
  1991/01/31      12795.97                    13314.25
12597.66
  1991/02/28      13354.74                    14266.22
12913.10
  1991/03/31      13578.25                    14611.46
13053.34
  1991/04/30      13790.59                    14646.53
13138.97
  1991/05/31      14137.03                    15279.26
13347.62
  1991/06/30      13835.29                    14579.47
13174.63
  1991/07/31      14204.08                    15258.87
13439.44
  1991/08/31      14528.17                    15620.51
13678.66
  1991/09/30      14550.52                    15359.65
13743.64
  1991/10/31      14662.28                    15565.47
13865.96
  1991/11/30      14405.24                    14938.18
13770.42
  1991/12/31      15019.76                    16647.11
14448.89
  1992/01/31      15236.74                    16337.47
14290.96
  1992/02/29      15526.05                    16549.86
14382.28
  1992/03/31      15526.05                    16227.13
14278.30
  1992/04/30      15743.03                    16704.21
14453.92
  1992/05/31      15899.73                    16786.06
14595.86
  1992/06/30      15899.73                    16535.95
14602.28
  1992/07/31      16225.20                    17212.27
14998.88
  1992/08/31      16152.88                    16859.42
14941.28
  1992/09/30      16273.42                    17058.36
15106.53
  1992/10/31      16249.31                    17118.06
15046.41
  1992/11/30      16610.94                    17701.79
15247.13
  1992/12/31      16934.14                    17919.52
15434.06
  1993/01/31      17225.45                    18070.05
15626.98
  1993/02/28      17402.77                    18315.80
15844.82
  1993/03/31      17975.71                    18702.26
16007.39
  1993/04/30      18052.42                    18249.67
15910.07
  1993/05/31      18435.97                    18738.76
16080.94
  1993/06/30      18668.08                    18793.10
16251.72
  1993/07/31      18951.91                    18717.93
16272.52
  1993/08/31      19493.76                    19427.34
16672.83
  1993/09/30      19481.53                    19277.75
16655.82
  1993/10/31      20054.14                    19676.80
16827.04
  1993/11/30      20015.09                    19489.87
16697.47
  1993/12/31      20877.83                    19725.69
16813.02
  1994/01/31      21555.68                    20396.37
17143.23
  1994/02/28      20877.83                    19843.63
16818.19
  1994/03/31      19867.84                    18978.44
16383.61
  1994/04/30      19854.17                    19221.37
16426.21
  1994/05/31      20018.25                    19536.60
16536.92
  1994/06/30      19577.74                    19057.95
16371.55
  1994/07/31      19962.97                    19683.05
16717.32
  1994/08/31      20430.74                    20490.06
17005.19
  1994/09/30      20182.51                    19988.05
16755.89
  1994/10/31      20279.40                    20437.78
16916.42
  1994/11/30      19974.87                    19693.44
16670.65
  1994/12/31      19499.59                    19985.49
16825.56
  1995/01/31      19344.50                    20503.72
17140.06
  1995/02/28      19640.59                    21302.75
17568.36
  1995/03/31      19953.26                    21931.39
17837.22
  1995/04/30      20364.82                    22577.27
18157.94
  1995/05/31      20847.33                    23479.68
18759.47
  1995/06/30      21133.35                    24025.12
19010.70
  1995/07/31      21718.80                    24821.79
19252.97
  1995/08/31      21861.60                    24884.09
19379.73
  1995/09/30      22219.16                    25934.20
19798.72
  1995/10/31      22147.35                    25841.62
19911.42
  1995/11/30      22563.87                    26976.06
20402.04
  1995/12/31      23039.92                    27495.62
20694.68
  1996/01/31      23534.15                    28431.57
21047.24
  1996/02/29      23417.86                    28695.13
20969.95
  1996/03/31      23419.07                    28971.47
20995.37
  1996/04/30      23623.99                    29398.51
21082.62
  1996/05/31      23872.82                    30156.69
21304.75
  1996/06/30      24006.08                    30271.59
21463.34
  1996/07/31      23548.68                    28934.19
21123.11
  1996/08/31      23696.23                    29544.41
21302.14
  1996/09/30      24523.08                    31207.17
21939.76
IMATRL PRASUN   SHR__CHT 19960731 19960814 160556 R00000000000123

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Asset Manager on December 31, 1988, shortly after the fund started. As the chart shows, by September 30, 1996, the value of the investment would have grown to $24,523 - a 145.23% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $31,207 - a 212.07% increase. You can also look at how the Fidelity Asset Allocation Composite Index did over the same period. The composite index combines the total returns of three unmanaged indexes - the S&P 500 (+212.07%), Lehman Brothers Treasury Bond Index (+93.84%), and the Salomon Brothers 3-month T-Bill (+51.58%) - according to the fund's neutral mix*, assuming monthly rebalancing. With dividends and interest, if any, reinvested, the same $10,000 investment would have grown to $21,940 - a 119.40% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
growth in the long run and
volatility in the short run. In
turn, the share price and
return of a fund that invests in
stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
*CURRENTLY 40% STOCKS, 40% BONDS AND 20% SHORT-TERM INSTRUMENTS; 30%, 40%
AND 30%,
  RESPECTIVELY, PRIOR TO JUNE 1, 1992.
MARKET RECAP


The stock market rebounded from a mid-summer downturn caused by confusion over the direction of interest rates, posting strong returns for the 12 months ended September 30, 1996. U.S. bond markets also recovered from a downturn earlier in the year that was sparked by fears of rising interest rates.
STOCKS: The Standard & Poor's 500 Index returned 20.33% during the period - above its long-term average of about 12%. The stock market spent much of the past year breaking price and trading volume records as strong corporate earnings reports, large cash inflows into mutual funds and widespread optimism propelled share prices higher. Further, the period was peppered with several high-profile merger announcements, especially in the media, telecommunications and technology sectors. While continued confusion over the direction of interest rates created a volatile backdrop in the summer months, stocks rallied late in the period when the Federal Reserve Board left short-term interest rates unchanged, and it appeared inflation would not be an issue for the remainder of 1996. Smaller-company stocks posted strong gains at the beginning of 1996, but trended downward in the spring and summer because they tend to be more affected by the higher borrowing costs brought on by higher rates. When interest rate fears subsided toward the end of the period, these stocks again posted strong price gains. The broad market posted more consistent gains in late summer, while larger-company stocks took the lead in the spring and climbed to new highs in September.
BONDS: Bond markets rebounded from sharp sell-offs earlier in 1996, as investors gained confidence that rising interest rates might not be a problem in an election year. For the 12 months ended September 30, 1996, the Lehman Brothers Aggregate Bond Index - a broad measure of U.S. taxable bonds - returned 4.90%. In January, the Federal Reserve Board lowered its target for the fed funds rate - the rate banks charge each other on overnight loans - from 5.50% to 5.25%, but the move largely was already taken into account by the market. Surprisingly robust employment reports in March reversed market sentiment, causing the yield on the 30-year Treasury bond to rise to over 7%, a level not seen in over a year. By June, however, soothing comments from Fed Chairman Alan Greenspan helped ease the market's fears of Fed interest rate increases and the 30-year yield dropped back below 7%. While bonds traded in a narrow range in the summer months - reflecting confusion over the direction of interest rates - the Fed's decision to take no action at the end of September, coupled with weaker than expected employment data, helped ease the market's fears. Investment-grade mortgage-backed securities performed well relative to other investment-grade securities. With prepayment fears easing in the face of a rising mortgage rate environment, the Salomon Brothers Mortgage Index returned 5.86% during the period.
FUND TALK: THE MANAGERS' OVERVIEW


An interview with Richard Habermann (center), Portfolio Manager of Fidelity Asset Manager, and George Vanderheiden (left) and Michael Gray, sub-portfolio managers for stocks and bonds, respectively.
Q. HOW DID THE FUND PERFORM, DICK?
D.H. For the year ended September 30, 1996, the fund had a total return of 10.37%. This trailed the flexible portfolio funds average, according to Lipper Analytical Services, which was 12.33%.
Q. WHY DID THE FUND CONTINUE TO LAG?
D.H. I believe the fund's underperformance occurred as a result of our repositioning of the fund. In the process, we had to absorb some losses in selling some long-term U.S. Treasury securities and foreign debt. Once this transition was completed, we found that the fund's newly restructured portfolio was performing as expected relative to its neutral allocations.
Q. WOULD YOU DESCRIBE THIS REPOSITIONING?
D.H. We positioned most of our fixed-income assets in investment-grade, dollar-denominated securities. We also shortened the bond portfolio's duration - or sensitivity to interest rates - to bring it more in line with the bond market average (as represented by the Lehman Brothers Aggregate Bond Index). On the equity side, we reduced the fund's exposure to foreign stocks. In general, we also emphasized large-capitalization stocks whose dividend yields were slightly higher than that of the market.
Q. WHAT WAS THE FUND'S ASSET MIX AT THE END OF THE PERIOD COMPARED TO SIX MONTHS AGO?
D.H. The fund had about 46% in stocks, 38% in bonds and 16% in short-term instruments. Six months ago, the fund was about 48% stocks, 29% bonds and 23% short-term instruments, compared to a neutral mix of 40% stocks, 40% bonds and 20% short-term instruments. Comparing the fund's asset allocation at the end of the period to six months ago, the most significant change was that we increased the fund's weighting in bonds.
Q. CAN YOU GIVE US SOME DETAILS ON YOUR ASSET ALLOCATION STRATEGY?
D.H. We significantly raised the fund's equity position for much of the period, then reduced it a bit in September to take advantage of the bond market. Both in the past spring and this past July, raising the equity position benefited the fund when investors bid up stock prices after finding that some negative corporate earnings reports were not indicative of the state of the overall market. On the bond side, we sold positions in emerging market debt when these markets were very strong. Additionally, at certain times during the period, the bond market was spooked by stronger than expected economic data that was considered to be a signal of inflation. Bond investors fear inflation because it erodes the value of fixed-income investments. We bought more investment-grade bonds when their prices fell and their yields rose in response to the economic data. Therefore, we were able to lock in higher yields on our new fixed-income investments. Yields subsequently fell, increasing the value of the fixed-income securities we had purchased earlier.
Q. SO HOW DID THIS FIT IN WITH THE MOST SIGNIFICANT ASSET SHIFT YOU MADE - INCREASING THE WEIGHTING IN BONDS?
D.H. The market has spent much of 1996 worried about inflation. However, in the past few months of the period, economic evidence such as declining durable goods orders and a weak September employment report suggested that the economy was, in fact, slowing. With this evidence, it made sense to highlight bonds.
Q. TURNING TO YOU, GEORGE, WHAT STOCKPICKING STRATEGIES HAVE YOU PURSUED? G.V. I've sought to minimize the risk in the stock portfolio because I considered stock market valuations to be high on a historical basis. As a result, I've pursued two strategies - growth at a reasonable price and vulture investing. I have always felt the most prudent way to buy growth stocks is to get as much total return, meaning stock appreciation plus dividend yield, for as small a price as possible. The price you pay for a growth stock is reflected in its price-to-earnings ratio, or how many times earnings the market thinks that stock is worth. To give an example, both Philip Morris and Coca-Cola are growth stocks, with each having grown its earnings per share at an 18% growth rate over the past 10 years. Assuming they can sustain similar growth rates in the future, Philip Morris would have a higher total return because its dividend yield is 5%, whereas Coke's is 1%. But look at what the market is paying for each stock's total return. At the end of the period, Coke was at around $51 and the consensus estimate for its earnings per share was $1.40 for 1996, thereby producing a price-to-earnings ratio of 36 times. Philip Morris was at about $90, with a consensus earnings-per-share estimate of $7.70 for 1996, thereby producing a price-to-earnings ratio of 12 times. Litigation concerns have been dragging down Philip Morris' ratio, but litigation worries have been around for 15 years and this was the biggest gap between Philip Morris' and Coke's price-to-earnings ratios. This was why I invested in Philip Morris and not Coca-Cola.
Q. WHAT DO YOU MEAN BY VULTURE INVESTING?
G.V. Occasionally bad things happen to good stocks. Quality growth stocks may stumble temporarily due to new product introductions, too much inventory or manufacturing problems that cause a disappointment in quarterly earnings. If these are truly temporary occurrences, they can be wonderful opportunities to buy a stock or sector when prices are down. For example, in January 1996, Intel stock had dropped to $50 from $75 months before as concerns developed over its receivables with Packard Bell. Nine months later the stock had increased substantially. Buying a sector with good long-term fundamentals after it has suffered a big decline can mitigate risk and enhance the ultimate upside gain. It does require patience.
Q. MICHAEL, DICK TALKED ABOUT ADDING INVESTMENT-GRADE SECURITIES. WHERE HAVE YOU FOUND OPPORTUNITIES?
M.G. I've increased the fund's investments in bonds that offered a yield advantage over Treasuries - agency issues, mortgage-backed securities and corporate bonds.
Q. WHAT MADE THE CORPORATE BONDS MORE ATTRACTIVE?
M.G. As Dick said, they were inexpensive earlier in the period. In addition, for most of the period, the fundamental outlook for corporations was favorable. That is, business prospects appeared to improve. The best indicator of a favorable corporate environment has been a strong stock market. This strength showed that corporations were doing well and that investors were comfortable with prospects as they drove up stock prices. Part of that optimism was a function of the economic environment, which has been fairly positive. Despite the bond market's inflation fears this past spring, the economy looked like it was growing while inflation remained under control. Moderate growth with low inflation is a good recipe for corporations. In addition, there was a limited supply of new corporate issues, along with fairly strong demand. Many investors were looking for added yield and there wasn't much to buy in the way of corporate bonds. This backdrop helped corporate bonds post strong price gains on a relative basis.
Q. WERE THERE OTHER TYPES OF BONDS THAT WERE ATTRACTIVE TO YOU?
M.G. I was attracted to Yankee bonds. These are dollar-denominated bonds issued in the U.S. by foreign banks, governments and corporations. They tend to trade more cheaply than other bonds with similar credit ratings, and often don't drop in price as quickly as corporate bonds when bad news affects the issuer.
Q. WHAT KINDS OF MORTGAGE-BACKED SECURITIES DID YOU FAVOR?
M.G. When rates rose earlier in the period, I bought mortgage-backed securities that were selling at a discount. In general, I sought securities that I found to be less susceptible to changes in interest rates than other choices in the mortgage-backed sector. Mortgage-backed securities tend not to perform well if rates go up or down sharply, so I looked for those whose structure by nature would make them less sensitive to interest rate changes. Those securities tended to be in 15-year and 30-year mortgages that were selling at a discount.
Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?
D.H. I think there is compelling evidence that the economy is slowing. For stocks, companies have already reported an inability to pass on the higher costs of this country's tight labor market. Therefore, one has to assume that it's going to be more difficult for corporate America to post significant earnings gains. This type of environment will demand an even more intensive, research-oriented approach that results in very selective stock picking. In this regard, our new management structure, which leverages George's 25 years of stock picking experience, could play an important role. As for fixed-income, a slower economy makes a compelling case for bonds, and Michael will continue to look for value in the government, mortgage and corporate sectors of the market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: maximum total return
over the long term through
investments in stocks, bonds
and short-term instruments
of all types
START DATE: December 30,
1991
SIZE: as of September 30,
1996, more than $3.0 billion
MANAGER: Richard
Habermann, since March
1996; manager, Fidelity Asset
Manager: Income and Fidelity
Asset Manager, since March
1996; previously managed
Fidelity Magellan Fund,
Fidelity Trend Fund; joined
Fidelity in 1968
(checkmark)
DICK HABERMANN ON THE FUND'S
MANAGEMENT STRUCTURE:
"I think our new management
structure has been
progressing nicely. In my
opinion, one of the true
strengths of Fidelity has been
strong security selection. This
is only enhanced by the years
of invaluable experience
George Vanderheiden and
Michael Gray bring to the
fund. In addition, overlaying
the security selection process
is a disciplined approach to
asset allocation. George and
Michael are free to overweight
and underweight individual
stocks and bonds, while I can
manage the overall portfolio in
relation to the fund's neutral
mix. The neutral mix makes a
lot of sense because if I'm not
keen on a particular asset
class, I can underweight that
class without being
completely out of the market."
INVESTMENT CHANGES


TOP FIVE STOCKS AS OF SEPTEMBER 30, 1996
                                        % OF FUND'S    % OF FUND'S
                                        INVESTMENTS    INVESTMENTS
                                                       IN THESE STOCKS
                                                       6 MONTHS AGO

Federal National Mortgage Association   3.9            2.3

Philip Morris Companies, Inc.           3.4            3.2

Compaq Computer Corp.                   2.3            0.8

General Motors Corp.                    2.0            1.1

International Business Machines Corp.   1.4            0.7

TOP FIVE BOND ISSUERS AS OF SEPTEMBER 30, 1996
(WITH MATURITIES OF MORE THAN ONE YEAR)    % OF FUND'S    % OF FUND'S
                                           INVESTMENTS    INVESTMENTS
                                                          IN THESE SECURITIES
                                                          6 MONTHS AGO

U.S. Treasury Obligations                  21.8           23.2

Federal National Mortgage Association      5.2            0.0

Government National Mortgage Association   2.7            0.0

Federal Home Loan Mortgage Corporation     1.6            0.0

Ford Motor Credit                          0.9            0.0

TOP FIVE COUNTRIES AS OF SEPTEMBER 30, 1996
                 % OF FUND'S    % OF FUND'S
                 INVESTMENTS    INVESTMENTS
                                IN THESE COUNTRIES
                                6 MONTHS AGO

United States    90.3           81.4

United Kingdom   2.0            1.5

Canada           2.0            1.7

Netherland       1.4            0.7

Japan            0.9            2.7

TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURTIY,
INDICATING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF APPLICABLE
ASSET ALLOCATION
AS OF SEPTEMBER 30, 1996 * AS OF MARCH 31, 1996 **
Row: 1, Col: 1, Value: 16.0
Row: 1, Col: 2, Value: 38.0
Row: 1, Col: 3, Value: 46.0
Row: 1, Col: 1, Value: 23.0
Row: 1, Col: 2, Value: 29.0
Row: 1, Col: 3, Value: 48.0
Stock class 46%
Bond class 38%
Short-term class
and other 16%
FOREIGN
INVESTMENTS 10%
Stock class 48%
Bond class 29%
Short-term class
and other 23%
FOREIGN
INVESTMENTS 19%
*
**

ASSET ALLOCATIONS IN THE PIE CHARTS REFLECT THE CATEGORIZATION OF ASSETS AS DEFINED IN THE FUND'S PROSPECTUS. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART. ADDITIONAL INTERVIEW ON POLICY CHANGES


NOTE TO SHAREHOLDERS: Beginning on December 1, 1996, Asset Manager's neutral mix of investments will be changing, and there will be a change in how bonds and short-term instruments are classified. In the following additional interview segment, Portfolio Manager Dick Habermann discusses these changes.
Q. WE UNDERSTAND THAT THE FUND'S NEUTRAL ALLOCATION PERCENTAGES ARE CHANGING. CAN YOU EXPLAIN?
A. Yes. Currently, Asset Manager's neutral mix - which represents how the fund's investments will be allocated, on average, over the long term - is 40% stocks, 40% bonds and 20% short-term instruments. Under a new policy approved by the fund's Board of Trustees, the neutral mix will be 50% stocks, 40% bonds and 10% short-term/money market instruments. As always, this allocation will vary over short-term periods as fund management makes gradual adjustments to the portfolio's holdings - within defined ranges - based on the current outlook for the different markets. The neutral mix is designed to establish a general direction for the fund and communicate the expected posture of the fund going forward.
Q. WHAT DO THESE CHANGES MEAN?
A. The most significant impact of the changes is a 10% increase in the fund's equity allocation and a reduction in the fixed-income classes. The other changes to the bond and short-term positions are mainly a redefinition of the dividing line of short-term securities and longer-term bonds.
Q. SO YOU ARE ALSO CHANGING THE DEFINITION OF "SHORT-TERM" FOR THE PURPOSES OF HOW THE FUND LOOKS AT ITS ALLOCATIONS . . .
A. The short-term asset class in the fund currently includes all bonds and short-term instruments with maturities of three years or less. Under our new definition, we will move most securities with one to three years remaining maturity into the bond class, leaving shorter-term instruments in a newly named "short-term/money market" class. This class, in general, will include securities with remaining maturities of 12 months or less and securities with comparable interest rate sensitivity. In addition to redefining the bond and short-term class, we also are assigning a manager to the short-term/money market part of the fund: John Todd, a veteran manager in our money market fund group who has been with Fidelity since 1981.
Q. WHY ARE YOU MAKING THESE CHANGES?
A. With the changes in the management structure, we thought it was a good time to reassess the neutral mix based on what we learned since we launched the first Asset Manager fund in 1988.
One thing we found is that stocks have continued to provide superior returns relative to both intermediate and long term bonds. At the same time, the volatility of stocks and bonds by some measures has been converging. Based on this comparison and other factors we evaluated, we believe the fund can modestly increase its allocation to equities and thus its potential return without unduly affecting its volatility.
Shareholders should remember that these allocations simply represent a neutral mix. Because the fund is actively managed, allocations will change based on the market environment. The allocation ranges for each asset class have been modified to accommodate the change in the neutral mix.
Q. AND WHY ARE YOU REDEFINING THE SHORT-TERM CLASS AND ADDING A
SUB-MANAGER?
A. We believe that actively managing the short-term part of the portfolio more like a money market fund will help to make this category more stable. Additionally, this redefinition is in line with the way Fidelity looks at fixed-income asset classes across our funds.
Q. WILL THESE CHANGES HAVE ANY IMPACT ON THE LEVEL OF FOREIGN SECURITIES HELD IN THE FUND?
A. Because part of the fund's goal is to produce high total return over the long-term through diversification, foreign investments will continue to play a role in the fund. However, we are more likely to seek investment opportunities first in domestic markets. For example, foreign holdings were down to 10% at the end of the period, compared with 19% six months before that. That said, we have removed the limit on foreign investment in order to standardize policy with other funds.
Q. HOW WILL YOU BE BRINGING THE FUND IN LINE WITH THE NEW POLICIES?
A. We will be making gradual changes so that at the start of 1997, the fund's neutral allocation mix and holdings should be where we want them. Shareholders should keep in mind that we're continually fine-tuning the fund within its prospectus parameters to achieve the best risk-reward ratio, so making changes over the next month won't be unusual.
INVESTMENTS SEPTEMBER 30, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 45.0%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 0.3%
AEROSPACE & DEFENSE - 0.0%
Boeing Co.   62,700 $ 5,926
DEFENSE ELECTRONICS - 0.3%
Raytheon Co.   519,000  28,869
TOTAL AEROSPACE & DEFENSE   34,795
BASIC INDUSTRIES - 3.0%
CHEMICALS & PLASTICS - 1.7%
Air Products & Chemicals, Inc.   139,800  8,143
du Pont (E.I.) de Nemours & Co.   1,390,900  122,747
Raychem Corp.   353,300  26,498
Rohm & Haas Co.   22,300  1,461
Union Carbide Corp.   555,900  25,363
  184,212
METALS & MINING - 0.3%
Broken Hill Proprietary Co. Ltd. (The)  165,241  2,119
Eramet SA  52,191  3,114
Reynolds Metals Co.   413,600  21,145
  26,378
PACKAGING & CONTAINERS - 0.3%
Owens-Illinois, Inc. (a)  1,222,400  21,392
Tupperware Corp.   127,900  6,267
  27,659
PAPER & FOREST PRODUCTS - 0.7%
Boise Cascade Corp.   347,300  11,808
Champion International Corp.   559,900  25,685
Georgia-Pacific Corp.   47,100  3,727
International Paper Co.   598,200  25,424
Temple-Inland, Inc.   141,600  7,469
Willamette Industries, Inc.   65,300  4,277
  78,390
TOTAL BASIC INDUSTRIES   316,639
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONSTRUCTION & REAL ESTATE - 0.4%
BUILDING MATERIALS - 0.1%
Tecumseh Products Co. Class A  106,600 $ 5,783
CONSTRUCTION - 0.2%
Centex Corp.   303,590  9,905
DR Horton, Inc. (a)  235,510  2,296
Kaufman & Broad Home Corp.   424,600  5,520
McDermott (J. Ray) SA  130,000  3,786
Ryland Group, Inc.   6,300  94
U.S. Home Corp. (a)  3,800  78
  21,679
ENGINEERING - 0.1%
Fluor Corp.   252,300  15,516
Hanil Development Co. (a)  47  1
  15,517
TOTAL CONSTRUCTION & REAL ESTATE   42,979
DURABLES - 3.7%
AUTOS, TIRES, & ACCESSORIES - 3.3%
Chrysler Corp.   121,508  3,478
Cross-Continent Auto Retailers, Inc.   14,100  324
Cummins Engine Co., Inc.   283,300  11,155
Dana Corp.   395,100  11,952
Discount Auto Parts, Inc. (a)  115,900  2,955
Federal-Mogul Corp.   346,000  7,309
General Motors Corp.   4,483,692  215,217
Goodyear Tire & Rubber Co.   132,500  6,112
Honda Motor Co. Ltd.   757,000  19,033
Magna International, Inc. Class A  731,300  35,224
Scania AB:
 Class A  175,900  4,760
 Class B  160,800  4,364
Superior Industries International, Inc.   352,700  8,509
Volvo AB Class B  927,400  19,924
  350,316
CONSUMER DURABLES - 0.0%
Swedish Match Co.   747,000  2,252
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - CONTINUED
CONSUMER ELECTRONICS - 0.3%
Newell Co.   259,300 $ 7,779
Sony Corp.   208,700  13,174
Whirlpool Corp.   261,600  13,244
  34,197
HOME FURNISHINGS - 0.0%
Haverty Furniture Companies, Inc.   50,600  544
TEXTILES & APPAREL - 0.1%
Burlington Industries, Inc. (a)  1,135,700  11,215
Hat Brands, Inc. (warrants) (a)(f)  90,346  452
  11,667
TOTAL DURABLES   398,976
ENERGY - 4.5%
ENERGY SERVICES - 0.0%
McDermott International, Inc.   218,500  4,752
OIL & GAS - 4.5%
Amerada Hess Corp.   269,100  14,229
Anadarko Petroleum Corp.   38,200  2,134
Apache Corp.   38,700  1,151
Atlantic Richfield Co.   507,600  64,719
British Petroleum PLC:
 ADR  549,141  68,643
 Ord.   1,498  16
Burlington Resources, Inc.   596,600  26,474
Canada Occidental Petroleum Ltd.   696,500  11,225
Elf Aquitaine SA sponsored ADR  139,057  5,475
Kerr-McGee Corp.   140,300  8,541
Louisiana Land & Exploration Co.   328,100  17,266
Noble Affiliates, Inc.   71,800  3,034
Occidental Petroleum Corp.   435,700  10,184
Renaissance Energy Ltd. (a)  452,500  13,273
Renaissance Energy Ltd. (a)(g)  250,000  7,333
Royal Dutch Petroleum Co.:
 ADR  828,100  129,287
 Ord.   97,400  15,232
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Santa Fe Energy Resources, Inc. (a)  408,600 $ 5,823
Seagull Energy Corp. (a)  59,200  1,162
Sun Co., Inc.   383,100  8,811
Tosco Corp.   354,400  19,448
Total SA:
 Class B  218,003  17,164
 sponsored ADR  461,572  18,059
Ultramar Corp.   62,700  1,897
Union Pacific Resources Group, Inc.   108,200  3,030
  473,610
TOTAL ENERGY   478,362
FINANCE - 9.7%
BANKS - 1.6%
Canadian Imperial Bank of Commerce  60,700  2,202
Fleet Financial Group, Inc.   2,144,234  95,418
HSBC Holdings PLC  1,778,826  33,392
Hong Leong Bank BHD  4,215,000  12,108
Krung Thai Bank Ltd. (For. Reg.)  1,346,920  5,828
NationsBank Corp.   109,100  9,478
Siam City Bank PCL (For. Reg.)  1,080,100  1,816
State Street Boston Corp.   136,200  7,814
Thai Military Bank Ltd. (For. Reg.)  222,340  791
  168,847
CLOSED END INVESTMENT COMPANY - 0.1%
Czech Value Fund (a)(g)  77,200  705
Emerging Germany Fund, Inc. (a)  67,500  540
First NIS Regional Fund (a)  480,000  5,784
France Growth Fund, Inc.   90,600  940
Italy Fund, Inc. (The)  147,000  1,305
Jardine Fleming China Region Fund, Inc.   112,600  1,140
  10,414
CREDIT & OTHER FINANCE - 0.2%
Associates First Capital Corp.   19,500  800
Hong Leong Credit BHD  2,430,000  11,343
Industrial Finance Corp. (For. Reg.)  917,733  3,754
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
National Finance & Securities PCL (For. Reg.)  39,400 $ 135
Transamerica Corp.   46,600  3,256
  19,288
FEDERAL SPONSORED CREDIT - 5.3%
Federal Home Loan Mortgage Corporation  1,408,000  137,808
Federal National Mortgage Association  11,981,400  417,851
Student Loan Marketing Association  123,600  9,224
  564,883
INSURANCE - 2.2%
AFLAC, Inc.   232,200  8,243
Allmerica Financial Corp.   222,000  7,215
Allstate Corp.   1,611,513  79,367
American International Group, Inc.   586,750  59,115
CIGNA Corp.   27,900  3,345
Equitable of Iowa Companies   38,900  1,614
General Re Corp.   265,100  37,578
Loews Corp.   47,800  3,699
MGIC Investment Corp.   124,200  8,368
Providian Corp.   419,700  18,047
Torchmark Corp.   290,000  13,304
Travelers/Aetna Property Casualty Corp. Class A  43,500  1,196
  241,091
SAVINGS & LOANS - 0.2%
Golden West Financial Corp.   341,700  19,947
SECURITIES INDUSTRY - 0.1%
United Asset Management Corp.   614,100  14,508
TOTAL FINANCE   1,038,978
HEALTH - 2.0%
DRUGS & PHARMACEUTICALS - 0.5%
Pharmacia & Upjohn, Inc.   395,200  16,300
Roche Holdings Ltd. participation certificates  300  2,209
Sandoz AG (Reg.)  9,000  10,805
Schering-Plough Corp.   280,400  17,245
SmithKline Beecham PLC ADR  76,000  4,627
  51,186
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - 0.1%
Baxter International, Inc.   96,300 $ 4,502
Biomet, Inc.   528,900  8,661
  13,163
MEDICAL FACILITIES MANAGEMENT - 1.4%
Columbia/HCA Healthcare Corp.   2,491,915  141,728
Humana, Inc. (a)  296,500  6,004
  147,732
TOTAL HEALTH   212,081
HOLDING COMPANIES - 0.1%
U.S. Industries, Inc. (a)  302,200  7,933
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
ELECTRICAL EQUIPMENT - 0.6%
Emerson Electric Co.   57,900  5,218
General Electric Co.   185,300  16,862
Hutchison Whampoa Ltd. Ord.   3,199,000  21,512
Omron Corp.   388,000  7,282
Samsung Electro-Mechanics Co. Ltd. (bonus issue 2/96)  5,915  148
Scientific-Atlanta, Inc.   222,600  3,534
Sensormatic Electronics Corp.   274,800  4,912
Westinghouse Electric Corp.   421,900  7,858
  67,326
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
Caterpillar, Inc.   549,500  41,419
Deere & Co.   117,400  4,931
Dover Corp.   38,200  1,824
Kennametal, Inc.   7,228  248
PRI Automation, Inc. (a)  14,300  468
  48,890
POLLUTION CONTROL - 0.2%
Browning-Ferris Industries, Inc.   795,900  19,897
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   136,113
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - 1.0%
BROADCASTING - 0.0%
Chancellor Trust Class I unit (a)(f)  148 $ 2,990
Home Shopping Network, Inc. (a)  172,200  1,787
  4,777
ENTERTAINMENT - 0.1%
Cedar Fair LP (depositary units)  23,000  848
Live Entertainment, Inc. (a)(f):
 $2.00 (warrants)   256,000  13
 $2.72 (warrants)   244,706  12
Royal Caribbean Cruises Ltd.   172,300  4,587
  5,460
LEISURE DURABLES & TOYS - 0.5%
Brunswick Corp.   210,000  5,040
Fleetwood Enterprises, Inc.   594,987  18,296
Nintendo Co. Ltd. Ord.   368,800  23,165
Outboard Marine Corp.   238,100  3,661
  50,162
LODGING & GAMING - 0.3%
Bally Gaming International, Inc. (warrants) (a)  149,100  373
Circus Circus Enterprises, Inc. (a)  857,700  30,341
Fitzgeralds South, Inc. (warrants) (a)(g)  1,640  -
Mirage Resorts, Inc. (a)  59,100  1,514
  32,228
PUBLISHING - 0.0%
Times Mirror Co. Class A  26,100  1,161
RESTAURANTS - 0.1%
Brinker International, Inc. (a)  271,900  4,622
Darden Restaurants, Inc.   286,900  2,475
McDonald's Corp.   115,000  5,448
  12,545
TOTAL MEDIA & LEISURE   106,333
NONDURABLES - 4.0%
FOODS - 0.0%
General Mills, Inc.   86,700  5,234
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
HOUSEHOLD PRODUCTS - 0.0%
Premark International, Inc.   136,900 $ 2,584
TOBACCO - 4.0%
Philip Morris Companies, Inc.   4,093,700  367,410
RJR Nabisco Holdings Corp.   1,774,695  46,142
UST, Inc.   367,800  10,896
  424,448
TOTAL NONDURABLES   432,266
PRECIOUS METALS - 0.4%
Agnico Eagle Mines Ltd.   293,500  4,492
Barrick Gold Corp.   179,500  4,488
Bre-X Minerals Ltd. (a)  285,000  5,483
Franco Nevada Mining Corp.   166,400  6,237
Getchell Gold Corp. (a)  88,734  4,204
Golden Star Resources Ltd. (a)  216,800  3,391
Pan American Silver Corp. (a)  250,000  1,817
Placer Dome, Inc.   445,500  10,533
Santa Fe Pacific Gold Corp.   412,850  5,161
  45,806
RETAIL & WHOLESALE - 3.2%
APPAREL STORES - 0.1%
Lamonts Apparel, Inc. (warrants) (a)  394,561  -
Melville Corp.   91,600  4,042
TJX Companies, Inc.   208,100  7,466
  11,508
GENERAL MERCHANDISE STORES - 1.4%
Dillard Department Stores, Inc. Class A  152,900  4,931
Federated Department Stores, Inc. (a)  1,526,300  51,131
Price/Costco, Inc. (a)  52,400  1,074
Wal-Mart Stores, Inc.   3,304,700  87,161
Woolworth Corp. (a)  200,600  4,137
  148,434
RETAIL & WHOLESALE, MISCELLANEOUS - 1.7%
Amway Japan Ltd.   103,100  4,480
Best Buy Co., Inc. (a)  184,700  4,202
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED
Circuit City Stores, Inc.   921,400 $ 33,286
Good Guys, Inc. (a)  9,700  78
Home Depot, Inc. (The)  1,072,600  61,004
Lowe's Companies, Inc.   428,100  17,499
Officemax, Inc. (a)  549,375  7,691
Office Depot, Inc. (a)  331,250  7,826
Rex Stores Corp. (a)  84,000  924
Tandy Corp.   345,100  13,933
Toys "R" Us, Inc. (a)  981,900  28,598
Uny Co. Ltd.   1,000  18
  179,539
TOTAL RETAIL & WHOLESALE   339,481
SERVICES - 0.0%
ADVERTISING - 0.0%
Interpublic Group of Companies, Inc.   43,000  2,032
SERVICES - 0.0%
Time Engineering BHD  620,000  1,232
Zebra Technologies Corp. Class A (a)  21,400  548
  1,780
TOTAL SERVICES   3,812
TECHNOLOGY - 7.0%
COMMUNICATIONS EQUIPMENT - 0.1%
Cisco Systems, Inc. (a)  150,900  9,365
COMPUTER SERVICES & SOFTWARE - 0.7%
America Online, Inc. (a)  271,300  9,665
Automatic Data Processing, Inc.   372,900  16,268
Electronic Data Systems Corp.   223,200  13,699
Metromail Corp. (a)  46,800  1,012
Microsoft Corp. (a)  62,900  8,295
Oracle Systems Corp. (a)  308,350  13,124
Policy Management Systems Corp. (a)  403,900  13,733
  75,796
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - 4.3%
Adaptec, Inc. (a)  68,800 $ 4,129
Compaq Computer Corp. (a)  3,775,100  242,078
Digital Equipment Corp. (a)  57,700  2,063
Hewlett-Packard Co.   515,000  25,106
International Business Machines Corp.   1,167,300  145,329
Micron Electronics, Inc. (a)  63,000  1,299
SCI Systems, Inc. (a)  413,300  23,248
Seagate Technology (a)  285,500  15,952
Tech Data Corp. (a)  243,900  6,799
  466,003
ELECTRONIC INSTRUMENTS - 0.3%
Applied Materials, Inc. (a)  365,800  10,105
Berg Electronics Corp. (a)(g)  54,968  1,484
Credence Systems Corp. (a)  76,400  1,203
Lam Research Corp. (a)  151,600  4,036
Novellus System, Inc. (a)  172,800  7,366
Teradyne, Inc. (a)  504,000  8,379
  32,573
ELECTRONICS - 1.3%
AMP, Inc.   180,700  7,002
Intel Corp.   318,800  30,425
Methode Electronics, Inc. Class A  93,900  1,749
Microchip Technology, Inc. (a)  62,600  2,340
Micron Technology, Inc.   381,400  11,633
Molex, Inc.   149,263  5,038
National Semiconductor Corp. (a)  145,200  2,922
S-3, Inc. (a)  52,400  1,035
Samsung Electronics Co. Ltd. (bonus issue 3/96) (a)  361  27
Solectron Corp. (a)  969,600  47,510
Storage Technology Corp. (a)  152,200  5,765
Texas Instruments, Inc.   274,000  15,104
Xilinx, Inc. (a)  133,200  4,529
  135,079
PHOTOGRAPHIC EQUIPMENT - 0.3%
Fuji Photo Film Co. Ltd.   943,000  28,705
TOTAL TECHNOLOGY   747,521
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TRANSPORTATION - 0.7%
AIR TRANSPORTATION - 0.0%
Southwest Airlines Co.   85,600 $ 1,958
RAILROADS - 0.6%
Bombardier, Inc. Class B  297,500  4,238
Burlington Northern Santa Fe Corp.   219,300  18,503
CSX Corp.   763,200  38,542
  61,283
SHIPPING - 0.1%
Overseas Shipholding Group, Inc.   43,000  710
Stolt-Nielsen SA   88,200  1,378
Stolt-Nielsen SA Class B sponsored ADR  253,900  3,967
Storli AS Class B (non-vtg.)  25,000  404
  6,459
TRUCKING & FREIGHT - 0.0%
Consolidated Freightways, Inc.   29,000  710
TOTAL TRANSPORTATION   70,410
UTILITIES - 3.7%
CELLULAR - 1.4%
AirTouch Communications, Inc. (a)  865,700  23,915
Korea Mobile Telecommunications Corp.   4,200  4,910
360 Degrees Communications Co.   33,600  790
Vodafone Group PLC sponsored ADR  3,048,200  104,020
Vodafone Group PLC  4,910,464  17,022
  150,657
ELECTRIC UTILITY - 0.2%
American Electric Power Co., Inc.   1,000  41
Duke Power Co.   16,900  788
El Paso Electric Co. (a)  80,348  437
FPL Group, Inc.   16,900  731
Korea Electric Power Corp. sponsored ADR  523,000  9,872
Korea Electric Power Corp.   446,400  14,754
Wisconsin Energy Corp.   16,900  456
  27,079
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - 2.1%
Ameritech Corp.   467,200 $ 24,587
Bell Atlantic Corp.   356,300  21,333
BellSouth Corp.   761,700  28,183
MCI Communications Corp.   227,100  5,819
NYNEX Corp.   679,100  29,541
SBC Communications, Inc.   882,540  42,472
Telebras sponsored ADR  50,000  3,925
Telebras PN (Pfd. Reg.)  626,409,400  49,256
Telesp PN (Pfd. Reg.)  78,884,600  15,140
  220,256
TOTAL UTILITIES   397,992
TOTAL COMMON STOCKS
(Cost $3,813,175)   4,810,477
PREFERRED STOCKS - 0.8%
CONVERTIBLE PREFERRED STOCKS - 0.4%
BASIC INDUSTRIES - 0.0%
METALS & MINING - 0.0%
Reynolds Metals Co. $3.31  40,200  1,854
PAPER & FOREST PRODUCTS - 0.0%
James River Corp., Series P, $1.55 depositary shares
representing 1/100 share (dividend enhanced
conversion stock)  50,000  1,288
TOTAL BASIC INDUSTRIES   3,142
CONSTRUCTION & REAL ESTATE - 0.0%
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Oasis Residential, Inc. $2.25  50,000  1,200
ENERGY - 0.0%
OIL & GAS - 0.0%
Atlantic Richfield Co. exchangeable $2.23  93,400  2,195
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
CONVERTIBLE PREFERRED STOCKS - CONTINUED
HEALTH - 0.3%
MEDICAL EQUIPMENT & SUPPLIES - 0.3%
U.S. Surgical Corp. $2.20 (g)  582,800 $ 24,113
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
ELECTRICAL EQUIPMENT - 0.0%
Westinghouse Electric Corp. $1.30 (g)  112,500  1,913
NONDURABLES - 0.0%
TOBACCO - 0.0%
RJR Nabisco Holdings Corp. depositary shares representing
1/10 pfd., Series C  237,300  1,275
RETAIL & WHOLESALE - 0.0%
GROCERY STORES - 0.0%
Supermarkets General Holdings Corp. exchangeable
pay-in-kind $3.52 (a)  70,123  1,894
TECHNOLOGY - 0.1%
COMPUTER SERVICES & SOFTWARE - 0.1%
Ceridian Corp. $2.75  45,000  4,950
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Wang Labs, Inc. $3.25 (g)  46,100  2,224
TOTAL TECHNOLOGY   7,174
TOTAL CONVERTIBLE PREFERRED STOCKS   42,906
NONCONVERTIBLE PREFERRED STOCKS - 0.4%
ENERGY - 0.0%
OIL & GAS - 0.0%
Gulf Canada Resources Ltd., Series 1, adj. rate  1,027,500  3,357
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
MEDIA & LEISURE - 0.3%
BROADCASTING - 0.3%
Cablevision System Corp.:
 depositary shares representing
 1/100 pfd., Series M (pay-in-kind) (a)  105,269 $ 10,237
 Series H, $11.75 exchangeable
 pay-in-kind  10,631  1,079
Time Warner, Inc., Series K exchangeable  17,433  18,305
  29,621
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Revlon Group, Inc., Series B, exchangeable 14 7/8%  18,400  1,794
TECHNOLOGY - 0.1%
COMPUTER SERVICES & SOFTWARE - 0.1%
ICG Holdings, Inc. exchangeable pay-in-kind (a)  4,300  4,730
TOTAL NONCONVERTIBLE PREFERRED STOCKS   39,502
TOTAL PREFERRED STOCKS
(Cost $70,105)   82,408
CORPORATE BONDS - 10.0%
 MOODY'S RATINGS (C) PRINCIPAL
 (UNAUDITED) AMOUNT (000S)
CONVERTIBLE BONDS - 0.1%
CONSTRUCTION & REAL ESTATE - 0.0%
REAL ESTATE INVESTMENT TRUSTS - 0.0%
LTC Properties, Inc. 8 1/2%, 1/1/01  B2 $ 257  266
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Cooper Industries, Inc. 7.05%, 1/1/15  A3  3,123  3,412
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
CONVERTIBLE BONDS - CONTINUED
TECHNOLOGY - 0.0%
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Unisys Corp. 8 1/4%, 8/1/00  B3 $ 2,000 $ 1,865
ELECTRONICS - 0.0%
United Microelectronics Corp. euro
1 1/4%, 6/8/04  -  150  181
TOTAL TECHNOLOGY   2,046
TOTAL CONVERTIBLE BONDS   5,724
NONCONVERTIBLE BONDS - 9.9%
AEROSPACE & DEFENSE - 0.3%
BE Aerospace, Inc. 9 7/8%, 2/1/06  B2  3,260  3,308
Lockheed Martin Corp.:
 7 1/4%, 5/15/06  A3  12,000  12,003
 7.70%, 6/15/08  A3  9,000  9,218
 7 3/4%, 5/1/26  A3  10,000  10,058
Rohr, Inc. 11 5/8%, 5/15/03  Ba3  1,210  1,340
  35,927
BASIC INDUSTRIES - 0.2%
CHEMICALS & PLASTICS - 0.1%
Acetex Corp. yankee 9 3/4%, 10/1/03  B1  6,400  6,240
Ivex Holdings Corp. 0%, 3/15/05 (d)  Caa  2,100  1,418
Sterling Chemicals Holdings, Inc.
11 3/4%, 8/15/06  B3  4,270  4,472
  12,130
PACKAGING & CONTAINERS - 0.1%
Owens Ill, Inc. 9.95%, 10/15/04  B2  4,755  4,957
PAPER & FOREST PRODUCTS - 0.0%
Printpack, Inc., Series A,
10 5/8%, 8/15/06 (g)  B3  530  546
TOTAL BASIC INDUSTRIES   17,633
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
CONSTRUCTION & REAL ESTATE - 0.3%
BUILDING MATERIALS - 0.2%
Building Materials Corp. of America
0%, 7/1/04 (d)  B1 $ 7,370 $ 5,915
Usinor Sacilor yankee 7 1/4%, 8/1/06  Baa2  17,500  17,132
  23,047
CONSTRUCTION - 0.1%
Greystone Homes, Inc. 10 3/4%, 3/1/04  B1  2,580  2,554
WCI Communities LP 17%, 7/24/98 (f)  -  10,000  10,000
  12,554
TOTAL CONSTRUCTION & REAL ESTATE   35,601
DURABLES - 0.3%
AUTOS, TIRES, & ACCESSORIES - 0.1%
APS, Inc. 11 7/8%, 1/15/06  B2  570  622
Aetna Industries, Inc. 11 7/8%, 10/1/06 (g)  B3  4,120  4,213
Aftermarket Technology Corp. Series B,
12%, 8/1/04  B3  2,460  2,681
Delco Remy International, Inc.
10 5/8%, 8/1/06 (g)  B2  5,050  5,202
Lear Seating Corp. 8 1/4%, 2/1/02  B1  3,110  3,063
  15,781
HOME FURNISHINGS - 0.1%
Interlake Corp. 12 1/8%, 3/1/02  B3  2,540  2,635
Knoll, Inc. 10 7/8%, 3/15/06  B3  2,180  2,300
  4,935
TEXTILES & APPAREL - 0.1%
Hat Brands, Inc., Series B, 12 5/8%,
9/15/02 (b)  -  5,870  4,403
Reeves Industries, Inc. 11%, 7/15/02  B2  5,490  5,188
  9,591
TOTAL DURABLES   30,307
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
ENERGY - 0.5%
ENERGY SERVICES - 0.0%
Petroliam Nasional BHD
7 3/4%, 8/15/15 (g)  A1 $ 4,000 $ 3,996
OIL & GAS - 0.5%
Clark USA, Inc. 10 7/8%, 12/1/05  B2  1,030  1,052
Diamond Shamrock, Inc. 7.65%, 7/1/26  Baa3  7,000  7,121
Mesa Operating Co. 10 5/8%, 7/1/06  B2  2,630  2,762
Norcen Energy Resources Ltd. yankee
7 3/8%, 5/15/06  Baa3  7,500  7,455
Occidental Petroleum Corp.:
 6.39%, 11/9/00  Baa3  3,000  2,943
 8 1/2%, 11/9/01  Baa3  4,370  4,643
Petro-Canada, Inc. yankee
7 7/8%, 6/15/26  Baa1  9,750  9,855
Tosco Corp. 7 5/8%, 5/15/06  Ba1  12,340  12,313
USX Corp. 8 1/2%, 3/1/23  Baa3  3,550  3,592
  51,736
TOTAL ENERGY   55,732
FINANCE - 3.9%
ASSET-BACKED SECURITIES - 0.6%
Airplanes Pass Through Trust Class D
10 7/8%, 3/15/19   Ba2  12,770  13,792
Caterpillar Financial Asset Trust
6.55%, 5/22/02   A3  3,000  2,982
Green Tree Financial Corp.:
 6 1/2%, 6/15/27   Aaa  6,200  6,192
 6.80%, 6/15/27   Aaa  6,500  6,490
Premier Auto Trust:
 8.05%, 4/4/00  Aaa  23,540  24,140
 6%, 5/6/00   Aaa  8,060  8,027
  61,623
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
BANKS - 1.6%
Banponce Financial Corp.
7.72%, 4/13/00  A3 $ 7,000 $ 7,149
Capital One Bank:
 8 1/8%, 2/27/98  Baa3  3,560  3,632
 7.20%, 7/19/99  Baa3  28,000  28,143
Chase Manhattan Corp.
6 1/4%, 1/15/06  A2  24,500  22,698
Den Danske Bank Group AS (g):
 6.55%, 9/15/03  A2  1,500  1,439
 yankee 7 1/4%, 6/15/05  A2  3,500  3,465
Keycorp 7 1/2%, 6/15/06  A2  21,400  21,535
Korea Development Bank yankee
7 1/4%, 5/15/06  A1  30,000  29,905
Midland Bank PLC yankee
7 5/8%, 6/15/06  A1  10,700  10,874
Signet Bank 7.80%, 9/15/06  Baa1  10,000  10,134
Southern National Corp. 7.05%, 5/23/03  A3  17,500  17,399
Summit Bancorp. 8 5/8%, 12/10/02  BBB-  5,500  5,878
Union Planters National Bank
6.81%, 8/20/01  A3  10,000  9,925
  172,176
CREDIT & OTHER FINANCE - 1.4%
Finova Capital Corp. 6.12%, 5/28/02  Baa1  7,000  6,699
Ford Motor Credit:
 5.73%, 2/23/00  A1  11,500  11,146
 5.83%, 2/28/00  A1  22,550  21,918
 6.65%, 5/22/00  A1  9,000  8,957
 6.20%, 3/12/01  A1  10,000  9,727
 6.57%, 3/19/01  A1  11,300  11,147
 7%, 9/25/01  A1  38,000  38,093
General Motors Acceptance Corp.
5 5/8%, 2/1/99  A3  16,500  16,168
HMC Acquisition Properties, Inc.
9%, 12/15/07  Ba3  6,000  5,760
Homeside, Inc. 11 1/4%, 5/15/03 (g)  Ba1  2,400  2,592
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
North American Mortgage Co.
7.29%, 8/19/03  Baa2 $ 3,500 $ 3,508
Repsol International Finance BV yankee
7%, 8/1/05  Aa3  12,508  12,349
  148,064
INSURANCE - 0.1%
Reliance Financial Services
9.273%, 11/1/00  BBB  3,765  3,802
Reliance Group:
 9%, 11/15/00  Ba3  6,315  6,394
 9 3/4%, 11/15/03  B1  2,850  2,886
  13,082
SAVINGS & LOANS - 0.2%
First Nationwide Escrow Corp.
10 5/8%, 10/1/03 (g)  Ba3  3,320  3,469
First Nationwide Parent Holdings Ltd.
12 1/2%, 4/15/03  B2  9,210  9,947
Great Western Financial Corp.
8.60%, 2/1/02  Baa1  7,000  7,457
  20,873
TOTAL FINANCE   415,818
HEALTH - 0.1%
MEDICAL FACILITIES MANAGEMENT - 0.1%
Columbia/HCA Healthcare Corp.
6 7/8%, 7/15/01  A3  9,000  9,013
Tenet Healthcare Corp.
10 1/8%, 3/1/05  Ba3  4,800  5,196
TOTAL HEALTH   14,209
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Exide Corp.:
 10 3/4%, 12/15/02  B1 $ 4,360 $ 4,534
 10%, 4/15/05  B1  1,640  1,665
IMO Industries, Inc. 11 3/4%, 5/1/06 (g)  B3  3,120  3,245
  9,444
POLLUTION CONTROL - 0.0%
Envirosource, Inc. 9 3/4%, 6/15/03  B3  1,760  1,672
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   11,116
MEDIA & LEISURE - 1.5%
BROADCASTING - 1.1%
Bell Cablemedia PLC yankee
0%, 9/15/05 (d)  B2  8,710  5,922
CS Wireless Systems, Inc.
0%, 3/1/06 Unit (d)(g)  -  630  1,285
Citicasters, Inc. 9 3/4%, 2/15/04  B2  21,400  21,721
Granite Broadcasting Corp.:
 10 3/8%, 5/15/05  B3  2,150  2,188
 9 3/8%, 12/1/05  B3  600  582
Intermedia Capital Partners IV LP/ Intermedia
Partners IV Capital Corp.
11 1/4%, 8/1/06 (g)  B2  5,090  5,294
International Cabletel, Inc. 0%, 2/1/06 (d)  B3  1,010  601
Lenfest Communications, Inc.
10 1/2%, 6/15/06 (g)  B2  4,000  4,130
NWCG Holdings Corp. 0%, 6/15/99  Caa  1,530  1,224
SCI Television, Inc. secured 11%, 6/30/05  B2  18,200  19,451
SFX Broadcasting, Inc., Series B,
10 3/4%, 5/15/06  B3  7,000  7,280
TCI Communications, Inc.:
 8%, 8/1/05  Ba1  5,000  4,887
 6 7/8%, 2/15/06  Ba1  8,870  8,017
Telemundo Group, Inc. 7%, 2/15/06 (e)  B1  6,000  5,700
Telewest PLC 0%, 10/1/07 (d)  B1  9,450  6,001
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
Time Warner, Inc.:
 sub. notes 7.95%, 2/1/00  Ba1 $ 7,000 $ 7,161
 7 3/4%, 6/15/05  Ba1  19,500  19,297
  120,741
LODGING & GAMING - 0.3%
American Skiing Co. 12%, 7/15/06 (g)  B3  5,650  5,622
Casino America, Inc. 12 1/2%, 8/1/03  B1  5,140  5,378
Courtyard by Marriott II LP/Courtyard II
Finance Co., Series B, 10 3/4%, 2/1/08  B-  3,100  3,185
HMH Properties, Inc., Series B
9 1/2%, 5/15/05  B1  9,950  9,950
Harrah's Jazz Co. 14 1/4%, 11/15/01 (b)  Caa  5,715  3,143
  27,278
PUBLISHING - 0.0%
Golden Books Publishing, Inc.
7.65%, 9/15/02  B1  1,530  1,308
RESTAURANTS - 0.1%
Foodmaker, Inc. 9 3/4%, 6/1/02  B3  5,620  5,465
Host Marriott Travel Plazas, Inc., Series B,
9 1/2, 5/15/05  B1  9,870  9,870
  15,335
TOTAL MEDIA & LEISURE   164,662
NONDURABLES - 0.6%
FOODS - 0.4%
Chiquita Brands International, Inc.:
 9 5/8%, 1/15/04  B1  9,180  9,364
 10 1/4%, 11/1/06  B1  4,800  4,956
ConAgra, Inc. 7 1/8%, 10/1/26  Baa1  10,000  9,938
Foodbrands of America, Inc.
10 3/4%, 5/15/06  B3  3,310  3,409
Ralcorp Holdings, Inc. 8 3/4%, 9/15/04  Ba1  3,940  4,216
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
NONDURABLES - CONTINUED
FOODS - CONTINUED
Specialty Foods Corp.:
 10 1/4%, 8/15/01  B3 $ 2,370 $ 2,180
 11 1/8%, 10/1/02, Series B  B3  3,150  2,930
 11 1/4%, 8/15/03  Caa  1,700  1,377
  38,370
HOUSEHOLD PRODUCTS - 0.2%
Revlon Worldwide Corp. secured
0%, 3/15/98  B3  22,985  20,169
TOTAL NONDURABLES   58,539
RETAIL & WHOLESALE - 0.4%
APPAREL STORES - 0.0%
Lamonts Apparel, Inc.
10 1/4%, 11/1/99 pay-in-kind (b)(g)  -  13,118  590
Loehmann's, Inc. 11 7/8%, 5/15/03  B2  3,320  3,519
  4,109
GENERAL MERCHANDISE STORES - 0.2%
Dayton Hudson Corp. 7 1/2%, 7/15/06  Baa1  9,000  9,026
K Mart Corp. 12 1/2%, 3/01/05  Ba3  2,890  3,165
Michaels Stores, Inc. 10 7/8%, 6/18/06  Ba1  6,410  6,490
J C Penney, Inc.:
 7 3/8%, 8/15/08  A1  2,500  2,494
 6.90%, 8/15/26  A1  3,000  2,975
  24,150
GROCERY STORES - 0.2%
Kroger Co. 8.15%, 7/15/06  Ba1  7,000  7,114
Pathmark Stores, Inc.:
 9 5/8%, 5/1/03  B2  7,400  7,234
 0%, 11/1/03 (d)  B3  3,050  2,066
  16,414
TOTAL RETAIL & WHOLESALE   44,673
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
SERVICES - 0.0%
PRINTING - 0.0%
Sullivan Graphics, Inc. 12 3/4%, 8/1/05  Caa $ 4,150 $ 4,004
SERVICES - 0.0%
Iron Mountain, Inc. 10 1/8%, 10/1/06  B3  170  173
Prime Succession Acquisition Corp.
10 3/4%, 8/15/04 (g)  B  240  252
  425
TOTAL SERVICES   4,429
TECHNOLOGY - 0.4%
COMMUNICATIONS EQUIPMENT - 0.1%
Echostar Satellite Broadcasting Corp. (d):
 0%, 3/15/04  Caa  2,490  1,706
 0%, 6/1/04  B2  10,000  7,900
  9,606
COMPUTERS & OFFICE EQUIPMENT - 0.3%
Comdisco, Inc.:
 6.35%, 8/7/98  Baa2  10,500  10,486
 5 3/4%, 2/15/01  Baa2  3,250  3,116
 7.21%, 7/02/01  Baa2  12,000  12,138
Unisys Corp., Series B, 12%, 4/15/03  B1  7,170  7,385
  33,125
ELECTRONICS - 0.0%
Advanced Micro Devices, Inc. 11%, 8/1/03  Ba1  2,440  2,512
TOTAL TECHNOLOGY   45,243
TRANSPORTATION - 0.5%
AIR TRANSPORTATION - 0.3%
Delta Air Lines, Inc.:
 9 7/8%, 5/15/00  Baa3  6,000  6,495
 10 1/2%, 4/30/16  Baa1  8,000  9,478
Northwest Airlines Pass Through Trust Class C
8.97%, 1/2/15  Baa3  3,000  3,095
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
TRANSPORTATION - CONTINUED
AIR TRANSPORTATION - CONTINUED
US Air, Inc.:
 9 5/8%, 2/1/01  B3 $ 7,150 $ 6,793
 10%, 7/1/03  B3  6,320  6,004
  31,865
RAILROADS - 0.2%
Burlington Northern Santa Fe Corp.
7.29%, 6/1/36  Baa2  10,500  10,519
Johnstown America Industries, Inc.
11 3/4%, 8/15/05  B3  5,650  5,085
  15,604
TOTAL TRANSPORTATION   47,469
UTILITIES - 0.8%
CELLULAR - 0.4%
Arch Communications Group, Inc.
0%, 3/15/08 (d)  B3  6,620  3,790
Intercel, Inc. 0%, 5/1/06 (d)  B2  8,730  4,976
Microcell Telecommunications, Inc.
0%, 6/1/06 unit (g)  B3  540  298
Millicom International Cellular SA
0%, 6/1/06 (d)(g)  B3  1,810  1,020
Mobile Telecommunications Technologies Corp.
13 1/2%, 12/15/02  B3  1,470  1,544
Paging Network, Inc.:
 8 7/8%, 2/1/06  B2  330  317
 10 1/8%, 8/1/07  B2  1,990  2,050
Rogers Cantel, Inc. 9 3/8%, 6/1/08  Ba3  8,000  7,920
360 Degrees Communications Co.:
 7 1/8%, 3/1/03  Ba2  12,000  11,721
 7 1/2%, 3/1/06  Ba2  10,000  9,721
  43,357
ELECTRIC UTILITY - 0.1%
El Paso Electric Co., Series E,
9.40%, 5/1/11 1st Mtg  Ba3  6,080  6,262
Hydro-Quebec yankee 8.40%, 1/15/22  A2  6,700  7,064
  13,326
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
NONCONVERTIBLE BONDS - CONTINUED
UTILITIES - CONTINUED
TELEPHONE SERVICES - 0.3%
Call-Net Enterprises, Inc. yankee
0%, 12/1/04 (d)  B2 $ 3,600 $ 2,799
MCI Communications Corp.
7 1/8%, 6/15/27  A2  7,750  7,907
MFS Communications, Inc.
0%, 1/15/06 (d)  B1  12,190  8,533
Shared Technologies Fairchild Communications
Corp. 0%, 3/1/06 (d)  Caa  9,070  7,097
Teleport Communications Group, Inc.
0%, 7/1/07 (d)  B1  2,810  1,806
  28,142
TOTAL UTILITIES   84,825
TOTAL NONCONVERTIBLE BONDS   1,066,183
TOTAL CORPORATE BONDS
(Cost $1,063,816)   1,071,907
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 23.9%
U.S. TREASURY OBLIGATIONS - 21.8%
6 1/8%, 3/31/98  Aaa  532,990  533,987
9 1/8%, 5/15/99  Aaa  42,000  44,881
7 3/4%, 12/31/99  Aaa  476,500  496,008
6 7/8%, 3/31/00  Aaa  391,000  397,170
7 7/8%, 8/15/01  Aaa  144,580  152,916
10 3/4%, 5/15/03  Aaa  77,620  94,672
11 1/4%, 8/15/03  Aaa  5,940  7,400
11 7/8%, 11/15/03  Aaa  22,580  29,209
12 3/8%, 5/15/04  Aaa  21,990  29,405
11 3/4%, 2/15/10  Aaa  85,250  111,917
12 3/4%, 11/15/10 (callable)  Aaa  38,000  53,135
8 3/4%, 5/15/17  Aaa  130,500  154,276
8 7/8%, 2/15/19  Aaa  182,745  219,665
TOTAL U.S. TREASURY OBLIGATIONS   2,324,641
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.1%
Federal Farm Credit Bank 9.20%, 6/01/00  Aaa $ 6,000 $ 6,517
Federal Home Loan Bank:
 5.93%, 11/17/00  Aaa  5,000  4,888
 7.70%, 9/20/04  Aaa  2,360  2,473
 8.09%, 12/28/04  Aaa  11,000  11,782
 7.315%, 4/21/05  Aaa  5,000  5,120
 6.85%, 5/26/05  Aaa  10,000  9,909
Federal Home Loan Mortgage Corporation:
 5.63%, 1/10/03  Aaa  5,000  4,706
 7.35%, 3/22/05  Aaa  5,000  5,136
Federal National Mortgage Association:
 7 1/2%, 2/11/02  Aaa  8,010  8,290
 6.80%, 1/10/03  Aaa  22,575  22,617
 6.85%, 4/05/04  Aaa  5,350  5,341
 7 7/8%, 2/24/05  Aaa  8,000  8,495
 7.49%, 3/02/05  Aaa  4,725  4,885
 7.35%, 3/28/05  Aaa  12,000  12,304
 6.44%, 6/21/05  Aaa  2,500  2,411
Guaranteed Export Trust Certificates (assets
of Trust guaranteed by U.S. Government
through Export-Import Bank) Series 1994-A,
7.12%, 4/15/06  Aaa  25,968  26,321
Guaranteed Trade Trust Certificates Series 1994-A
(assets of Trust guaranteed by U.S. Government
through Export-Import Bank)
7.39%, 6/26/06  Aaa  8,810  9,000
Private Export Funding Corp. secured:
 7.30%, 1/31/02  Aaa  8,230  8,435
 6.90%, 1/31/03  Aaa  3,390  3,405
State of Israel (guaranteed by U.S. Government
through Agency for International Development)
6 5/8%, 8/15/03  Aaa  22,140  22,010
U.S. Housing & Urban Development:
 6.73%, 8/1/02  Aaa  21,675  21,673
 6.83%, 8/1/03  Aaa  11,700  11,697
 7.57%, 8/1/13  Aaa  10,090  10,066
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS   227,481
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,549,748)   2,552,122
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 8.8%
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
5 1/2%, 8/1/02 to 5/1/03  Aaa $ 14,767 $ 14,009
6%, 10/1/23 to 9/1/25  Aaa  14,115  12,970
7%, 1/1/98 to 7/1/01  Aaa  7,372  7,401
8 1/2%, 7/1/17 to 8/1/26  Aaa  115,354  118,514
9%, 10/1/26  Aaa  8,000  8,342
  161,236
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.6%
5 1/2%, 10/1/02 to 5/1/26  Aaa  24,558  23,092
6%, 3/1/03 to 6/1/26  Aaa  143,888  134,738
6 1/2%, 7/1/25 to 6/1/02  Aaa  266,192  250,132
7%, 5/1/00 to 5/1/26  Aaa  56,513  54,517
7 1/2%, 10/1/26  Aaa  32,000  31,630
  494,109
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.7%
6%, 10/15/08 to 4/15/26  Aaa  48,658  46,626
6 1/2%, 12/15/07 to 8/15/09  Aaa  76,162  74,304
8%, 9/15/25 to 7/15/26  Aaa  42,293  42,693
8%, 10/15/26 (h)  Aaa  42,000  42,420
8 1/2%, 10/15/26 (h)  Aaa  79,000  81,271
  287,314
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $939,849)   942,659
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
PRIVATE SPONSOR - 0.0%
DLJ Mortgage Acceptance Corp. Multi-Family
Pass-Through Certificates Series 1993-MF10
Class B-2, 8%, 7/15/03 (g) (Cost $524)  -  650  531
COMMERCIAL MORTGAGE SECURITIES - 1.2%
American Southwest Financial Securities
commercial Series 1994-C2 Class B2,
12.8094%, 12/25/01 (g)(i)  -  3,880  3,696
Bardell Associates Note Trust
12 1/2%, 11/1/08 (f)  -  18,034  19,161
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
Blackrock Capital Funding LLC
Commercial Mortgage Series 1996
Class C2, 7.615%, 11/16/26 (g)  AAA $ 5,000 $ 5,058
CBA Mortgage Corp. commercial Series 1993-C1
Class E, 7.7732%, 12/25/03 (g)(i)  Ba2  5,083  4,191
CS First Boston Mortgage Securities Corp. (g)(i):
 commercial floater Series 1995-AEWI Class E,
 10.3245%, 11/25/97  -  2,510  2,148
 commercial Series 1994-CFB1 Class E,
 7.7807%, 1/25/28  Ba2  6,772  5,457
Equitable Life Assurance Society of the
United States (g):
  commercial Series:
   1996-1, Class B1, 7.33%, 5/15/06  Aa2  10,400  10,361
   1996-1, Class C1, 7.52%, 5/15/06  A2  8,000  7,955
  sequential pay Series 174 Class A1,
  7.24%, 5/15/06  Aaa  17,600  17,534
FSB Trust Receipts commercial Series 1994
Class 1-B, 7.89%, 12/1/24 (g)  -  3,280  2,194
Merrill Lynch Mortgage Investments, Inc.
commercial Series (g):
  1995 Class C2-E, 8.15%, 6/15/21  Ba3  3,159  2,887
  1994 Class M1-E, 8.1014%, 6/25/22 (i)  Ba2  1,060  935
Mortgage Capital Funding, Inc. commercial
Series 1996-MC1 Class G, 7.15%,
7/15/28 (g)  BB  1,359  1,030
NB Commercial Mortgage Pass-Through Certificates
sequential pay, Series FSI Class A,
7.187%, 10/20/23 (g)  -  8,500  8,479
Nomura Asset Securities Corp. commercial (g):
 Series 1993-1 Class B-2, 6.68%, 12/15/01  -  3,930  3,289
 Series 1993-1 Class B3, 6.68%, 12/15/03  B  1,800  1,389
Oregon Commercial Mortgage, Inc. commercial
Series 1995 Class E, 9.8816%,
 6/25/26 (g)(i)  BB  2,650  2,288
Penn Mutual Life Insurance Co. (The) commercial
Pass-Through Certificates (g):
  Series 1996-PML Class K,
  7.90%, 11/15/26  -  750  430
  Series 1996-PML Class L,
  7.90%, 11/15/26  -  600  264
Wells Fargo Capital Markets Apartment Financing
Trust commercial 6.56%, 12/29/05 (g)  Aaa  10,875  10,549
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000)
Resolution Trust Corp.:
 commercial floater Series1991-M2
 Class A1, 7.1656%, 9/25/20 (i)  Ba3 $ 658 $ 461
 commercial Series:
  1994-C1 Class E, 8%, 6/25/26  BB  3,004  2,665
  1995-C2 Class E, 7%, 5/25/27  Ba2  238  199
  1995-C2 Class F, 7%, 5/25/27  B1  696  561
  1994-C2 Class G, 8%, 4/25/25  B  2,256  1,932
  1994-N2 Class 5-A,
  10.625%, 12/15/04 (e)(g)  B2  3,400  3,400
  1994-N2 Class 5-B,
  10.625%, 12/15/04 (e)(g)  B2  1,000  1,000
 sequential pay Series:
  1994-C1 Class F, 8%, 6/25/26  B  3,005  2,449
SML, Inc. commercial Series 1994-C1 Class C,
9.20%, 9/18/99 (f)  -  5,225  3,475
Structured Asset Securities Corp. commercial
Series 1995-C1 Class E, 7 3/8%, 9/25/24 (g)  BB  2,190  1,623
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $125,671)   127,060
COMPLEX MORTGAGE SECURITIES - 0.0%
INTEREST ONLY STRIPS - 0.0%
SML, Inc. commercial Series 1994-C1 Class S,
0.81%, 9/18/99 (j) (Cost $3,695)  -  125,474  2,196
FOREIGN GOVERNMENT OBLIGATIONS  - 0.5%
Ontario Province 6%, 2/21/06  Aa3  19,880  18,328
Quebec Province 7.22%, 7/22/36 (e)  A2  35,000  35,726
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $53,298)   54,054
REPURCHASE AGREEMENTS - 9.8%
 MATURITY VALUE (NOTE 1)
 AMOUNT (000S) (000S)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at  5.72% dated
9/30/96 due 10/1/96  $ 1,046,534 $ 1,046,368
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $9,666,249)  $ 10,689,782
LEGEND
1. Non-income producing
2. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
5. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
6. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST (000S)
Bardell Associates Note
 Trust 12 1/2%,
 11/1/08 4/19/94 $ 18,326
Chancellor Trust Class
 I unit 10/12/94 $ 2,990
Hat Brands, Inc. 9/2/92
 (warrants) to 2/23/94 $ -
 ACQUISITION ACQUISITION
SECURITY DATE COST (000S)
Live Entertainment, Inc.:
 $2.00 (warrants) 3/23/93 $ 241
 $2.72 (warrants) 3/23/93 $ 230
SML, Inc. commercial
 Series1994-C1
 Class C, 9.20%,
 9/18/99 8/11/94 $ 3,398
WCI Communities LP
 17%, 7/24/98 7/24/95 $ 9,874
7. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $181,118,000 or 1.7% of net assets.
8. Security or a portion of the security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
9. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
10. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 37.1% AAA, AA, A 36.0%
Baa 1.8% BBB  3.3%
Ba 1.5% BB  1.2%
B 3.0% B  2.4%
Caa 0.2% CCC  0.2%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.6%.
INCOME TAX INFORMATION
At September 30, 1996, the aggregate cost of investment securities for income tax purposes was $9,670,163,000. Net unrealized appreciation aggregated $1,019,619,000, of which $1,124,239,000 related to appreciated investment securities and $104,620,000 related to depreciated investment securities.
The fund hereby designates approximately $91,888,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) SEPTEMBER 30, 1996

ASSETS

Investment in securities, at value (including repurchase                         $ 10,689,782
agreements of $1,046,368) (cost $9,666,249) -
See accompanying schedule

Cash                                                                              231

Receivable for investments sold                                                   220,107

Receivable for fund shares sold                                                   11,936

Dividends receivable                                                              16,534

Interest receivable                                                               53,586

Other receivables                                                                 362

 TOTAL ASSETS                                                                     10,992,538

LIABILITIES

Payable for investments purchased                                    $ 142,942
Regular delivery

 Delayed delivery                                                     82,724

Payable for fund shares redeemed                                      27,566

Accrued management fee                                                4,889

Other payables and accrued expenses                                   2,876

Collateral on securities loaned, at value                             57,866

 TOTAL LIABILITIES                                                                318,863

NET ASSETS                                                                       $ 10,673,675

Net Assets consist of:

Paid in capital                                                                  $ 9,081,298

Undistributed net investment income                                               54,997

Accumulated undistributed net realized gain (loss) on                             513,858
investments and foreign currency transactions

Net unrealized appreciation (depreciation) on                                     1,023,522
investments and assets and liabilities in foreign
currencies

NET ASSETS, for 647,262 shares outstanding                                       $ 10,673,675

NET ASSET VALUE, offering price and redemption price per                          $16.49
share ($10,673,675 (divided by) 647,262 shares)


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS  YEAR ENDED SEPTEMBER 30, 1996

INVESTMENT INCOME                                                      $ 127,001
Dividends

Interest (including income on securities loaned of $445)                371,732

 TOTAL INCOME                                                           498,733

EXPENSES

Management fee                                              $ 74,474

Transfer agent fees                                          25,500

Accounting and security lending fees                         878

Non-interested trustees' compensation                        42

Custodian fees and expenses                                  1,836

Registration fees                                            36

Audit                                                        242

Legal                                                        85

Interest                                                     10

Miscellaneous                                                64

 Total expenses before reductions                            103,167

 Expense reductions                                          (1,458)    101,709

NET INVESTMENT INCOME                                                   397,024

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                       670,456

 Foreign currency transactions                               1,300      671,756

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                       6,281

 Assets and liabilities in foreign currencies                (2,502)    3,779

NET GAIN (LOSS)                                                         675,535

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 1,072,559
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED      YEAR ENDED
                                                          SEPTEMBER 30,   SEPTEMBER 30,
                                                          1996            1995

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 397,024       $ 476,936
Net investment income

 Net realized gain (loss)                                  671,756         (232,873)

 Change in net unrealized appreciation (depreciation)      3,779           806,047

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           1,072,559       1,050,110
FROM OPERATIONS

Distributions to shareholders                              (374,329)       (333,377)
From net investment income

 In excess of net realized gain                            -               (72,865)

 TOTAL DISTRIBUTIONS                                       (374,329)       (406,242)

Share transactions                                         2,206,154       3,045,965
Net proceeds from sales of shares

 Reinvestment of distributions                             366,382         397,033

 Cost of shares redeemed                                   (3,680,752)     (4,795,597)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (1,108,216)     (1,352,599)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (409,986)       (708,731)

NET ASSETS

 Beginning of period                                       11,083,661      11,792,392

 End of period (including undistributed net investment    $ 10,673,675    $ 11,083,661
income of $54,997 and $15,484, respectively)

OTHER INFORMATION
Shares

 Sold                                                      137,775         212,281

 Issued in reinvestment of distributions                   22,890          27,840

 Redeemed                                                  (229,788)       (332,700)

 Net increase (decrease)                                   (69,123)        (92,579)


FINANCIAL HIGHLIGHTS

                                    YEARS ENDED SEPTEMBER 30,

                                    1996                        1995       1994 B     1993      1992

SELECTED PER-SHARE DATA

Net asset value, beginning          $ 15.47                     $ 14.58    $ 14.97    $ 13.50   $ 13.02
of period

Income from Investment
Operations

 Net investment income               .62                         .49        .34        .52       .46

 Net realized and unrealized         .96                         .93        .21        2.01      .97
 gain (loss)

 Total from investment               1.58                        1.42       .55        2.53      1.43
operations



Less Distributions

 From net investment income          (.56)                       (.44)      (.44)      (.87)     (.45)

 From net realized gain              -                           -          (.45)      (.19)     (.50)

 In excess of net realized gain      -                           (.09)      (.05)      -         -

 Total distributions                 (.56)                       (.53)      (.94)      (1.06)    (.95)

Net asset value, end of period      $ 16.49                     $ 15.47    $ 14.58    $ 14.97   $ 13.50

TOTAL RETURN A                       10.37%                      10.09%     3.60%      19.71%    11.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period           $ 10,674                    $ 11,084   $ 11,792   $ 7,266   $ 2,762
(in millions)

Ratio of expenses to average         .95%                        .97%       1.04%      1.09%     1.17%
net assets

Ratio of expenses to average net     .93%                        .97%       1.04%      1.09%     1.17%
assets after expense                C
reductions

Ratio of net investment income       3.64%                       4.27%      3.63%      4.28%     5.58%
to average net assets

Portfolio turnover rate              131%                        137%       109%       98%       134%

Average commissions rate D          $ .0045


M THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
N EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
O FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
P FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Asset Manager (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, passive foreign investment companies (PFIC), market discount, non-taxable dividends, and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any
2. OPERATING POLICIES -
CONTINUED
FORWARD FOREIGN CURRENCY
CONTRACTS - CONTINUED
realized gain (loss) is recognized on the date of offset; otherwise, gain
(loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The fund may use futures and options contracts to manage its exposure to the stock and bond markets. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
2. OPERATING POLICIES -
CONTINUED
INDEXED SECURITIES. The fund may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $36,103,000 or 0.3% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $12,660,410,000 and $12,045,001,000, respectively, of which U.S. government and government agency obligations aggregated $7,026,075,000 and $5,244,567,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .25%. For the period, the management fee was equivalent to an annual rate of .68% of average net assets. Effective August 1, 1996, FMR voluntarily agreed to reduce the individual fund fee rate from .40% to .25%.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING AND SECURITY LENDING FEES - CONTINUED is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,476,000 for the period.
5. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, the value of the securities loaned and the value of collateral amounted to $56,168,000 and $57,866,000, respectively.
6. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $16,857,000 and $13,315,000, respectively. The weighted average interest rate was 5.7%.
7. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $760,000 under this arrangement.
In addition, the fund has entered into an arrangement with its transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $698,000 under this arrangement.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Asset Manager:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Asset Manager (a fund of Fidelity Charles Street Trust) at September 30, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Asset Manager's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
November 15, 1996
DISTRIBUTIONS


A total of 36.7% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 21% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders. The fund will notify shareholders in January 1997 of these percentages for use in preparing 1996 income tax returns.

INVESTMENT ADVISER
Fidelity Management & Research
Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
William J. Hayes, Vice President
Richard C. Habermann, Vice President
George A. Vanderheiden, Vice President
Michael Gray, Vice President
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S ASSET ALLOCATION FUNDS
Asset Manager(trademark)
Asset Manager: Growth
Asset Manager: Income
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